                                                               Exhibit 10(a)


                                                           EXECUTION VERSION


                             FINANCING AGREEMENT

                         DATED AS OF OCTOBER 8, 2003

                                BY AND AMONG

                              SOLUTIA INC. AND
                     SOLUTIA BUSINESS ENTERPRISES, INC.,
                                AS BORROWERS,

         CERTAIN SUBSIDIARIES OF SOLUTIA INC. LISTED AS A GUARANTOR
                       ON THE SIGNATURE PAGES HERETO,
                               AS GUARANTORS,

                 THE LENDERS FROM TIME TO TIME PARTY HERETO,
                                 AS LENDERS,

                             ABLECO FINANCE LLC,
                            AS COLLATERAL AGENT,

                         WELLS FARGO FOOTHILL, INC.,
             AS ADMINISTRATIVE AGENT AND AS JOINT LEAD ARRANGER,

                                     AND

                  CONGRESS FINANCIAL CORPORATION (CENTRAL),
              AS DOCUMENTATION AGENT AND AS JOINT LEAD ARRANGER

                                                           EXECUTION VERSION


                                                TABLE OF CONTENTS

                                                                                                             Page
                                                                                                             ----
ARTICLE I DEFINITIONS; CERTAIN TERMS............................................................................1
         Section 1.01        Definitions........................................................................1
         Section 1.02        Terms Generally...................................................................33
         Section 1.03        Accounting and Other Terms........................................................33
         Section 1.04        Time References...................................................................33

ARTICLE II THE LOANS...........................................................................................34
         Section 2.01        Commitments.......................................................................34
         Section 2.02        Making the Loans..................................................................35
         Section 2.03        Repayment of Loans; Evidence of Debt..............................................38
         Section 2.04        Interest..........................................................................39
         Section 2.05        Reduction of Commitment; Prepayment of Loans......................................39
         Section 2.06        Fees..............................................................................45
         Section 2.07        Securitization....................................................................45
         Section 2.08        Taxes.............................................................................46

ARTICLE III LETTER OF CREDIT ACCOMMODATIONS....................................................................48
         Section 3.01        Letter of Credit Guaranty.........................................................48
         Section 3.02        Participations....................................................................51
         Section 3.03        Letter of Credit Accommodations...................................................52

ARTICLE IV FEES, PAYMENTS AND OTHER COMPENSATION...............................................................53
         Section 4.01        Audit and Collateral Monitoring Fees..............................................53
         Section 4.02        Payments; Computations and Statements.............................................53
         Section 4.03        Sharing of Payments, Etc..........................................................54
         Section 4.04        Apportionment of Payments.........................................................55
         Section 4.05        Increased Costs and Reduced Return................................................56
         Section 4.06        Joint and Several Liability of the Borrowers......................................58

ARTICLE V CONDITIONS TO LOANS..................................................................................59
         Section 5.01        Conditions Precedent to Effectiveness.............................................59
         Section 5.02        Conditions Precedent to All Loans and Letter of Credit
                             Accommodations....................................................................65

ARTICLE VI REPRESENTATIONS AND WARRANTIES......................................................................66
         Section 6.01        Representations and Warranties....................................................66

ARTICLE VII COVENANTS OF THE LOAN PARTIES......................................................................75
         Section 7.01        Affirmative Covenants.............................................................75
         Section 7.02        Negative Covenants................................................................88
         Section 7.03        Financial Covenants...............................................................95

ARTICLE VIII MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS AND OTHER COLLATERAL................................99



         Section 8.01        Collection of Accounts; Management of Collateral..................................99
         Section 8.02        Collateral Custodian.............................................................102
         Section 8.03        Collateral Reporting.............................................................102
         Section 8.04        Accounts Covenants...............................................................103
         Section 8.05        Inventory Covenants..............................................................104

ARTICLE IX EVENTS OF DEFAULT..................................................................................105
         Section 9.01        Events of Default................................................................105

ARTICLE X AGENTS..............................................................................................109
         Section 10.01       Appointment......................................................................109
         Section 10.02       Nature of Duties.................................................................110
         Section 10.03       Rights, Exculpation, Etc.........................................................110
         Section 10.04       Reliance.........................................................................111
         Section 10.05       Indemnification..................................................................111
         Section 10.06       Agents Individually..............................................................111
         Section 10.07       Successor Agent..................................................................112
         Section 10.08       Collateral Matters...............................................................112
         Section 10.09       Agency for Perfection............................................................113

ARTICLE XI GUARANTY...........................................................................................114
         Section 11.01       Guaranty.........................................................................114
         Section 11.02       Guaranty Absolute................................................................114
         Section 11.03       Waiver...........................................................................115
         Section 11.04       Continuing Guaranty; Assignments.................................................116
         Section 11.05       Subrogation......................................................................116

ARTICLE XII MISCELLANEOUS.....................................................................................117
         Section 12.01       Notices, Etc.....................................................................117
         Section 12.02       Amendments, Etc..................................................................118
         Section 12.03       No Waiver; Remedies, Etc.........................................................119
         Section 12.04       Expenses; Taxes; Attorneys' Fees.................................................119
         Section 12.05       Right of Set-off.................................................................120
         Section 12.06       Severability.....................................................................121
         Section 12.07       Assignments and Participations...................................................121
         Section 12.08       Counterparts.....................................................................124
         Section 12.09       GOVERNING LAW....................................................................124
         Section 12.10       CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE............................124
         Section 12.11       WAIVER OF JURY TRIAL, ETC........................................................125
         Section 12.12       Consent by the Agents and Lenders................................................126
         Section 12.13       No Party Deemed Drafter..........................................................126
         Section 12.14       Reinstatement; Certain Payments..................................................126
         Section 12.15       Indemnification..................................................................126
         Section 12.16       Parent as Agent for Borrowers....................................................127
         Section 12.17       Records..........................................................................128
         Section 12.18       Binding Effect...................................................................128



         Section 12.19       Interest.........................................................................128
         Section 12.20       Confidentiality..................................................................129
         Section 12.21       Integration......................................................................130
         Section 12.22       Intercreditor Agreement..........................................................130
         Section 12.23       Dutch Security Agreement.........................................................130

                                      SCHEDULE AND EXHIBITS
                                      ---------------------
Schedule 1.01(A)             Lenders and Lenders' Commitments
Schedule 1.01(B)             Cash Restructuring Charges
Schedule 3.01                Existing Letters of Credit
Schedule 6.01(e)             Subsidiaries
Schedule 6.01(f)             Litigation; Commercial Tort Claims
Schedule 6.01(i)             ERISA
Schedule 6.01(l)             Nature of Business
Schedule 6.01(o)             Real Property
Schedule 6.01(q)             Operating Lease Obligations
Schedule 6.01(r)             Environmental Matters
Schedule 6.01(s)             Insurance
Schedule 6.01(u)             Bank Accounts
Schedule 6.01(v)             Intellectual Property
Schedule 6.01(w)             Material Contracts
Schedule 6.01(y)             Employee and Labor Matters
Schedule 6.01(aa)            Name; Jurisdiction of Organization; Organizational ID Number; Chief
                             Place of Business; Chief Executive Office; FEIN
Schedule 6.01(bb)            Collateral Locations
Schedule 7.01(s)             Post-Closing Delivery
Schedule 7.02(a)             Existing Liens
Schedule 7.02(b)             Existing Indebtedness
Schedule 7.02(c)(i)          Permitted Dispositions
Schedule 7.02(e)             Existing Investments
Schedule 7.02(k)             Limitations on Dividends and Other Payment Restrictions
Schedule 7.03                Designated Business Segments
Schedule 8.01                Cash Management Banks and Cash Management Accounts

Exhibit A                    Form of Guaranty
Exhibit B                    Form of Security Agreement
Exhibit C                    Form of Pledge Agreement
Exhibit D                    Form of Notice of Borrowing
Exhibit E                    Form of Borrowing Base Certificate
Exhibit F                    Form of Opinion of Counsel
Exhibit G                    Form of Intercompany Subordination Agreement
Exhibit H                    Form of Assignment and Acceptance
Exhibit I                    Form of Landlord Waiver
Exhibit J                    Form of Contribution Agreement

                             FINANCING AGREEMENT

                  Financing Agreement, dated as of October 8, 2003, by and among Solutia Inc., a Delaware corporation (the "Parent"), and Solutia
                                                 ------
Business Enterprises, Inc., a New York corporation ("Solutia Business" and
                                                     ----------------
together with the Parent, each a "Borrower" and collectively, the
                                  --------
"Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the
 ---------
signature pages hereto (each a "Guarantor" and collectively, the
                                ---------
"Guarantors"), the lenders from time to time party hereto (each a "Lender"
 ----------                                                        ------
and collectively, the "Lenders"), Ableco Finance LLC, a Delaware limited
                       -------
liability company ("Ableco"), as collateral agent for the Lenders (in such
                    ------
capacity, the "Collateral Agent"), Wells Fargo Foothill, Inc., a California
               ----------------
corporation ("Foothill"), as administrative agent for the Lenders (in such
              --------
capacity, the "Administrative Agent"), and Congress Financial Corporation
               --------------------
(Central), an Illinois corporation ("Congress"), as documentation agent for
                                     --------
the Lenders (in such capacity, the "Documentation Agent" and together with
                                    -------------------
the Collateral Agent and the Administrative Agent, each an "Agent" and
                                                            -----
collectively, the "Agents").
                   ------

                                  RECITALS

                  The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of three separate revolving credit facilities in an aggregate principal amount for all such facilities not to exceed $350,000,000 at any time outstanding. The revolving A credit facility will include a $150,000,000 subfacility for the issuance of letters of credit. The proceeds of the loans made under the revolving credit facilities shall be used to refinance existing indebtedness of the Borrowers and the Guarantors, for general working capital purposes of the Borrowers and the Guarantors and to pay fees and expenses related to this Agreement. The letters of credit shall be used to support the Parent's obligations under the Astaris Guaranty (as hereinafter defined) and for general corporate and working capital purposes. The Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth.

                  In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

                                 ARTICLE I

                         DEFINITIONS; CERTAIN TERMS

                  Section 1.01 Definitions. As used in this Agreement, the
                               -----------
following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "Ableco" has the meaning specified therefor in the
                   ------
preamble hereto.

                  "Account Debtor" means each debtor, customer or obligor in
                   --------------
any way obligated on or in connection with any Account.

                  "Accounts" means, as to each Loan Party, all present and
                   --------
future rights of such Loan Party to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) for a secondary obligation incurred or to be incurred.

                  "Action" has the meaning specified therefor in Section
                   ------
12.12.

                  "Administrative Agent" has the meaning specified therefor
                   --------------------
in the preamble hereto.

                  "Administrative Agent's Account" means an account at a
                   ------------------------------
bank designated by the Administrative Agent from time to time as the account into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents.

                  "Administrative Borrower" has the meaning specified
                   -----------------------
therefor in Section 12.16.

                  "Affiliate" means, with respect to any Person, any other
                   ---------
Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or
(ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an "Affiliate" of any Loan Party.

                  "After Acquired Property" has the meaning specified
                   -----------------------
therefor in Section 7.01(n).

                  "Agent" and "Agents" have the respective meanings
                   -----       ------
specified therefor in the preamble hereto.

                  "Agent Advances" has the meaning specified therefor in
                   --------------
Section 10.08(a).

                  "Agreement" means this Financing Agreement, including all
                   ---------
amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  "Assignment and Acceptance" means an assignment and
                   -------------------------
acceptance entered into by an assigning Lender and an assignee, and accepted by the Collateral Agent, in accordance with Section 12.07 hereof and substantially in the form of Exhibit H hereto or such other form acceptable to the Collateral Agent.

                  "Astaris" means Astaris LLC, a Delaware limited liability
                   -------
company.

                  "Astaris Agent" means Bank of America, N.A., in its capacity
                   -------------
as administrative agent for the Astaris Lenders.

                  "Astaris Credit Agreement" means the Five Year Credit
                   ------------------------
Agreement, dated as of September 14, 2000, among Astaris, the Astaris Lenders and the Astaris Agent.

                  "Astaris Guaranty" means the Guaranty Agreement, dated
                   ----------------
September 14, 2000, made by the Parent in favor of Astaris, the Astaris Lenders and the Astaris Agent.

                  "Astaris Lenders" means the lenders from time to time
                   ---------------
party to the Astaris Credit Agreement.

                  "Authorized Officer" means, with respect to any Person,
                   ------------------
the chief executive officer, chief financial officer, president, treasurer, assistant treasurer, controller or assistant controller of such Person.

                  "Availability" means, at any time, an amount equal to the
                   ------------
sum of (i) difference between (a) the lesser of (I) the Borrowing Base and
(II) the Total Revolving A Credit Commitment and (b) the sum of (I) the aggregate outstanding principal amount of all Revolving A Loans and (II) all Letter of Credit Obligations, and (ii) the amount of cash of the Loan Parties deposited in a bank account subject to a Cash Management Agreement or a Concentration Account Agreement.

                  "Bailee's Letter" means a letter in form and substance
                   ---------------
reasonably acceptable to the Collateral Agent and the Administrative Agent and executed by any Person (other than a Loan Party) that is in possession of any Collateral on behalf of such Loan Party pursuant to which such Person acknowledges the Lien of the Collateral Agent for the benefit of the Agents and the Lenders with respect thereto.

                  "Bankruptcy Code" means the United States Bankruptcy Code
                   ---------------
(11 U.S.C. Section 101, et seq.), as amended, and any successor statute.

                  "Board" means the Board of Governors of the Federal
                   -----
Reserve System of the United States.

                  "Board of Directors" means, with respect to any Person,
                   ------------------
the board of directors (or comparable managers) of such Person or any committee thereof duly authorized to act on behalf of the board.

                  "Book Value" means, with respect to any Inventory of any
                   ----------
Person, the lower of (i) cost (as reflected in the general ledger of such Person before customary reserves established by such Person in good faith and in accordance with GAAP) and (ii) market value, in each case, determined in accordance with GAAP calculated on a first-in first-out basis.

                  "Borrower" and "Borrowers" have the respective meanings
                   --------       ---------
specified therefor in the preamble hereto.

                  "Borrowing Base" means, at any time, the difference
                   --------------
between (i) the sum of (A) up to 85% of the value of the Net Amount of Eligible Accounts at such time less the amount, if any, of the Dilution
                               ----
Reserve plus (B) the sum of up to (x) 60% of the Book Value of the Eligible
        ----
Inventory constituting finished goods at such time plus (y) 40% of the Book Value of the Eligible Inventory constituting raw materials at such time plus
(z) the lesser of (i) 30% of the Book Value of the Eligible Inventory constituting the Designated Chemicals at such time and (ii) $10,000,000 and
(ii) such reserves as the Administrative Agent or the Documentation Agent may deem appropriate

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

in the exercise of their business judgment made in good faith and exercised reasonably based upon the lending practices of the Administrative Agent or the Documentation Agent consistent with the general practices in the commercial finance industry.

                  "Borrowing Base Certificate" means a certificate signed by
                   --------------------------
an Authorized Officer of the Administrative Borrower and setting forth the calculation of the Borrowing Base in compliance with Section 7.01(a)(vi), substantially in the form of Exhibit E.

                  "Business Day" means any day other than a Saturday, Sunday
                   ------------
or other day on which commercial banks in New York City are authorized or required to close.

                  "Capital Expenditures" means, with respect to any Person
                   --------------------
for any period, the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period; provided, that the term "Capital Expenditure" shall not
                    --------
include (a) expenditures made in connection with the replacement, substitution or restoration of assets or the purchase of any other assets used or useful in the business of such Person (i) to the extent financed from insurance proceeds paid on account of the loss of or damage to the assets of any such Person or its Subsidiaries or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets of any such Person or its Subsidiaries, and (b) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time.

                  "Capital Guideline" means any law, rule, regulation,
                   -----------------
policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) of any central bank or Governmental Authority (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by any Lender, any Person controlling any Lender, or the L/C Issuer or the manner in which any Lender, any Person controlling any Lender, or the L/C Issuer allocates capital to any of its contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

                  "Capital Stock" means (i) with respect to any Person that
                   -------------
is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

                  "Capitalized Lease" means, with respect to any Person, any
                   -----------------
lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or
(ii) a transaction of a type commonly known as a "synthetic lease" (i.e., a
                                                                    ----
lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes); provided that, the term Capitalized Lease shall not include
               --------
the Headquarters Lease.

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

                  "Capitalized Lease Obligations" means, with respect to any
                   -----------------------------
Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Cash Management Accounts" means those bank accounts of
                   ------------------------
each Loan Party listed on Schedule 8.01 that are maintained at one or more Cash Management Banks listed on Schedule 8.01.

                  "Cash Management Agreements" means those certain cash
                   --------------------------
management service agreements, in form and substance satisfactory to the Administrative Agent, each of which is among the applicable Loan Party, the Administrative Agent and one of the Cash Management Banks.

                  "Cash Management Bank" has the meaning specified therefor
                   --------------------
in Section 8.01(a).

                  "Change of Control" means each occurrence of any of the
                   -----------------
following:

                           (a) the acquisition, directly or indirectly, by
any person or group (within the meaning of Section 13(d)(3) of the Exchange
Act) of beneficial ownership of more than 33% of the aggregate outstanding voting power of the Capital Stock of the Parent;

                           (b) the Parent shall cease to have beneficial
ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 100% of the aggregate voting power of the Capital Stock of each other Loan Party, Solutia Europe, Solutia Dutch Newco and the Subsidiaries of Solutia Dutch Newco, free and clear of all Liens (other than any Liens granted under the Loan Documents and Permitted Liens), except to the extent resulting from a transaction specifically permitted under Section 7.02(c);

                           (c) (i) any Loan Party consolidates or
amalgamates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to another Person, or (ii) any entity consolidates or amalgamates with or merges into any Loan Party in a transaction pursuant to which the outstanding voting Capital Stock of such Loan Party is reclassified or changed into or exchanged for cash, securities or other property, other than (A) any such transaction described in this clause (ii) in which either (x) in the case of any such transaction involving the Parent, no person or group (within the meaning of Section 13(d)(3) of the Exchange Act) has, directly or indirectly, acquired beneficial ownership of more than 33% of the aggregate outstanding voting Capital Stock of the Parent or (y) in the case of any such transaction involving a Loan Party other than the Parent, Solutia Europe, Solutia Dutch Newco and the Subsidiaries of Solutia Dutch Newco, the Parent has beneficial ownership, directly or indirectly, of 100% of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity and (B) to the extent resulting from a transaction specifically permitted under Section 7.02(c); or

                           (d) the occurrence of a "Change of Control" (or
any similar defined term or concept) under, and as defined in, the 1997 Indenture, the 2009 Note Indenture or the Euro Indenture, to the extent the Parent or any of its Subsidiaries have any outstanding obligations under the applicable Indenture.

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

                  "Collateral" means all of the property and assets and all
                   ----------
interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

                  "Collateral Agent" has the meaning specified therefor in
                   ----------------
the preamble hereto.

                  "Collections" means all cash, checks, notes, instruments
                   -----------
and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds and tax refunds) of the Loan Parties.

                  "Concentration Account" means the bank accounts of the
                   ---------------------
Loan Parties designated as the "Concentration Accounts" on Schedule 8.01 maintained at the Concentration Account Banks, into which cash received in the Cash Management Accounts is wired as provided in Section 8.01.

                  "Concentration Account Agreement" means a control
                   -------------------------------
agreement among any Loan Party, the Concentration Account Banks and the Administrative Agent, in form and substance satisfactory to the Collateral Agent and the Administrative Agent, applicable to the Concentration Account.

                  "Concentration Account Banks" means each of the banks
                   ---------------------------
identified on Schedule 8.01 as a "Concentration Account Bank", or such other Person or Persons as the Administrative Borrower (with the prior written consent of the Administrative Agent) may designate from time to time.

                  "Congress" has the meaning specified therefor in the
                   --------
preamble hereto.

                  "Consolidated EBITDA" means, with respect to any Person
                   -------------------
for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the
                              ----
following amounts of such Person and its Subsidiaries for such period to the extent deducted in determining Consolidated Net Income of such Person for such period: (A) Consolidated Net Interest Expense, (B) income tax expense,
(C) depreciation expense, and (D) amortization expense.

                  "Consolidated Net Income" means, with respect to any
                   -----------------------
Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any extraordinary or non recurring gains or non-cash losses or gains or losses from Dispositions, (b) non-cash restructuring charges, (c) the cash charges set forth on Schedule 1.01(B) to the extent that (i) the aggregate amount of such cash charges do not exceed $102,000,000 and (ii) the aggregate amount of such cash charges do not exceed $10,000,000 in 2003, $83,000,000 in 2004, and $38,000,000 in 2005,
(d) effects of discontinued operations and (e) interest income excluding income from joint ventures.

                  "Consolidated Net Interest Expense" means, with respect to
                   ---------------------------------
any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for
                               ----
such period and

(B) gains for such period on Hedging Agreements excluding commodity, currency and equity Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on
                         ----
Hedging Agreements excluding commodity, currency and equity Hedging Agreements (to the extent not included in gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.

                  "Contingent Obligation" means, with respect to any Person,
                   ---------------------
any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not
         --------  -------
include (x) customary indemnification obligations which are (I) provided in the ordinary course to the directors, officers, employees, agents, independent contractors or service providers of the Parent or any of its Subsidiaries or (II) in connection with the sale or disposition of property,
(y) indemnification obligations given in the Indentures, and (z) any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "Contribution Agreement" means the Contribution Agreement,
                   ----------------------
dated as of the Effective Date, among the Loan Parties, substantially in the form of Exhibit J.

                  "Current Value" has the meaning specified therefor in
                   -------------
Section 7.01(n).

                  "Default" means an event which, with the giving of notice
                   -------
or the lapse of time or both, would constitute an Event of Default.

                  "Designated A Business Segment" means the business segment
                   -----------------------------
of the Parent and its Subsidiaries described on Part A of Schedule 7.03.

                  "Designated B Business Segment" means the business segment
                   -----------------------------
of the Parent and its Subsidiaries described on Part B of Schedule 7.03.

                  "Designated Business" means the line of business of the
                   -------------------
Parent and Solutia Europe identified as the "Designated Business" in Part A of Schedule 7.02(c)(i).

                  "Designated Business Disposition" has the meaning
                   -------------------------------
specified therefor in Section 7.02(c)(i).

                  "Designated Chemicals" means Acrylonitrite, Cyclohexane,
                   --------------------
Adiponitrile and Nylon Salt to the extent such chemicals are classified as work-in-process in the books and records of the Loan Parties and saleable in their current form in the ordinary course of business.

                  "Designated Disposition" means the Designated Business
                   ----------------------
Disposition and the Designated Subsidiaries Disposition.

                  "Designated Subsidiaries" means the Foreign Subsidiaries
                   -----------------------
identified as the "Designated Subsidiaries" in Part B of Schedule
7.02(c)(i).

                  "Designated Subsidiaries Disposition" has the meaning
                   -----------------------------------
specified therefor in Section 7.02(c)(i).

                  "Dilution" means, as of any date of determination, a
                   --------
percentage, based upon the experience of the immediately prior 12-month period, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the Accounts during such period, by (b) the Loan Parties' gross billings during such period.

                  "Dilution Reserve" means, as of any date of determination,
                   ----------------
an amount sufficient to reduce the advance rate against Eligible Accounts by one percentage point for each percentage point by which Dilution is in excess of 5.0%.

                  "Disposition" means (i) any transaction, or series of
                   -----------
related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any
                                                          ---------
sales of Inventory in the ordinary course of business on ordinary business terms, and (ii) to the extent not included in clause (i) above, any "Asset Sale" as such term is defined in the 2009 Note Indenture to the extent the Parent or any of its Subsidiaries have any outstanding obligations under such Indenture.

                  "Documentation Agent" has the meaning specified therefor
                   -------------------
in the preamble hereto.

                  "Dollar," "Dollars" and the symbol "$" each means lawful
                   ------    -------                  -
money of the United States of America.

                  "Domestic Subsidiary" means any Subsidiary of a Loan Party
                   -------------------
that is organized under the laws of the United States or any state thereof.

                  "Dutch Security Agreement" has the meaning specified
                   ------------------------
therefor in Section 12.23.

                  "Effective Date" means the date, on or before October 8,
                   --------------
2003, on which all of the conditions precedent set forth in Section 5.01 are satisfied or waived and the initial Loans are made and/or the initial Letters of Credit are issued.

                  "Eligible Accounts" means the Accounts of a Loan Party
                   -----------------
which are, and at all times continue to be, acceptable to the Administrative Agent in the exercise of its business judgment made in good faith and exercised reasonably based upon lending practices of the Administrative Agent consistent with the general practices in the commercial finance industry. Eligible Accounts shall be calculated net of customer deposits and unapplied cash remitted to any of the Loan Parties. In general, an Account may be deemed to be eligible if: (i) delivery of the merchandise or the rendition of the services has been completed with respect to such Account;
(ii) no return, rejection, repossession or dispute has occurred with respect to such Account, the Account Debtor has not asserted any setoff, defense or counterclaim with respect to such Account, and there has not occurred any extension of the time for payment with respect to such Account without the consent of the Administrative Agent, provided that, in the case of any
                                     --------
dispute, setoff, defense or counterclaim with respect to an Account, the portion of such Account not subject to such dispute, setoff, defense or counterclaim will not be ineligible solely by reason of this clause (ii);
(iii) such Account is lawfully owned by a Loan Party free and clear of any Lien other than in favor of the Collateral Agent for the benefit of the Agents and the Lenders and in favor of the 2009 Note Trustee for the benefit of the 2009 Note Holders and otherwise continues to be in full conformity with all representations and warranties made by a Loan Party to the Agents and the Lenders with respect thereto in the Loan Documents; (iv) such Account is unconditionally payable in Dollars within 90 days from the invoice date and is not evidenced by a promissory note, chattel paper or any other instrument or other document; (v) no more than 60 days have elapsed from the invoice due date and no more than 90 days have elapsed from the invoice date with respect to such Account; (vi) such Account is not due from an Affiliate of a Loan Party; (vii) such Account does not constitute an obligation of the United States or any other Governmental Authority (unless all steps required by the Administrative Agent in connection therewith, including notice to the United States Government under the Federal Assignment of Claims Act or any action under any state statute comparable to the Federal Assignment of Claims Act, have been duly taken in a manner satisfactory to the Administrative Agent); (viii) the Account Debtor (or the applicable office of the Account Debtor) with respect to such Account is located in the United States, unless such Account is supported by a letter of credit or other similar obligation satisfactory to the Administrative Agent; (ix) the Account Debtor with respect to such Account is not also a supplier to or creditor of a Loan Party, unless such Account Debtor has executed a no-offset letter satisfactory to the Administrative Agent; (x) not more than 25% of the aggregate amount of all Accounts of the Account Debtor with respect to such Account have remained unpaid 60 days past the invoice due date or 90 days past the invoice date or are otherwise not Eligible Accounts; (xi) the Account Debtor with respect to such Account (A) has not filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law, (B) has not failed, suspended business operations, become insolvent or called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation or (C) has not had or suffered to be appointed a receiver or a trustee for all or a significant portion of its assets or affairs; (xii) such Accounts are not subject to collection by an outside claims processor;
(xiii) the otherwise Eligible Accounts of any Account Debtor do not exceed 10% of all Eligible Accounts (unless the Account Debtor is Shaw Industries Inc. or Mohawk Industries, in either of which cases to the extent that the otherwise Eligible Accounts of such Account Debtor do not exceed 15% of all Eligible Accounts), provided, that such percentage as applied to a
                    --------
particular Account Debtor and its Affiliates are subject to change by the Administrative Agent in its reasonable business judgment (based upon its lending practices) if the creditworthiness of such Account Debtor deteriorates; (xiv) such Account does not arise in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional; (xv) such Account is not from an Account Debtor that is located in a state or jurisdiction (e.g., New Jersey, Minnesota, and West Virginia) that requires, as a condition to access to the courts of such jurisdiction, that a creditor qualify to transact business, file a business activities report or other report or form, or take one or more other actions, unless the applicable Loan Party has so qualified, filed such reports or forms, or taken such actions (and, in each case, paid any required fees or other charges), except to the extent such Loan Party may qualify subsequently as a foreign entity authorized to transact business in such state or jurisdiction and gain access to such courts, without incurring any cost or penalty viewed by the Administrative Agent to be significant in amount, and such later qualification cures any access to such courts to enforce payment of such Account; (xvi) such Accounts with respect to which (A) the goods giving rise to such Accounts have been shipped and billed to the Account Debtor or (B) the services giving rise to such Account have been performed and billed to the Account Debtor; (xvii) such Accounts do not represent a right to receive progress payments and other advance billings that are due prior to the completion of performance by the applicable Loan Party of the subject contract for goods or services; and (xviii) the Administrative Agent is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended and the Administrative Agent believes, in its discretion, that the prospect of collection of such Account is not impaired for any reason.

                  "Eligible Inventory" means all finished goods, raw
                   ------------------
materials, work-in-process constituting the Designated Chemicals Inventory of a Loan Party that meets all of the following specifications, provided
                                                                --------
that such specifications may be fixed and revised from time to time by the Administrative Agent in the exercise of its business judgment made in good faith and exercised reasonably based upon lending practices of the Administrative Agent consistent with the general practices in the commercial finance industry: (i) such Inventory is lawfully owned by a Loan Party free and clear of any existing Lien other than in favor of the Collateral Agent for the benefit of the Agents and the Lenders and in favor of the 2009 Note Trustee for the benefit of the 2009 Note Holders and otherwise continues to be in full conformity with all representations and warranties made by a Loan Party to the Agents and the Lenders with respect thereto in the Loan Documents; (ii) such Inventory is not held on consignment and may be lawfully sold; (iii) a Loan Party has the right to grant Liens on such Inventory; (iv) such Inventory arose or was acquired in the ordinary course of the business of a Loan Party and does not represent damaged, obsolete or unsaleable goods; (v) no Account or document of title has been created or issued with respect to such Inventory; (vi) such Inventory is located in one of the locations in one of the continental United States that is either owned by a Loan Party or listed on Schedule 6.01(bb) and such location has Inventory with an aggregate Book Value of at least $100,000 or such other locations in the continental United States as the Collateral Agent and the Administrative Agent may approve in writing from time to time; (vii) such Inventory does not consist of goods returned or rejected by a Loan Party's customers (other than goods that are undamaged and resalable in the normal course of business); (viii) such Inventory is not in-transit (except between locations specified on Schedule 6.01(bb); (ix) such Inventory does not consist of goods that are slow moving, work-in-process (other than the Designated Chemicals), supplies or goods that constitute spare parts, packaging and shipping materials, bill and hold goods or defective goods; (x) in the case of raw materials used in the manufacture of finished goods, such raw materials have been acquired by the Loan Parties during the previous twelve months; (xi) if such Inventory consists of finished goods Inventory sold under a licensed trademark or if such Inventory contains or uses a medium subject to a copyright (A) the Collateral Agent shall have entered into a waiver letter, in form and substance satisfactory to the Administrative Agent and the Collateral Agent, with the licensor with respect to the rights of the Collateral Agent to use the licensed trademark or copyright to sell or otherwise dispose of such Inventory or (B) the Administrative Agent and the Collateral Agent shall otherwise be satisfied, in their sole discretion, that the Collateral Agent has rights to sell or dispose of such Inventory; and (xii) such Inventory is and at all times shall continue to be acceptable to the Administrative Agent.

                  "Employee Plan" means an employee benefit plan (other than
                   -------------
a Multiemployer Plan) covered by Title IV of ERISA and maintained (or that was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Loan Party or any of its ERISA Affiliates or was contributed to or was required to be contributed to by a Loan Party or any of its ERISA Affiliates.

                  "Environmental Actions" means any complaint, summons,
                   ---------------------
citation, notice of violation, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other written communication from any Person or Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses owned or operated by any Loan Party or any of its Subsidiaries or any corporate predecessor; or
(ii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any corporate predecessor.

                  "Environmental Laws" means the Comprehensive Environmental
                   ------------------
Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq.,
                                           ------
as amended; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C.
                                                         ----
6901 et seq., as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq.,
                                              ---
as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., as amended;
                                  ---
the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. 655 et seq., as
                                         ----
amended; Toxic Substances Control Act ("TSCA"), 15 U.S.C. 2601 et seq., as
                                        ----
amended; Hazardous Materials Transportation Act, 49 U.S.C. 5101 et seq., as amended; the Federal Insecticide, Fungicide, and Rodenticide Act ("FIFRA"),
                                                                   -----
7 U.S.C. 136-136y et seq., as amended; the Emergency Planning and Community Right-to-Know Act of 1986 (Title III of SARA or "EPCRA"); 42 U.S.C. 11001,
                                                 -----
et seq., as amended, and any other foreign, federal, state, local or municipal laws, statutes, regulations, guidance documents, rules having the force of law or ordinances imposing liability or establishing standards of conduct for the Release or Handling of Hazardous Materials and the protection of the health, safety and the environment.

                  "Environmental Liabilities and Costs" means any monetary
                   -----------------------------------
obligations, losses, liabilities (including strict liability), damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable out-of-pocket fees, disbursements and expenses of counsel, out-of-pocket expert and consulting fees and out-of-pocket costs for environmental site assessments, remedial investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any Environmental Action brought by any Governmental Authority, Person or any third party which relate to any violations of Environmental Laws, Handling of Hazardous Materials, Remedial Actions, Releases or threatened Releases of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or a corporate predecessor, or (ii) any facility that received Hazardous Materials that were generated or Handled by any Loan Party or any of its Subsidiaries or a corporate predecessor.

                  "Environmental Lien" means any Lien in favor of any
                   ------------------
Governmental Authority for Environmental Liabilities and Costs.

                  "Environmental Permits" means any permits, licenses,
                   ---------------------
certificates, exemptions, authorizations, registrations or approvals required by any Governmental Authority or under Environmental Laws.

                  "ERISA" means the Employee Retirement Income Security Act
                   -----
of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means, with respect to any Person, any
                   ---------------
trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

                  "Euro" or "(euro)" means the single currency of
                   ----      ------
participating member states of the European Union.

                  "Euro Indenture" means the Fiscal Agency Agreement, dated
                   --------------
as of February 11, 2000, by and between Solutia Europe, as issuer, the Parent, as guarantor, Kredietbank S.A. Luxenbourgeoise, as fiscal agent and KBC Bank NV, as paying agent, as the same may be amended, restated or otherwise modified in accordance with the terms hereof.

                  "Euro Notes" means, collectively, the 6.25% Notes of
                   ----------
Solutia Europe in the original aggregate principal amount of 200,000,000 Euros issued pursuant to the Euro Indenture, as the same may from time to time be amended, restated or otherwise modified in accordance with the terms hereof.

                  "Event of Default" means any of the events set forth in
                   ----------------
Section 9.01.

                  "Exchange Act" means the Securities Exchange Act of 1934,
                   ------------
as amended.

                  "Excluded Material Contracts" means the Material Contracts
                   ---------------------------
identified on Schedule 6.01(w) as the "Excluded Material Contracts".

                  "Existing Agent" means Citibank, N.A., as administrative
                   --------------
agent under the Existing Credit Facility.

                  "Existing Credit Facility" means the Second Amended and
                   ------------------------
Restated Credit Agreement, dated as of July 25, 2002, among the Parent, as borrower, the Existing Lenders, Bank of America, N.A., as syndication agent, the Existing Agent and Salomon Smith Barney Inc. and Banc of America Securities LLC, as co-lead arrangers and co-book managers, as amended to date.

                  "Existing Lenders" means the lenders party to the Existing
                   ----------------
Credit Facility.

                  "Existing Non-Sharing Secured Parties" means,
                   ------------------------------------
collectively, the Existing Non-Sharing Secured Party Collateral Agent, the Existing Lenders (including any affiliate of an Existing Lender that shall have entered into a hedging agreement giving rise to a Hedging Obligation (as defined in the Existing Credit Agreement)), the Astaris Lenders, the Existing Agent and the Astaris Agent.

                  "Existing Non-Sharing Secured Party Collateral Agent"
                   ---------------------------------------------------
means Citibank, N.A., as collateral agent for the Existing Non-Sharing Secured Parties.

                  "Existing Sharing Secured Parties" means, collectively,
                   --------------------------------
the Existing Non-Sharing Secured Party Collateral Agent, the Existing Sharing Secured Party Collateral Trustee, the Existing Non-Sharing Secured Parties and the 2009 Note Holders, the 2009 Note Trustee, and the applicable agents and trustees under, and holders of, the 1997 Debentures and the Euro Notes.

                  "Existing Sharing Secured Party Collateral Trustee" means
                   -------------------------------------------------
HSBC Bank USA, a New York banking corporation and trust company, as collateral trustee for the Existing Sharing Secured Parties.

                  "Existing Sharing Security Documents" means the "Sharing
                   -----------------------------------
Security Documents", as such term is defined in the Existing Credit
Agreement.

                  "Extraordinary Receipts" means any cash received by the
                   ----------------------
Parent or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.05(c)(iii)), including, without limitation, (i) foreign, United States, state or local tax refunds, (ii) pension plan reversions, (iii) proceeds of insurance, (iv) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (v) condemnation awards (and payments in lieu thereof), (vi) indemnity payments and (vii) any purchase price adjustment received in connection with any purchase agreement.

                  "Facility" means each parcel of real property identified
                   --------
as a "Facility" on Schedule 6.01(o) that is owned by a Loan Party on the Effective Date, including, without limitation, the land on which such facility is located, all buildings and other improvements thereon, all fixtures located at or used in connection with such facility, all whether now or hereafter existing.

                  "Federal Funds Rate" means, for any period, a fluctuating
                   ------------------
interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" means the Fee Letter, dated as of the
                   ----------
Effective Date, addressed to the Collateral Agent.

                  "Field Survey and Audit" means a field survey and audit of
                   ----------------------
the Loan Parties and an appraisal of the Collateral performed by auditors, examiners and/or appraisers selected by the Agents, at the sole cost and expense of the Borrowers.

                  "Final Maturity Date" means October 8, 2006, or such
                   -------------------
earlier date on which the Loans shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

                  "Financial Statements" means (i) the audited consolidated
                   --------------------
balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended December 31, 2002, and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended, and (ii) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the eight months ended August 31, 2003, and the related consolidated statement of operations, shareholder's equity and cash flows for the eight months then ended.

                  "Fiscal Year" means the fiscal year of the Parent and its
                   -----------
Subsidiaries ending on December 31 of each year.

                  "Fixed Charge Coverage Ratio" means, with respect to any
                   ---------------------------
Person for any period, the ratio of (i) the difference between (A) Consolidated EBITDA of such Person and its Subsidiaries for such period, and
(B) Capital Expenditures (excluding the interest portion of Capital Lease Obligations included in Capital Expenditures) made by such Person and its Subsidiaries during such period, to (ii) the sum of (A) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid or prepaid during such period to the extent there is an equivalent permanent reduction in the commitments thereunder, plus (B) Consolidated Net Interest
                                         ----
Expense of such Person and its Subsidiaries for such period, plus (C) income
                                                             ----
taxes paid or payable by such Person and its Subsidiaries during such period, plus (D) cash dividends or distributions paid by such Person and its
        ----
Subsidiaries (other than, in the case of any Loan Party, dividends or distributions paid by such Loan Party to any other Loan Party) during such period. In determining the Fixed Charge Coverage Ratio for a particular period (w) pro forma effect will be given to: (1) the incurrence, repayment or retirement of any Indebtedness by such Person and its Subsidiaries since the first day of such period as if such Indebtedness were incurred, repaid or retired on the first day of such period and (2) the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any property or assets acquired or disposed of by such Person and its Subsidiaries since the first day of such period, as if such acquisition or disposition occurred on the first day of such period; (x) interest on Indebtedness bearing a floating interest rate will be computed as if the rate at the time of computation had been the applicable rate for the entire period; (y) if such Indebtedness bears, at the option of such Person and its Subsidiaries, a fixed or floating rate of interest, interest thereon will be computed by applying, at the option of such Person, either the fixed or floating rate; and (z) the amount of Indebtedness under a revolving credit facility will be computed based upon the average daily balance of such Indebtedness during such period.

                  "Foothill" has the meaning specified therefor in the
                   --------
preamble hereto.

                  "Foreign Subsidiary" means any Subsidiary of a Loan Party
                   ------------------
that is not a Domestic Subsidiary.

                  "GAAP" means generally accepted accounting principles in
                   ----
effect from time to time in the United States, applied on a basis consistent with that used by the Parent in the Financial Statements, provided that for
                                                          --------
the purpose of Section 7.03 hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, provided, further, that if there occurs after the date of this
            --------  -------
Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.03 hereof, the Collateral Agent and the Administrative Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP has occurred.

                  "Governmental Authority" means any nation or government,
                   ----------------------
any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guaranteed Obligations" has the meaning specified
                   ----------------------
therefor in Section 11.01.

                  "Guarantor" means (i) each Subsidiary of the Parent listed
                   ---------
as a "Guarantor" on the signature pages hereto, and (ii) each other Person which guarantees, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations.

                  "Guaranty" means (i) the guaranty of each Guarantor party
                   --------
hereto contained in ARTICLE XI hereof, and (ii) each guaranty substantially in the form of Exhibit A, made by any other Guarantor in favor of the Agents and the Lenders pursuant to Section 7.01(b) or otherwise.

                  "Handle" means any manner of generating, accumulating,
                   ------
storing, treating, disposing of, transporting, transferring, labeling, handling, manufacturing or using, as any of such terms may further be defined in any Environmental Law, any Hazardous Materials.

                  "Hazardous Material" means (a) any element, compound or
                   ------------------
chemical that is defined or regulated as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or hazardous waste or special waste under Environmental Laws or which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any asbestos containing materials.

                  "Headquarters Lease" means the lease of the Parent of its
                   ------------------
corporate worldwide headquarters located at 575 Maryville Centre Drive, St. Louis, Missouri 63141.

                  "Hedging Agreement" means any interest rate, foreign
                   -----------------
currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

                  "Highest Lawful Rate" means, with respect to any Agent or
                   -------------------
any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

                  "Indebtedness" means, with respect to any Person, without
                   ------------
duplication, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person's business and not outstanding for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Collateral Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all Contingent Obligations; and (ix) all obligations referred to in clauses (i) through (viii) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer to the extent such Person is liable for such Indebtedness.

                  "Indemnified Matters" has the meaning specified therefor
                   -------------------
in Section 12.15.

                  "Indemnitees" has the meaning specified therefor in
                   -----------
Section 12.15.

                  "Indenture Deficit" has the meaning specified therefor in
                   -----------------
Section 2.01(c).

                  "Indentures" means, collectively, the Euro Indenture, the
                   ----------
1997 Indenture and the 2009 Note Indenture.

                  "Insolvency Proceeding" means any proceeding commenced by
                   ---------------------
or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "Intercompany Subordination Agreement" means an
                   ------------------------------------
Intercompany Subordination Agreement made by the Loan Parties and certain Subsidiaries of the Loan Parties in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, substantially in the form of Exhibit G.

                  "Internal Revenue Code" means the Internal Revenue Code of
                   ---------------------
1986, as amended, (or any successor statute thereto) and the regulations thereunder.

                  "Inventory" means, with respect to any Person, all goods
                   ---------
and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account or cash.

                  "Landlord Waiver" means a letter, substantially in the
                   ---------------
form of Exhibit I and in any event in form and substance reasonably acceptable to the Collateral Agent and the Administrative Agent and executed by a landlord or mortgagee in respect of Collateral of the Loan Parties located at any leased premises of the Loan Parties, pursuant to which such landlord or mortgagee, as the case may be, among other things, waives or subordinates any Lien such landlord or mortgagee may have in respect of any Collateral.

                  "L/C Issuer" means Wells Fargo Bank, National Association,
                   ----------
or such other bank as the Administrative Agent may select in its sole and absolute discretion.

                  "L/C Subfacility" means that portion of the Total
                   ---------------
Revolving A Credit Commitment equal to $150,000,000.

                  "Lease" means any lease of real property to which any Loan
                   -----
Party or any of its Subsidiaries is a party as lessor or lessee.

                  "Lender" and "Lenders" have the respective meanings
                   ------       -------
specified therefor in the preamble hereto.

                  "Letter of Credit Accommodations" has the meaning
                   -------------------------------
specified therefor in Section 3.01(a).

                  "Letter of Credit Application" has the meaning specified
                   ----------------------------
therefor in Section 3.01(a).

                  "Letter of Credit Collateral Account" means a deposit
                   -----------------------------------
account (which may be non-interest bearing and may contain funds of the Administrative Agent) with a bank acceptable to the Administrative Agent, which account shall be under the sole dominion and control of the Collateral Agent or the Administrative Agent and subject to a perfected, first priority security interest in favor of the Collateral Agent or the Administrative Agent, for the benefit of the Agents and the Lenders.

                  "Letter of Credit Fees" have the meaning specified
                   ---------------------
therefor in Section 3.03(b)(i).

                  "Letter of Credit Guaranty" means one or more guaranties,
                   -------------------------
indemnities, participations or arrangements by the Administrative Agent in favor of the L/C Issuer pursuant to which the Administrative Agent guarantees or otherwise is liable for the Borrowers' obligations to the L/C Issuer or guarantees or relates to the Borrowers' obligations to the L/C Issuer under a reimbursement agreement, Letter of Credit Application or other document in respect of any Letter of Credit Accommodation.

                  "Letter of Credit Obligations" means, at any time and
                   ----------------------------
without duplication, the sum of (i) the Reimbursement Obligations at such time, plus (ii) all amounts for which the Administrative Agent may be liable with respect to Letter of Credit Accommodations outstanding at such time, plus (iii) all amounts for which the Administrative Agent may be liable to the L/C Issuer pursuant to any Letter of Credit Guaranty.

                  "Liabilities" has the meaning specified therefor in
                   -----------
Section 2.07.

                  "Lien" means any mortgage, deed of trust, pledge, lien
                   ----
(statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

                  "Loan" and "Revolving Loan" means any loan made by an
                   ----       --------------
Agent or a Lender to the Borrowers pursuant to ARTICLE II hereof, and includes, without limitation, the Revolving A Loans, the Revolving B Loans and the Revolving C Loans.

                  "Loan Account" means an account maintained hereunder by
                   ------------
the Administrative Agent on its books of account at the Payment Office, and with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers, and may include sub-accounts for each of the Revolving A Loans, the Revolving B Loans and the Revolving C Loans.

                  "Loan Document" means this Agreement, any Guaranty, any
                   -------------
Security Agreement, any Pledge Agreement, any Mortgage, any Cash Management Agreement, any Concentration Account Agreement, the Contribution Agreement, the Intercompany Subordination Agreement, the 2009 Note Subordination Agreements, the Fee Letter, any Letter of Credit Application and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan, any Letter of Credit Obligation or any other Obligation.

                  "Loan Party" means any Borrower and any Guarantor.
                   ----------

                  "Material Adverse Effect" means a material adverse effect
                   -----------------------
on any of (i) the operations, business, assets, properties or condition (financial or otherwise) of any Borrower or of the Loan Parties taken as a whole or of the Designated A Business Segment or the Designated B Business Segment, (ii) the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of any Agent or any Lender under any Loan Document, or (v) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders on any of the Collateral with an aggregate fair market value in excess of $1,000,000.

                  "Material Contract" means, (i) with respect to any Loan
                   -----------------
Party, (A) each contract or agreement to which such Loan Party or any of its Domestic Subsidiaries is a party involving aggregate consideration payable to or by such Loan Party or such Domestic Subsidiary of $10,000,000 or more (other than purchase orders in the ordinary course of the business of such Loan Party or such Domestic Subsidiary and other than contracts that by their terms may be terminated by such Loan Party or Domestic Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium) and (B) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance or properties of the Loan Parties and their Domestic Subsidiaries taken as a whole, and (ii) the Euro Indenture, the Euro Notes and the other contracts or agreements related thereto. Notwithstanding the foregoing, the term "Material Contract" shall not include any contract or agreement identified as a "Excluded Material Contract" on Schedule 6.01(w) or any other contract, agreement or other arrangement that is acceptable to the Collateral Agent and the Administrative Agent in their sole discretion.

                  "Moody's" means Moody's Investors Service, Inc. and any
                   -------
successor thereto.

                  "Mortgage" means a mortgage (including, without
                   --------
limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance reasonably satisfactory to the Collateral Agent, made by a Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, securing the Obligations and delivered to the Collateral Agent pursuant to Section 5.01(d), Section 7.01(b), Section 7.01(n) or otherwise.

                  "Most Recent Senior Lien Limit Certificate" has the meaning
                   -----------------------------------------
specified therefor in Section 7.01(r).

                  "Multiemployer Plan" means a "multiemployer plan" as
                   ------------------
defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed to, or has been obligated to contribute, at any time during the preceding six (6) years.

                  "New Lending Office" has the meaning specified therefor in
                   ------------------
Section 2.08(d).

                  "Net Amount of Eligible Accounts" means the aggregate
                   -------------------------------
unpaid invoice amount of Eligible Accounts less, without duplication, sales, excise or similar taxes, returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect to such Eligible Accounts.

                  "Net Cash Proceeds" means, (i) with respect to any
                   -----------------
Disposition by any Person or any of its Subsidiaries, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (A) the amount of any Indebtedness secured by any Lien permitted by Section 7.02(a) on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (C) transfer taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith, (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions directly arising from or as a result of such Disposition and any tax sharing arrangements), and (E) any reserves for adjustments in respect of the sale price of such assets and for future liabilities established in accordance with GAAP and (ii) with respect to the issuance or incurrence of any Indebtedness by any Person or any of its Subsidiaries, or the sale or issuance by any Person or any of its Subsidiaries of any shares of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary in connection therewith, after deducting therefrom only (A) expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (B) transfer taxes paid by such Person or such Subsidiary in connection therewith and (C) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements); in the case of each of clauses
(i) and (ii) above, to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (y) properly attributable to such transaction or to the asset that is the subject thereof.

                  "1997 Debentures" means, collectively, the 7.375%
                   ---------------
debentures of the Parent due 2027 and the 6.72% debentures of the Parent due 2037, each issued pursuant to the 1997 Indenture, as the same may from time to time be amended, restated or otherwise modified in accordance with the terms hereof.

                  "1997 Indenture" means the Indenture, dated as of October
                   --------------
1, 1997, by and between the Parent and the 1997 Trustee, as the same may from time to time be amended, restated or otherwise modified in accordance with the terms hereof.

                  "1997 Trustee" means JPMorgan Chase Bank, formerly known
                   ------------
as The Chase Manhattan Bank, a New York banking corporation, as trustee for the holders of the 1997 Debentures pursuant to the 1997 Indenture, together with its permitted successors and assigns.

                  "Non-U.S. Lender" has the meaning specified therefor in
                   ---------------
Section 2.08(d).

                  "Notice of Borrowing" has the meaning specified therefor
                   -------------------
in Section 2.02(a).

                  "Obligations" means all present and future indebtedness,
                   -----------
obligations, and liabilities of each Loan Party to the Agents and the Lenders, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letter of Credit Accommodations, or any other document made, delivered or given in connection herewith or therewith. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation to pay principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Loan Party, whether or not a claim for post-filing interest is allowed in such proceeding), charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

                  "Operating Lease Obligations" means all obligations for
                   ---------------------------
the payment of rent for any real or personal property under leases or agreements to lease (including the Headquarters Lease), other than Capitalized Lease Obligations.

                  "Other Taxes" has the meaning specified therefor in
                   -----------
Section 2.08(b).

                  "Paid in Full" means (i) the Total Revolving Credit
                   ------------
Commitment shall have been terminated, (ii) all principal of the Loans, interest thereon and all other Obligations shall have been paid in full in cash or otherwise satisfied in a manner acceptable to the Agents and the Lenders in their sole discretion, and (iii) the Administrative Agent shall have received cash collateral (or, at the Administrative Agent's option, a letter of credit issued for the account of the relevant Borrower and at such Borrower's expense, in form and substance reasonably satisfactory to the Administrative Agent, by an issuer reasonably acceptable to the Administrative Agent and payable to the Administrative Agent as beneficiary) in such amounts as the Administrative Agent determines are reasonably necessary to secure the Administrative Agent and the Lenders from loss, cost, damage or expense, including reasonable attorneys' fees and expenses, in connection with any Contingent Obligations, including any Letter of Credit Obligations and checks or other payments provisionally credited to the Obligations and/or as to which the Administrative Agent or any Lender has not yet received final payment in full and in cash. All Letter of Credit Accommodations shall be cash collateralized (or supported by a letter of credit as described in the preceding sentence) by an amount equal to one hundred five percent (105%) of the amount of the Letter of Credit Accommodations then existing plus the aggregate amount of any Letter of Credit Fees payable in connection therewith through the end of the latest expiration date of any such Letter of Credit Accommodation.

                  "Parallel Debt" has the meaning specified therefor in
                   -------------
Section 12.23.

                  "Parent" has the meaning specified therefor in the
                   ------
preamble hereto.

                  "Participant Register" has the meaning specified therefor
                   --------------------
in Section 12.07(b)(v).

                  "Payment Office" means the Administrative Agent's office
                   --------------
located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California, or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the other Agents and the Administrative Borrower.

                  "PBGC" means the Pension Benefit Guaranty Corporation or
                   ----
any successor thereto.

                  "Permitted Indebtedness" means:
                   ----------------------

                           (a) any Indebtedness owing to any Agent and any
Lender under this Agreement and/or the other Loan Documents;

                           (b) any Indebtedness listed on Schedule 7.02(b),
and the extension of maturity, refinancing or modification of the terms thereof; provided, however, that (i) such extension, refinancing or
         --------  -------
modification is pursuant to terms that are not less favorable to the Loan Parties and the Lenders than the terms of the Indebtedness being extended, refinanced or modified, other than with respect to the rate of interest which shall not be greater than the then applicable market rate of interest that is appropriate for such Indebtedness at the time of such refinancing, and (ii) after giving effect to such extension, refinancing or modification, the principal amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification;

                           (c) Indebtedness evidenced by Capitalized Lease
Obligations entered into in order to finance Capital Expenditures made by the Loan Parties in accordance with the provisions of Section 7.02(g), which Indebtedness, when aggregated with the principal amount of all Indebtedness incurred under this clause (c) and clause (d) of this definition, does not exceed $5,000,000 at any time outstanding;

                           (d) Indebtedness secured by a Lien permitted by
clause (e) of the definition of "Permitted Lien";

                           (e) Indebtedness permitted under Section 7.02(e);

                           (f) Indebtedness evidenced by the 2009 Notes and
unsecured Indebtedness evidenced by the 1997 Debentures, and the extension of maturity, refinancing or modification of the terms thereof; provided,
                                                               --------
however, that (i) such extension, refinancing or modification is pursuant to
-------
terms that are not less favorable to the Loan Parties and the Lenders than the terms governing such Indebtedness being extended, refinanced or modified, other than with respect to the rate of interest which shall not be greater than the then applicable market rate of interest that is appropriate for such Indebtedness at the time of such refinancing, (ii) after giving effect to such extension, refinancing or modification, the principal amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification, and (iii) in the case of any of the 1997 Debentures, on and after August 15, 2004, the holders of any such debentures shall have no right to require the Parent or any of its Subsidiaries to purchase any such debentures on a date prior to a date after the Final Maturity Date that is acceptable to the Collateral Agent in its sole discretion;

                           (g) unsecured Indebtedness evidenced by the Euro
Notes;

                           (h) the following intercompany Indebtedness: (i)
Indebtedness of any Loan Party to any other Loan Party, to the extent such Indebtedness is (A) evidenced by a promissory note or other written agreement or instrument, each with terms and provisions acceptable to the Collateral Agent, (B) pledged to the Collateral Agent pursuant to the Pledge Agreement, and (C) subject to the Intercompany Subordination Agreement or such other subordination provisions acceptable to the Collateral Agent; (ii) Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary;
(iii) Indebtedness of any Domestic Subsidiary that is not a Loan Party to any other Domestic Subsidiary that is not a Loan Party to the extent that the aggregate principal amount of such Indebtedness outstanding at any time does not exceed $1,000,000; and (iv) unsecured Indebtedness of (x) any Loan Party owing to any Foreign Subsidiary resulting from loans or advances made by a Foreign Subsidiary to a Loan Party and (y) any Loan Party owing to any Domestic Subsidiary that is not a Loan Party resulting from loans and advances made by a Domestic Subsidiary that is not a Loan Party to a Loan Party, in each case, to the extent (A) such Indebtedness is subject to the Intercompany Subordination Agreement or such other subordination provisions acceptable to the Collateral Agent and (B) no payments are required thereunder or otherwise made by any such Loan Party to any such Subsidiary;

                           (i) unsecured Indebtedness under any Hedging
Agreement of any Loan Party or any Foreign Subsidiary entered into in the ordinary course of business and not for speculative purposes;

                           (j) Indebtedness related to bank overdrafts or
similar extensions of credit made available to any Foreign Subsidiary to the extent the aggregate principal amount of such Indebtedness outstanding at any time does not exceed $1,000,000 and no such amount is outstanding for more than 3 consecutive Business Days;

                           (k) Indebtedness of the Parent under the Astaris
Guaranty, as in effect on the date hereof (after giving effect to any amendment thereto on or prior to the Effective Date);

                           (l) other than the Letter of Credit
Accommodations, (x) letters of credit that are set forth on Schedule 3.01 and which are outstanding on the Effective Date and (y) letter of credit that are issued after the Effective Date, in an aggregate stated amount for all such letters of credit under this subclause (y) not in excess of $10,000,000 outstanding at any time; and

                           (m) other unsecured Indebtedness of the Loan
Parties in an aggregate principal amount outstanding at any time not exceeding $1,000,000.

                  "Permitted Investments" means (i) marketable direct
                   ---------------------
obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

                  "Permitted Liens" means:
                   ---------------

                           (a) Liens securing the Obligations;

                           (b) Liens for taxes, assessments and governmental
charges the payment of which is not required under Section 7.01(c);

                           (c) (i) Liens imposed by law, such as carriers',
warehousemen's, mechanics', materialmen's and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and (ii) the Specified Mechanics Lien;

                           (d) Liens described on Schedule 7.02(a), but not
the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

                           (e) (i) purchase money Liens on equipment
acquired or held by any Loan Party or any of its Subsidiaries in the ordinary course of its business to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) Liens existing on such equipment at the time of its acquisition; provided, however, that (A) no such Lien shall
                             --------  -------
extend to or cover any other property of any Loan Party or any of its Subsidiaries and (B) the aggregate principal amount of Indebtedness secured by any or all such Liens shall not exceed at any one time outstanding $5,000,000;

                           (f) deposits and pledges of cash securing (i)
obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations, (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due, (iv) obligations to any utility company or other Person in a similar line of business made in the ordinary course of business and securing obligations not past due, or (v) (x) the letters of credit identified on Schedule 3.01 and (y) the letters of credit described in subclause (l)(y) of the definition of Permitted Indebtedness;

                           (g) (i) easements, zoning restrictions and
similar encumbrances on real property and minor irregularities in the title thereto that do not (x) secure obligations for the payment of money or (y) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business, or
(ii) Liens of Landlords arising under real property leases of any Loan Party or any of its Subsidiaries to the extent (x) the real property subject to such Liens is subject to a Landlord Waiver to the extent required pursuant to Section 7.01(m), and (y) such Liens arise in the ordinary course of business and do not secure any past due obligation for the payment of money;

                           (h) Liens securing Indebtedness permitted by
subsection (c) of the definition of Permitted Indebtedness;

                           (i) Liens on the Collateral (excluding the
Principal Properties whether or not such Principal Properties constitute Collateral granted in favor of the 2009 Note Trustee, for the benefit of the 2009 Note Holders, to secure the Indebtedness evidenced by the 2009 Notes, provided that such Liens are subordinated pursuant to the 2009 Note
--------
Subordination Agreement to the Lien of the Collateral Agent, for the benefit of the Agents and the Lenders, securing the Obligations;

                           (j) customary Liens for the fees, costs and
expenses of trustees and escrow agents pursuant to any indenture, escrow agreement or similar agreement establishing a trust or escrow arrangement; and

                           (k) Liens not otherwise permitted under clauses
(a) through (j) above to the extent such Liens (x) do not secure liabilities or other obligations of the Loan Parties in an aggregate amount exceeding $1,000,000 and (y) do not extend to any Accounts, Inventory, Principal Properties or the Capital Stock or the Indebtedness of any "Restricted Subsidiary" (as such term is defined in the 1997 Indenture or the Euro Indenture).

                  "Person" means an individual, corporation, limited
                   ------
liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

                  "Plan" means any Employee Plan or Multiemployer Plan.
                   ----

                  "Pledge Agreement" means (i) a Pledge and Security
                   ----------------
Agreement made by a Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, substantially in the form of Exhibit C, securing the Obligations and delivered to the Collateral Agent, and (ii) any pledge agreement or similar agreement or instrument made by a Loan Party or Solutia Dutch Newco in favor of the Collateral Agent for the benefit of the Agents and the Lenders, providing for the pledge by such Loan Party or Solutia Dutch Newco of all of the non-voting Capital Stock and 65% of the voting Capital Stock of any Foreign Subsidiary in accordance with the requirements of law of a foreign jurisdiction.

                  "Post-Default Rate" means a rate of interest per annum
                   -----------------
equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 3.0%, or, if a rate of interest is not otherwise in effect, the greater of (i) the Reference Rate plus 12.125% and
(ii) 16.375%.

                  "Principal Properties" means the "Principal Properties" as
                   --------------------
defined in the 1997 Indenture or the Euro Indenture and which are identified as a "Principal Property" on Schedule 6.01(o).

                  "Pro Rata Share" means:
                   --------------

                           (a) with respect to a Lender's obligation to make
Revolving A Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Revolving A Credit Commitment, by (ii) the Total Revolving A Credit Commitment, provided, that, if the Total Revolving A Credit Commitment has
            --------
been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving A Loans and its interest in the Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all Revolving A Loans and Letter of Credit Obligations,

                           (b) with respect to a Lender's obligation to make
Revolving B Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Revolving B Credit Commitment, by (ii) the Total Revolving B Credit Commitment, provided, that, if the Total Revolving B Credit Commitment has
            --------
been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving B Loans and the denominator shall be the aggregate unpaid principal amount of all Revolving B Loans,

                           (c) with respect to a Lender's obligation to make
Revolving C Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Revolving C Credit Commitment, by (ii) the Total Revolving C Credit Commitment, provided, that, if the Total Revolving C Credit Commitment has
            --------
been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving C Loans and the denominator shall be the aggregate unpaid principal amount of all Revolving C Loans, and

                           (d) with respect to all other matters (including,
without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender's Revolving A Credit Commitment, Revolving B Credit Commitment and Revolving C Credit Commitment, by (ii) the sum of the Total Revolving A Credit Commitment, the Total Revolving B Credit Commitment and the Total Revolving C Credit Commitment, provided, that, if any of such Lender's Revolving A
                     --------
Credit Commitment, Revolving

B Credit Commitment or Revolving C Credit Commitment shall have been reduced to zero, such Lender's Revolving A Credit Commitment, Revolving B Credit Commitment or Revolving C Credit Commitment, as the case may be, shall be deemed to be the aggregate unpaid principal amount of such Lender's Revolving A Loans, Revolving B Loans or Revolving C Loans, as the case may be (including Agent Advances), and its interest in the Letter of Credit Obligations and if any of the Total Revolving A Credit Commitment, Total Revolving B Credit Commitment or Total Revolving C Credit Commitment shall have been reduced to zero, the Total Revolving A Credit Commitment, Total Revolving B Credit Commitment or Total Revolving C Credit Commitment, as the case may be, shall be deemed to be the aggregate unpaid principal amount of all Revolving A Loans, Revolving B Loans and Revolving C Loans (including Agent Advances) and Letter of Credit Obligations.

                  "Rating Agencies" has the meaning specified therefor in
                   ---------------
Section 2.07.

                  "Receivables" means all of the following now owned or
                   -----------
hereafter arising or acquired property of each Loan Party: (i) all Accounts;
(ii) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (iii) all payment intangibles of such Loan Party; (iv) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to any Loan Party or otherwise in favor of or delivered to any Loan Party in connection with any Account; or (v) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to any Loan Party, whether from the sale and lease of goods or other property, licensing of any property (including intellectual property or other general intangibles), rendition of services or from loans or advances by any Loan Party or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of any Loan Party) or otherwise associated with any Accounts, Inventory or general intangibles of any Loan Party (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to any Loan Party in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to any Loan Party from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which any Loan Party is a beneficiary).

                  "Reference Bank" means JPMorgan Chase Bank, its successors
                   --------------
or any other commercial bank designated by the Administrative Agent to the Administrative Borrower from time to time.

                  "Reference Rate" means the rate of interest publicly
                   --------------
announced by the Reference Bank in New York, New York from time to time as its reference rate, base rate or prime rate. The reference rate, base rate or prime rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Register" has the meaning specified therefor in Section
                   --------
12.07(b)(ii).

                  "Registered Loan" has the meaning specified therefor in
                   ---------------
Section 12.07(b)(ii).

                  "Regulation T", "Regulation U" and "Regulation X" mean,
                   ------------    ------------       ------------
respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

                  "Reimbursement Obligations" means the obligation of each
                   -------------------------
Borrower to reimburse the Administrative Agent or any Lender for amounts payable by the Administrative Agent or any Lender under a Letter of Credit Guaranty in respect of any drawing made under any letter of credit issued in connection therewith, together with interest thereon as provided in Section 2.04.

                  "Release" means any spilling, leaking, pumping, pouring,
                   -------
emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

                  "Remedial Action" means all actions taken to (i) clean up,
                   ---------------
remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) perform any other actions authorized by 42 U.S.C.
Section 9601.

                  "Reportable Event" means an event described in Section
                   ----------------
4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

                  "Required A Lenders" means the Revolving A Lenders whose
                   ------------------
Pro Rata Share (as defined under clause (a) of such definition) of the Revolving A Credit Commitments aggregate at least 51%.

                  "Required B/C Lenders" means (i) the Revolving B Lenders
                   --------------------
whose Pro Rata Share (as defined under clause (b) of such definition) of the Revolving B Credit Commitments aggregate at least 51% and (ii) the Revolving C Lenders whose Pro Rata Share (as defined under clause (c) of such definition) of the Revolving C Credit Commitments aggregate at least 51%.

                  "Required Lenders" means the Required A Lenders and the
                   ----------------
Required B/C Lenders.

                  "Revolving A Credit Commitment" means, with respect to
                   -----------------------------
each Lender, the commitment of such Lender to make Revolving A Loans to the Borrowers in the amount set forth opposite such Lender's name in Schedule 1.01(A) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Revolving A Loan" means a loan made by a Lender to the
                   ----------------
Borrowers pursuant to Section 2.01(a)(i).

                  "Revolving A Lender" means a Lender with a Revolving A
                   ------------------
Credit Commitment, a Revolving A Loan or a Letter of Credit Obligation.

                  "Revolving B Credit Commitment" means, with respect to
                   -----------------------------
each Lender, the commitment of such Lender to make Revolving B Loans to the Borrowers in the amount set forth opposite such Lender's name in Schedule 1.01(A) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Revolving B Loan" means a loan made by a Lender to the
                   ----------------
Borrowers pursuant to Section 2.01(a)(ii).

                  "Revolving B Lender" means a Lender with a Revolving B
                   ------------------
Credit Commitment or a Revolving B Loan.

                  "Revolving C Credit Commitment" means, with respect to
                   -----------------------------
each Lender, the commitment of such Lender to make Revolving C Loans to the Borrowers in the amount set forth opposite such Lender's name in Schedule 1.01(A) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Revolving C Loan" means a loan made by a Lender to the
                   ----------------
Borrowers pursuant to Section 2.01(a)(iii).

                  "Revolving C Lender" means a Lender with a Revolving C
                   ------------------
Credit Commitment or a Revolving C Loan.

                  "Revolving Credit Commitment" means, with respect to each
                   ---------------------------
Lender, such Lender's Revolving A Loan Commitment, Revolving B Loan Commitment and Revolving C Loan Commitment.

                  "Revolving Loan Lenders" means, collectively, the
                   ----------------------
Revolving A Lenders, the Revolving B Lenders and the Revolving C Lenders.

                  "SEC" means the Securities and Exchange Commission or any
                   ---
other similar or successor agency of the Federal government administering the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as
                   --------------
amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

                  "Securitization" has the meaning specified therefor in
                   --------------
Section 2.07.

                  "Securitization Parties" has the meaning specified
                   ----------------------
therefor in Section 2.07.

                  "Security Agreement" means a Security Agreement made by a
                   ------------------
Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, substantially in the form of Exhibit B, securing the Obligations and delivered to the Collateral Agent.

                  "Senior Lien Limit" has the meaning specified therefor in
                   -----------------
Section 5.01(d)(xvii), which amount on the Effective Date is equal to $269,100,000.

                  "Settlement Agreement" means the Global Settlement
                   --------------------
Agreement (and the related settlement agreements), among the Parent, the Retiree Representatives named therein and Pharmacia Corporation, a Delaware corporation and successor by merger to Monsanto Corporation, a Delaware corporation, which agreement was entered into and approved by each of the United States District Court for the Northern District of Alabama (Southern Division) in the matter entitled Tolbert, et al. v. Monsanto Company, et al. (Civil Action No. 01-C-1407-S) and the Circuit Court of Etowah County, Alabama in the matter entitled Abernathy, et al. v. Monsanto Company, et al. (Civil Action No. CV-01-832 (Etowah County) and related and consolidated cases) on September 9, 2003 and September 12, 2003, respectively.

                  "Settlement Period" has the meaning specified therefor in
                   -----------------
Section 2.02(d)(i).

                  "Significant Subsidiary" means each Subsidiary of the
                   ----------------------
Parent that:

                           (a) accounted for at least 5% of consolidated
revenues of the Parent and its Subsidiaries or 5% of consolidated earnings of the Parent and its Subsidiaries before interest and taxes, in each case for the fiscal quarter of the Parent ending on the last day of the last fiscal quarter of the Parent immediately preceding the date as of which any such determination is made;

                           (b) has assets which represent at least 5% of the
consolidated assets of the Parent and its Subsidiaries as at the last day of the last fiscal quarter of the Parent immediately preceding the date as of which any such determination is made; or

                           (c) is a Loan Party.

                  "Solutia Business Concentration Account" means the
                   --------------------------------------
depository account identified as the "Solutia Business Concentration Account" on Schedule 8.01.

                  "Solutia Europe" means Solutia Europe SA/NV, a Belgium
                   --------------
limited liability company.

                  "Solutia UK Holdings" means Solutia UK Holdings Ltd., a
                   -------------------
company organized under the laws of England and Wales.

                  "Solutia Dutch Newco" means Solchem Netherlands C.V.
                   -------------------

                  "Specified Mechanics Lien" means the mechanic's and
                   ------------------------
materialman's lien of Fluor Enterprises, Inc., f/k/a Fluor Daniel, Inc. referred to in the Final Judgment (including the Settlement Agreement and Mutual Release) entered in the case entitled Fluor Enterprises, Inc., f/k/a/ Fluor Daniel, Inc. v. Solutia, Inc., Civil Action No G-01-074, in the United States District

Court for the Southern District of Texas, Galveston Division, securing Indebtedness on the Effective Date in a principal amount not exceeding $10,000,000 plus accrued interest.

                  "Standard & Poor's" means Standard & Poor's Ratings
                   -----------------
Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

                  "Subsidiary" means, with respect to any Person at any
                   ----------
date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity
(i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

                  "Termination Event" means (i) a Reportable Event with
                   -----------------
respect to any Employee Plan, (ii) any event that causes any Loan Party or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
4971 or 4975 of the Internal Revenue Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

                  "Title Insurance Policy" means a mortgagee's loan policy,
                   ----------------------
in form and substance reasonably satisfactory to the Collateral Agent, together with all endorsements made from time to time thereto, issued by or on behalf of a title insurance company satisfactory to the Collateral Agent, insuring the Lien created by a Mortgage in an amount and on terms satisfactory to the Collateral Agent, delivered to the Collateral Agent.

                  "Transferee" has the meaning specified therefor in Section
                   ----------
2.08(a).

                  "Total Revolving A Credit Commitment" means the sum of the
                   -----------------------------------
amounts of the Lenders' Revolving A Credit Commitments.

                  "Total Revolving B Credit Commitment" means the sum of the
                   -----------------------------------
amounts of the Lenders' Revolving B Credit Commitments.

                  "Total Revolving C Credit Commitment" means the sum of the
                   -----------------------------------
amounts of the Lenders' Revolving C Credit Commitments.

                  "Total Revolving Credit Commitment" means the sum of the
                   ---------------------------------
Total Revolving A Credit Commitment, the Total Revolving B Credit Commitment and the Total Revolving C Credit Commitment.

                  "2009 Note Holders" means the Persons from time to time
                   -----------------
holding the 2009 Notes and bound by the 2009 Note Subordination Agreement.

                  "2009 Note Indenture" means the Indenture, dated as of
                   -------------------
July 9, 2002, as amended by the Supplemental Indenture, dated as of July 25, 2002, the Second Supplemental Indenture, dated as of October 24, 2002, and the Third Supplemental Indenture, dated as of the Effective Date, by and among the Parent, as successor in interest to SOI Funding Corp., the subsidiary guarantors signatory thereto, and the 2009 Note Trustee, as the same may from time to time be further amended, restated or otherwise modified in accordance with the terms hereof.

                  "2009 Note Security Documents" means the Amended, Restated
                   ----------------------------
and Novated Junior Security Agreement, dated as of the Effective Date, among the Loan Parties, the Collateral Agent and the 2009 Note Trustee, and any other agreement, document or instrument pursuant to which any Loan Party grants a Lien in favor of the 2009 Note Trustee, in each case, in form and substance satisfactory to the Collateral Agent and the Administrative Agent, as the same may from time to time be amended, restated or otherwise modified in accordance with the terms hereof.

                  "2009 Note Subordination Agreement" means the Amended,
                   ---------------------------------
Restated and Novated Junior Intercreditor Agreement, dated as of the Effective Date, among the Collateral Agent, on behalf of the Agents and the Lenders, the 2009 Note Trustee, on behalf of the 2009 Note Holders, and the Loan Parties, and in form and substance satisfactory to the Collateral Agent and the Administrative Agent.

                  "2009 Note Trustee" means HSBC Bank USA, a New York
                   -----------------
banking corporation, as trustee for the 2009 Note Holders pursuant to the 2009 Note Indenture, together with its permitted successors and assigns.

                  "2009 Notes" means, collectively, the 11.25% Senior
                   ----------
Secured Notes of the Parent in the original aggregate principal amount of $223,000,000 issued pursuant to the 2009 Note Indenture, as the same may from time to time be amended, restated or otherwise modified in accordance with the terms hereof.

                  "UCB Sale" means the sale by the Parent and its
                   --------
Subsidiaries of their resins, additives and adhesives businesses to UCB S.A., which sale was consummated on January 31, 2003.

                  "Uniform Commercial Code" has the meaning specified
                   -----------------------
therefor in Section 1.03.

                  "Unused Line Fee" has the meaning specified therefor in
                   ---------------
Section 2.06(b).

                  "WARN" has the meaning specified therefor in Section
                   ----
6.01(y).

                  Section 1.02 Terms Generally. The definitions of terms
                               ---------------
herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. References in this Agreement to "determination" by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations).

                  Section 1.03 Accounting and Other Terms. Unless otherwise
                               --------------------------
expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Uniform Commercial
                                                        ------------------
Code") and which are not otherwise defined herein shall have the same
----
meanings herein as set forth therein, provided that terms used herein which
                                      --------
are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as any Agent may otherwise determine.

                  Section 1.04 Time References. Unless otherwise indicated
                               ---------------
herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; provided, however,
                                                      --------  -------
that with respect to a computation of fees or interest payable to any Agent, any Lender or the L/C Issuer, such period shall in any event consist of at least one full day.

                                 ARTICLE II

                                  THE LOANS

                  Section 2.01 Commitments. (a) Subject to the terms and
                               -----------
conditions and relying upon the representations and warranties herein set forth:

                                    (i) each Revolving A Loan Lender
severally agrees to make Revolving A Loans to the Borrowers at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving A Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving A Loans at any time outstanding not to exceed the amount of such Lender's Revolving A Credit Commitment;

                                    (ii) each Revolving B Loan Lender
severally agrees to make Revolving B Loans to the Borrowers at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving B Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving B Loans at any time outstanding not to exceed the amount of such Lender's Revolving B Credit Commitment; and

                                    (iii) each Revolving C Loan Lender
severally agrees to make Revolving C Loans to the Borrowers at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving C Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving C Loans at any time outstanding not to exceed the amount of such Lender's Revolving C Credit Commitment.

                           (b) Notwithstanding the foregoing,

                                    (i) the aggregate principal amount of
Revolving A Loans outstanding at any time to the Borrowers shall not exceed the difference between (A) the lesser of (x) the Total Revolving A Credit Commitment and (y) the then current Borrowing Base and (B) the aggregate Letter of Credit Obligations;

                                    (ii) the aggregate principal amount of
Revolving B Loans outstanding at any time to the Borrowers shall not exceed the Total Revolving B Credit Commitment;

                                    (iii) the aggregate principal amount of
Revolving C Loans outstanding at any time to the Borrowers shall not exceed the Total Revolving C Credit Commitment;

                                    (iv) (A) the Revolving A Loans and the
Revolving B Loans shall be available only at such times as the Total Revolving C Credit Commitment is fully utilized and (B) the Revolving A Loans shall be available only at such times as each of the Total Revolving B Credit Commitment and the Total Revolving C Credit Commitment is fully utilized;

                                    (v) each of the Revolving A Credit
Commitment, the Revolving B Credit Commitment and the Revolving C Credit Commitment shall automatically and permanently be reduced to zero on the Final Maturity Date; and

                                    (vi) within the foregoing limits, the
Borrowers may borrow, repay and reborrow Revolving Loans, on or after the Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

                           (c) The Lenders shall have no obligation to make
any Revolving Loans if, either immediately before or after giving effect to such Revolving Loans, the aggregate amount of the Revolving Loans plus the Letter of Credit Obligations exceeds or will exceed either (i) the amount of Indebtedness permitted to be incurred under clauses (i) and (xvi) of the second paragraph of Sections 4.09 of the 2009 Note Indenture or (ii) an amount equal to the amount of Indebtedness secured by the Collateral (giving effect to the terms of the Loan Documents) the incurrence of which would cause the granting of an equal and ratable Lien in favor of the 2009 Note Trustee for the benefit of the 2009 Note Holders, the 1997 Trustee for the benefit of the holders of the 1997 Debentures and/or with any agent under the Euro Indenture for the benefit of the holders of the Euro Notes (the amount of any such excess over the lesser of clauses (i) and (ii) is hereafter referred to as the "Indenture Deficit").
                              -----------------

                  Section 2.02 Making the Loans. The Administrative Borrower
                               ----------------
shall give the Administrative Agent prior telephonic notice (immediately confirmed in writing, in substantially the form of Exhibit D hereto (a "Notice of Borrowing")), not later than 12:00 noon (New York City time) on
 -------------------
the date which is five (5) Business Days prior to the date of the proposed Loan (or such shorter period as the Administrative Agent is willing to accommodate from time to time, but in no event later than 1:00 p.m. (New York City time) on the borrowing date of the proposed Loan, it being understood that so long as Foothill acts as the Administrative Agent and the amount of the proposed Loan does not exceed $10,000,000, Foothill, acting as the Administrative Agent, may make such proposed Loan on the Business Day of the borrowing request). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, which, in the case of the Revolving B Loans and the Revolving C Loans, shall fully utilize the Total Revolving B Credit Commitment and the Total Revolving C Credit Commitment on the Effective Date, (ii) the use of the proceeds of such proposed Loan, (iii) the proposed borrowing date, which must be a Business Day, and (iv) whether the Loan is a Revolving A Loan, Revolving B Loan or Revolving C Loan or a combination thereof. The Administrative Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Administrative Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Administrative Agent). Each Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic Notice of Borrowing. The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Loan on behalf of the Borrowers until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

                           (b) Each Notice of Borrowing pursuant to this
Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Revolving Loan shall be made in a minimum amount of $100,000 and shall be in an integral multiple of $100,000.

                           (c) (i) Except as otherwise provided in this
subsection 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the applicable Revolving Credit Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

                                    (ii) Notwithstanding any other provision
of this Agreement, and in order to reduce the number of fund transfers among the Borrowers, the Agents and the Lenders, the Borrowers, the Agents and the Lenders agree that the Administrative Agent may (but shall not be obligated
to), and the Borrowers and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Revolving A Lenders, Revolving A Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in subsection 2.02(d); provided, however, that (a) the
                                            --------  -------
Administrative Agent shall in no event fund any such Revolving A Loans if the Administrative Agent shall have received written notice from the Collateral Agent or the Required Lenders on the Business Day prior to the date of the proposed Revolving A Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied at the time of the proposed Revolving A Loan, and (b) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Administrative Borrower gives a Notice of Borrowing requesting a Revolving A Loan and the Administrative Agent elects not to fund such Revolving A Loan on behalf of the Revolving A Lenders, then promptly after receipt of the Notice of Borrowing requesting such Revolving A Loan, the Administrative Agent shall notify each Revolving A Lender of the specifics of the requested Revolving A Loan and that it will not fund the requested Revolving A Loan on behalf of the Revolving A Lenders. If the Administrative Agent notifies the Revolving A Lenders that it will not fund a requested Revolving A Loan on behalf of the Revolving A Lenders, each Revolving A Lender shall make its Pro Rata Share of the Revolving A Loan available to the Administrative Agent, in immediately available funds, in the Administrative Agent's Account no later than 3:00 p.m. (New York City time) (provided that the Administrative Agent requests payment from such Revolving A Lender not later than 1:00 p.m. (New York City time)) on the date of the proposed Revolving A Loan. The Administrative Agent will make the proceeds of such Revolving A Loans available to the Borrowers on the day of the proposed Revolving A Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving A Loans received by the Administrative Agent in the Administrative Agent's Account or the amount funded by the Administrative Agent on behalf of the Revolving A Lenders to be deposited in an account designated by the Administrative Borrower.

                                    (iii) If the Administrative Agent has
notified the Revolving A Lenders that the Administrative Agent, on behalf of such Revolving A Lenders, will not fund a

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

particular Revolving A Loan pursuant to subsection 2.02(c)(ii), the Administrative Agent may assume that each such Revolving A Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Administrative Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Administrative Agent by any such Revolving A Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving A Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Revolving A Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrowers shall, for all purposes hereof, be a Revolving A Loan made by the Administrative Agent for its own account. Upon any such failure, the Borrowers shall, upon demand by the Administrative Agent, repay such amount to the Administrative Agent for its own account.

                                    (iv) Nothing in this subsection 2.02(c)
shall be deemed to relieve any Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agents or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

                           (d) With respect to all periods for which the
Administrative Agent has funded Revolving A Loans pursuant to subsection 2.02(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the
                                      -----------------
Administrative Agent shall notify each Revolving A Lender of the unpaid principal amount of the Revolving A Loans outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving A Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving A Loans made on the date of such Revolving A Lender's initial funding), each Revolving A Lender shall promptly (and in any event not later than 2:00 p.m. (New York City time) if the Administrative Agent requests payment from such Lender not later than 12:00 noon (New York City time) on such day) make available to the Administrative Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Administrative Agent shall promptly pay over to each Revolving A Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Revolving A Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Revolving A Lender, sufficient funds to adjust the interests of the Revolving A Lenders in the then outstanding Revolving A Loans to such an extent that, after giving effect to such adjustment, each such Revolving A Lender's interest in the then outstanding Revolving A Loans will be equal to its Pro

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

Rata Share thereof. The obligations of the Administrative Agent and each Revolving A Lender under this subsection 2.02(d) shall be absolute and unconditional. Each Revolving A Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving A Loans which have been funded by such Revolving A Lender.

                                    (ii) In the event that any Revolving A
Lender fails to make any payment required to be made by it pursuant to subsection 2.02(d)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving A Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Revolving A Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrowers shall, for all purposes hereof, be a Revolving A Loan made by the Administrative Agent for its own account. Upon any such failure by a Revolving A Lender to pay the Administrative Agent, the Borrowers shall, upon demand by the Administrative Agent, repay such amount to the Administrative Agent for its own account. Nothing in this subsection 2.02(d)(ii) shall be deemed to relieve any Revolving A Lender from its obligation to fulfill its Revolving A Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrowers may have against any Revolving A Lender as a result of any default by such Revolving A Lender hereunder.

                  Section 2.03 Repayment of Loans; Evidence of Debt. (a) The
                               ------------------------------------
outstanding principal of all Revolving Loans shall be due and payable on the Final Maturity Date.

                           (b) Each Lender shall maintain in accordance with
its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                           (c) The Administrative Agent shall maintain
accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and
(iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                           (d) The entries made in the accounts maintained
pursuant to paragraph (b) or (c) of this Section shall be prima facie
                                                          ----- -----
evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to
--------
maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

                           (e) Any Lender may request that Loans made by it
be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Collateral Agent and reasonably acceptable to the Administrative Borrower. Thereafter, the Loans evidenced by such promissory

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

note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

                  Section 2.04 Interest. (a) Revolving Loans.
                               --------      ---------------

                                    (i) Each Revolving A Loan shall bear
interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the greater of (i) the Reference Rate plus 2.00% and (ii) 6.25%.

                                    (ii) Each Revolving B Loan and Revolving
C Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the greater of (i) the Reference Rate plus 9.125% and (ii) 13.375%.

                           (b) Default Interest. To the extent permitted by
                               ----------------
law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities, outstanding Reimbursement Obligations or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

                           (c) Interest Payment. Interest on each Loan shall
                               ----------------
be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. Each Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder.

                           (d) General. All interest shall be computed on
                               -------
the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

                 Section 2.05 Reduction of Commitment; Prepayment of Loans.
                              --------------------------------------------

                           (a) Reduction of Commitments.
                               ------------------------

                                    (i) Each of the Total Revolving A Credit
Commitment, the Total Revolving B Credit Commitment and the Total Revolving C Credit Commitment shall terminate on the Final Maturity Date. In addition, the Total Revolving B Credit Commitment shall be permanently reduced by $833,333 on the first day of each calendar month commencing on April 1, 2004. The Borrowers may, without premium or penalty, reduce:

                                             (A) the Total Revolving A
Credit Commitment to an amount (which may be zero) not less than the sum of
(I) the aggregate unpaid principal amount of all Revolving A Loans then outstanding, (II) the aggregate principal amount of all Revolving

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

A Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under Section 2.02, (III) the Letter of Credit Obligations at such time, and (IV) the stated amount of all Letter of Credit Accommodations not yet issued as to which a request has been made and not withdrawn,

                                             (B) the Total Revolving B
Credit Commitment to an amount (which may be zero) not less than the sum of
(I) the aggregate unpaid principal amount of all Revolving B Loans then outstanding and (II) the aggregate principal amount of all Revolving B Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under Section 2.02,

                                             (C) the Total Revolving C
Credit Commitment to an amount (which may be zero) not less than the sum of
(I) the aggregate unpaid principal amount of all Revolving C Loans then outstanding and (II) the aggregate principal amount of all Revolving C Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under Section 2.02.

                                    (ii) Each such voluntary reduction shall
be in an amount which is an integral multiple of $10,000,000 (unless the applicable Revolving Credit Commitment in effect immediately prior to such reduction is less than $10,000,000), shall be made by providing not less than five (5) Business Days' prior written notice to the Administrative Agent and the Collateral Agent and shall be irrevocable, which notice shall specify whether such reduction shall be applied to the Total Revolving A Credit Commitment, the Total Revolving B Credit Commitment or the Total Revolving C Credit Commitment, or a combination thereof. Once reduced, the applicable Revolving Credit Commitment may not be increased. Each such reduction of the Total Revolving A Credit Commitment, the Total Revolving B Credit Commitment or the Total Revolving C Credit Commitment shall reduce the applicable Revolving Credit Commitment of each Lender holding such commitment proportionately in accordance with its Pro Rata Share thereof.

                                    (iii) Unless otherwise agreed by all
Revolving B Lenders (in the case of clause (A)) or all Revolving C Lenders (in the case of clause (B)), upon (A) any prepayment (whether pursuant to an optional, scheduled or mandatory prepayment) of the Revolving B Loans, the Total Revolving B Credit Commitment shall be permanently reduced by an amount equal to the amount of such prepayment, and (B) any prepayment (whether pursuant to an optional, scheduled or mandatory prepayment) of the Revolving C Loans, the Total Revolving C Credit Commitment shall be permanently reduced by an amount equal to the amount of such prepayment. In addition, if the Parent or any of its Subsidiaries have an obligation to make an "Asset Sale Offer" (as such term is defined in the 2009 Note Indenture) in connection with any Disposition giving rise to a mandatory prepayment described in Section 2.05(c)(iii) or Section 2.05(c)(vii), the Total Revolving A Credit Commitment, the Total Revolving B Credit Commitment and/or the Total Revolving C Credit Commitment, as applicable, shall be permanently reduced on a date that is 5 Business Days prior to the date the Parent or any of its Subsidiaries would be required to make such offer (or on January 9, 2004 in the case of Section 2.05(c)(vii)), in an amount corresponding to the applicable Loan or Loans being prepaid and in an amount necessary to eliminate the obligation of the Parent or any of its Subsidiaries to make any such Asset Sale Offer. Each reduction of the Total Revolving A Credit

Commitment, the Total Revolving B Credit Commitment or the Total Revolving C Credit Commitment shall reduce the applicable Revolving Credit Commitment of each Lender holding such commitment proportionately in accordance with its Pro Rata Share thereof.

                           (b) Optional Prepayment.
                               -------------------

                                    (i) Revolving A Loans. The Borrowers
                                        -----------------
may, at any time, prepay without penalty or premium the principal of any Revolving A Loan, in whole or in part.

                                    (ii) Revolving B Loans and Revolving C
                                         ---------------------------------
Loans. The Borrowers may, upon at least five (5) Business Days' prior
-----
written notice to the Administrative Agent and the Collateral Agent, prepay without penalty or premium the principal of any Revolving B Loan or Revolving C Loan, in whole or in part; provided, that, notwithstanding the
                                       --------
foregoing, except in connection with the repayment in full of all of the Obligations, the Borrowers may not voluntarily prepay all or any portion of the Revolving B Loans or the Revolving C Loans if (A) immediately after giving effect to such prepayment, Availability would be less than $10,000,000 or (B) immediately before or immediately after giving effect to such prepayment, an Event of Default shall have occurred and be continuing.

                                    (iii) Prepayment In Full. The Borrowers
                                          ------------------
may, upon at least five (5) Business Days prior written notice to the Administrative Agent and the Collateral Agent, terminate this Agreement by paying to the Administrative Agent, in cash, the Obligations (including either (A) providing cash collateral to be held by the Administrative Agent in an amount equal to 105% of the aggregate undrawn amount of all outstanding Letter of Credit Accommodations or (B) causing the original Letter of Credit Accommodations to be returned to the Administrative Agent), in full. If the Administrative Borrower has sent a notice of termination pursuant to this clause (iii), then the Lenders' obligations to extend credit hereunder shall terminate and the Borrowers shall be obligated to repay the Obligations (including either (A) providing cash collateral to be held by the Administrative Agent in an amount equal to 105% of the aggregate undrawn amount of all outstanding Letter of Credit Accommodations or (B) causing the original Letter of Credit Accommodations to be returned to the Administrative Agent), in full, on the date set forth as the date of termination of this Agreement in such notice.

                           (c) Mandatory Prepayment.
                               --------------------

                                    (i) (A) The Borrowers will, at any time,
immediately prepay the Revolving A Loans when the aggregate principal amount of all Revolving A Loans plus the outstanding amount of all Letter of Credit Obligations exceeds the Borrowing Base, to the full extent of any such excess. On each day that any Revolving A Loans or Letter of Credit Obligations are outstanding, the Borrowers shall hereby be deemed to represent and warrant to the Agents and the Lenders that the Borrowing Base calculated as of such day equals or exceeds the aggregate principal amount of all Revolving A Loans and Letter of Credit Obligations outstanding on such day.

                                             (B) If at any time after the
Borrowers have complied with the first sentence of paragraph (A) of this
Section 2.05(c)(i), the aggregate Letter of Credit Obligations is greater than the then current Borrowing Base, the Borrowers shall provide cash

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

collateral to the Administrative Agent in an amount equal to 105% of such excess, which cash collateral shall be deposited in the Letter of Credit Collateral Account and, provided that no Event of Default shall have
                        --------
occurred and be continuing, returned to the Borrowers, at such time as the aggregate Letter of Credit Obligations plus the aggregate principal amount of all outstanding Revolving A Loans no longer exceeds the then current Borrowing Base.

                                    (ii) The Administrative Agent shall on
each Business Day apply all funds transferred to or deposited in the Administrative Agent's Account, to the payment, in whole or in part, of the outstanding principal amount of the Revolving A Loans; provided, that, (A)
                                                       --------
such funds shall be applied to the outstanding principal amount of the Revolving B Loans and/or the Revolving C Loans (x) in the absence of a continuing Event of Default, to the extent such application is specifically provided for in Section 2.05(d), and (y) during the existence of an Event of Default, in accordance with Section 4.04(b), and (B) if no Revolving A Loans remain outstanding after the application of such funds to repay any outstanding Revolving A Loans, such funds are not required to be applied to the Revolving B Loans and the Revolving C Loans pursuant to clause (A) of this proviso and no Event of Default has occurred and is continuing, the remaining funds received in the Administrative Agent's Account shall, within two (2) Business Days, be returned by the Administrative Agent to the Borrowers.

                                    (iii) Immediately upon any Disposition
by any Loan Party or its Subsidiaries, the Borrowers shall prepay the Revolving Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition. Nothing contained in this subsection (iii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c). Any payments required to be made under this subsection (iii) shall be applied as set forth in Section 2.05(d).

                                    (iv) Immediately upon the sale or
issuance by any Loan Party or any of its Subsidiaries of any shares of its Capital Stock (other than common stock of the Parent issued in respect of the Loan Parties' benefit and compensation plans for their directors, officers or employees where the Loan Parties receive no Net Cash Proceeds from such issuance), the Borrowers shall prepay the outstanding amount of the Revolving Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this subsection (iv) shall not be deemed to be implied consent to any such issuance or sale otherwise prohibited by the terms and conditions of this Agreement. Any payments required to be made under this subsection (iv) shall be applied as set forth in Section 2.05(d).

                                    (v) Upon the receipt by any Loan Party
or any of its Subsidiaries of any Extraordinary Receipts, the Borrowers shall prepay the outstanding principal of the Revolving Loans in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts. Any payments required to be made under this subsection (v) shall be applied as set forth in Section 2.05(d).

                                    (vi) If on any day an Indenture Deficit
exists, the Borrowers shall pay to the Administrative Agent an amount equal to such Indenture Deficit to be applied to the outstanding principal of the Revolving Loans which payment shall be made (x) immediately as a result of an Indenture Deficit pursuant to an event described under Section 2.01(c)(i) and

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

(y) at the election of the Collateral Agent, as a result of an Indenture Deficit pursuant to an event described under Section 2.01(c)(ii). Any payments required to be made under this subsection (vi) shall be applied as set forth in Section 2.05(d).

                                    (vii) On or prior to January 15, 2004,
the Borrowers shall prepay the outstanding principal amount of the Revolving Loans in an amount, if any, which will eliminate any obligation of the Parent and its Subsidiaries to make an "Asset Sale Offer" (as such term is defined in the 2009 Note Indenture) in respect of the UCB Sale. Any payments required to be made under this subsection (vii) shall be applied as set forth in Section 2.05(d).

                                    (viii) If the Parent or any of its
Subsidiaries receive a return of any cash collateral pledged by it to support letters of credit or other similar credit instruments, the Borrowers shall prepay the outstanding principal amount of the Revolving Loans in an amount equal 100% of such cash. Any payments required to be made under this subsection (viii) shall be applied as set forth in Section 2.05(d).

                                    (ix) If any Loan Party shall make any
prepayment on any intercompany note to any Subsidiary of the Parent that is not a Loan Party, or if the Parent shall make, or permit to be made, any payments to repurchase any Class B Shares of Capital Stock of Solutia Management, the Borrowers shall prepay the outstanding principal amount of the Revolving Loans in an amount equal to ten times the amount of such payment. Any payments required to be made under this subsection (ix) shall be applied as set forth in Section 2.05(d).

                                    (x) Notwithstanding the foregoing, (A)
in connection with a Disposition under Section 2.05(c)(iii) or receipt of insurance proceeds or condemnation awards pursuant to Section 2.05(c)(v), up to $5,000,000 in the aggregate in any 12-month period of the Net Cash Proceeds from such Disposition and Extraordinary Receipts from such insurance proceeds or condemnation awards, as the case may be, received by any Loan Party or any of its Subsidiaries in connection therewith shall not be required to be applied to the prepayment of the Revolving Loans on such date to the extent such proceeds are used to replace, repair or restore the properties or assets used in such Loan Party's or any of its Subsidiaries' business in respect of which such Net Cash Proceeds or Extraordinary Receipts, as the case may be, were paid, provided that, (x) no Default or
                                         --------
Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds or such Extraordinary Receipts, (y) the Administrative Borrower delivers a certificate to the Agents within 5 days after such Disposition or 10 days after the date of such loss, destruction or taking, as the case may be, stating that such proceeds shall be used to replace, repair or restore any such properties or assets to be used in such Loan Party's or any of its Subsidiaries' business within a period specified in such certificate not to exceed 90 days after the receipt of such proceeds (which certificate shall set forth estimates of the proceeds to be so expended) and (z) such proceeds are deposited in an account subject to the sole dominion of the Administrative Agent; and if all or any portion of such proceeds not so applied to the prepayment of the Revolving Loans are not used in accordance with the preceding sentence within the period specified in the relevant certificate furnished pursuant hereto or there shall occur a Default or Event of Default, such remaining portion shall be applied to the Revolving Loans as required by Section 2.05(c)(iii) or Section 2.05(c)(v), as applicable, on the last day of such specified period or immediately, in the case of a Default or Event of Default; and (B) the Borrowers shall not be required to make a prepayment under Section 2.05(c)(iii), Section

2.05(c)(iv) or Section 2.05(c)(v) (other than with respect to (I) any Designated Disposition, or (II) any event described in Section 2.05(c)(iii) or Section 2.05(c)(v) for which the Revolving A Loans would be required to be prepaid under Section 2.05(d) in the absence of this clause (B), in the case of this clause (II), to the extent of the required prepayment to the Revolving A Loans), unless the aggregate amount of Net Cash Proceeds received as a result of the events described in such Sections exceeds $2,500,000 and any such required prepayment under such Sections shall be limited to the Net Cash Proceeds and Extraordinary Receipts, net of any reasonable expenses incurred in connection with such Extraordinary Receipts, exceeding $2,500,000.

                           (d) Application of Payments. If at any time in
                               -----------------------
the absence of a continuing Event of Default, the prepayments required under
Section 2.05(c) shall be applied as follows:

                                    (i) the proceeds from any prepayment
pursuant to any Disposition of any Account or Inventory or any insurance policy or condemnation award with respect to Inventory or any event described in Section 2.05(c)(viii), shall be applied to the Revolving A Loans until paid in full;

                                    (ii) the proceeds from any prepayment
pursuant a Disposition of all or substantially all of the assets or Capital Stock of any Person or any insurance which Disposition or proceeds of insurance includes both (x) Accounts or Inventory and (y) other assets (in each case, other than from the proceeds of any Designated Disposition), shall be applied as follows: (A) an amount equal to the book value of such Accounts and Inventory, or, if greater, the amount of Revolving A Loans or Letter of Credit Accommodations supported by such assets determined using the effective advance rate under the Borrowing Base against such Accounts and Inventory (determined at the time of such Disposition or event resulting in such insurance proceeds) shall be applied to the Revolving A Loans until paid in full, and (B) the remaining proceeds shall be applied first, to the Revolving C Loans until paid in full, second, to the Revolving B Loans until paid in full, and third, to the Revolving A Loans until paid in full;

                                    (iii) the proceeds from any prepayment
pursuant to a Designated Disposition, shall be applied as follows: (A) an amount equal to the product of (x) 75% and (y) the excess of (I) the proceeds of such Disposition over (II) the book value of any Accounts and Inventory included in the Borrowing Base and in such Disposition, or, if greater, an amount equal to the amount of the Revolving A Loans or Letter of Credit Accommodations supported by such assets determined using the effective advance rate under the Borrowing Base against the Accounts and Inventory (determined at time of such Disposition), shall be applied first, to the Revolving C Loans until paid in full, second, to the Revolving B Loans until paid in full, and, third, to the Revolving A Loans until paid in full; and (B) the remaining proceeds shall be applied to the Revolving A Loans until paid in full;

                                    (iv) the proceeds from any prepayment
event set forth in Section 2.05(c)(iii) (other than with respect to Dispositions described in paragraphs (i), (ii) or (iii) above), Section 2.05(c)(iv) or Section 2.05(c)(v) (other than proceeds from any insurance policy or condemnation award with respect to Inventory) shall be applied first, to the Revolving C Loans until paid in full, second, to the Revolving B Loans until paid in full, and, third, to the Revolving A Loans until paid in full; and

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

                                    (v) the proceeds from any prepayment
event set forth in Section 2.05(c)(vi), Section 2.05(c)(vii) or Section 2.05(c)(ix) shall be applied first, to the Revolving A Loans until paid in full, second, to the Revolving C Loans until paid in full, and, third, to the Revolving B Loans until paid in full.

                           (e) Asset Sale Offer. In the case of clauses
                               ----------------
(d)(i), (d)(ii), (d)(iii) and (d)(iv) (with respect to Dispositions) of
Section 2.05(d), if after giving effect to such application of proceeds (and any corresponding reduction in the Total Revolving A Credit Commitment, the Total Revolving B Credit Commitment or the Total Revolving C Credit Commitment pursuant to Section 2.05(a)(iii)), the Parent or any of its Subsidiaries shall have an obligation to make an "Asset Sale Offer" (as such term is defined in the 2009 Note Indenture) in connection with the events giving rise to the mandatory prepayments described in such clauses, the application of proceeds to the applicable Revolving Loans shall be increased by the amount necessary to eliminate the obligation of the Parent and its Subsidiaries to make any such Asset Sale Offer.

                           (f) Availability Requirements. Notwithstanding
                               -------------------------
anything to the contrary contained herein, if Availability would be less than $10,000,000 immediately after giving effect to any prepayment of the Revolving B Loans or the Revolving C Loans pursuant to Section 2.05(d)(ii) or Section 2.05(d)(iv), no such prepayment of the Revolving B Loans or the Revolving C Loans shall be made and such amounts shall be applied to the repayment of the Revolving A Loans and, if no Revolving A Loans remain outstanding and in the absence of a continuing Event of Default, the Administrative Agent shall return such amounts to the Borrowers within two
(2) Business Days.

                           (g) Cumulative Prepayments. Except as otherwise
                               ----------------------
expressly provided in this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

                  Section 2.06 Fees.
                               ----

                           (a) Fee Letter. From and after the Effective Date
                               ----------
and until the Final Maturity Date, the Borrowers shall pay to the Administrative Agent, for the account of the Agents and the Lenders, in accordance with a written agreement among the Agents and the Lenders, the fees specified in the Fee Letter, at the times specified for payment therein.

                           (b) Unused Line Fee. From and after the Effective
                               ---------------
Date and until the Final Maturity Date, the Borrowers shall pay to the Administrative Agent for the account of the Lenders, in accordance with a written agreement among the Agents and the Lenders, an unused line fee (the "Unused Line Fee"), which shall accrue at the rate per annum of 0.75% on the
 ---------------
excess, if any, of the Total Revolving Credit Commitment over the sum of the average principal amount of all Revolving Loans and Letter of Credit Obligations outstanding from time to time and shall be payable monthly in arrears on the first day of each month commencing November 1, 2003.

                  Section 2.07 Securitization. The Loan Parties hereby
                               --------------
acknowledge that the Lenders and their Affiliates may sell or securitize the Loans (a "Securitization") through the pledge of the Loans as collateral
          --------------
security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to

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

the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating Agencies"). The Loan Parties shall cooperate with the Lenders
      ---------------
and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that (i) any such amendment
                                       -------- ----
or additional documentation does not impose material additional costs on the Loan Parties and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Loan Parties under the Loan Documents or change or affect in a manner adverse to the Loan Parties the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate
(i) agreeing to indemnify the Lenders and their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization
                                                        --------------
Parties") for any losses, claims, damages or liabilities (the "Liabilities")
-------                                                        -----------
to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of any Loan Party to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse the Lenders and their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

                  Section 2.08 Taxes. Any and all payments by any Loan Party
                               -----
hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on (or measured by) the net
                 ---------
income of any Lender, any Agent or the L/C Issuer (or any transferee or assignee thereof, including a participation holder (any such entity, a "Transferee")) by the United States of America or by the jurisdiction in
 ----------
which such Lender, such Agent or the L/C Issuer is organized or has its principal lending office or (ii) any branch profits taxes imposed by the United States of America (all such nonexcluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "Taxes"). If any Loan Party shall be required to deduct any
               -----
Taxes from or in respect of any sum payable hereunder to any Lender, any Agent or the L/C Issuer (or any Transferee), (A) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) such Lender, such Agent or the L/C Issuer (or such Transferee) shall receive an amount equal to the sum it would have received had no such deductions been made, (B) such Loan Party shall make such deductions and (C) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                           (b) In addition, each Loan Party agrees to pay to
the relevant Governmental Authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Letter of Credit Accommodations or any other Loan Document ("Other Taxes"). Each Loan
                                                   -----------
Party shall deliver to each Lender, each Agent and the L/C Issuer official receipts in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes.

                           (c) The Loan Parties hereby, jointly and
severally, indemnify and agree to hold each Lender, each Agent and the L/C Issuer harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this
Section 2.08) paid by such Lender, such Agent or the L/C Issuer (or such Transferee), whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Lender, any such Agent or the L/C Issuer makes written demand therefor specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

                           (d) Each Lender (or Transferee) that is organized
under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") shall deliver to
                                        ---------------
the Administrative Borrower and the Agents two properly completed and duly executed copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest", a Form W-8BEN, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of any Borrower and is not a controlled foreign corporation related to a Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code)), in each case claiming complete exemption from U.S. Federal withholding tax on payments by the Loan Parties under this Agreement. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New
                                                                        ---
Lending Office"). In addition, each Non-U.S. Lender shall deliver such forms
--------------
within 20 days after receipt of a written request therefor from the Administrative Borrower or any Agent. Notwithstanding any other provision of this Section 2.08, a Non-U.S. Lender shall not be required to deliver after the date hereof any form pursuant to this Section 2.08 that such Non-U.S. Lender is not legally able to deliver.

                           (e) The Loan Parties shall not be required to
indemnify any Non-U.S. Lender, or pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to this Agreement to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall
                               --------  -------
not apply to the extent the indemnity
payment or additional amounts any Transferee, or any Lender (or Transferee) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the Person making the assignment, participation or transfer to such Transferee, or such Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation, (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph
(d) above or (iii) the obligation to pay such additional amounts does not result from a change in applicable tax law (including, without limitation, applicable judicial decisions, statutes, regulations or other administrative interpretations) occurring after the date hereof.

                           (f) Any Lender, any Agent or the L/C Issuer (or
Transferee) claiming any indemnity payment or additional payment amounts payable pursuant to this Section 2.08 shall (subject to legal and regulatory restrictions) file any certificate or document reasonably requested in writing by the Administrative Borrower or change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amount which may thereafter accrue, would not require such Lender, such Agent or the L/C Issuer (or Transferee) to disclose any information such Lender, such Agent or the L/C Issuer (or Transferee) deems confidential and would not, in the sole determination of such Lender, such Agent or the L/C Issuer (or Transferee), be otherwise disadvantageous to such Lender, such Agent or the L/C Issuer (or Transferee).

                           (g) If any Lender, any Agent or the L/C Issuer
(or a Transferee) shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes with respect to which any Loan Party has paid additional amounts, pursuant to this Section 2.08, it shall promptly notify the Administrative Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by the Administrative Borrower, make a claim to such Governmental Authority for such refund at the Loan Parties' expense. If any Lender, any Agent or the L/C Issuer (or Transferee) receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes with respect to which any Loan Party has paid additional amounts pursuant to this Section 2.08, it shall within 30 days from the date of such receipt pay over such refund to the Administrative Borrower, net of all out-of-pocket expenses of such Lender, such Agent or the L/C Issuer (or Transferee).

                           (h) The obligations of the Loan Parties under
this Section 2.08 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                                ARTICLE III

                       LETTER OF CREDIT ACCOMMODATIONS

                  Section 3.01 Letter of Credit Guaranty.
                               -------------------------

                           (a) In order to assist the Borrowers in
establishing or opening letters of credit (each, a "Letter of Credit
                                                    ----------------
Accommodation"), which shall not have expiration dates later than
-------------
the Final Maturity Date, with the L/C issuer, the Borrowers have requested the Administrative Agent to join in the applications for such Letter of Credit Accommodations and/or guarantee payment or performance of such Letter of Credit Accommodations and any drafts thereunder through the issuance of a Letter of Credit Guaranty, thereby lending the Administrative Agent's credit to that of the Borrowers, and the Administrative Agent has agreed to do so. These arrangements shall be coordinated by the Administrative Agent, subject to the terms and conditions set forth below. The Administrative Agent shall not be required to be the issuer of any Letter of Credit Accommodation. The Borrowers will be the account parties for the application of each Letter of Credit Accommodation, which shall be in form and substance satisfactory to the Administrative Agent and the L/C Issuer or on a computer transmission system approved by the Administrative Agent and the L/C Issuer, or such other written form or computer transmission system as may from time to time be approved by the Administrative Agent and the L/C Issuer, and shall be duly completed in a manner and at a time reasonably acceptable to the Administrative Agent, together with such other certificates, agreements, documents and other papers and information as the Administrative Agent and the L/C Issuer may reasonably request, which shall include, without limitation, the requested date of issuance and the name and address of the beneficiary (the "Letter of Credit Application"). In the event of any
                  ----------------------------
conflict between the terms of any Letter of Credit Application and this Agreement, for purposes of this Agreement, the terms of this Agreement shall control.

                           (b) The aggregate Letter of Credit Obligations
shall not at any time exceed lowest of (i) the difference between (A) the Total Revolving A Credit Commitment and (B) the aggregate principal amount of all Revolving A Loans then outstanding, (ii) the difference between (A) the Borrowing Base and (B) the aggregate principal amount of all Revolving A Loans then outstanding, and (iii) the L/C Subfacility. In addition, the terms and conditions of all Letter of Credit Accommodations and all changes or modifications thereof by the Borrowers and/or the L/C Issuer shall in all respects be subject to the prior approval of the Administrative Agent in its reasonable business judgment; provided, however, that (i) the expiry date of
                              --------  -------
all Letter of Credit Accommodations shall be no later than the Final Maturity Date and (ii) the Letter of Credit Accommodations and all documentation connection therewith shall be in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer.

                           (c) If the Administrative Agent is obligated to
advance funds under a Letter of Credit Guaranty or in connection with a Letter of Credit Accommodation, the Administrative Agent may immediately reimburse such disbursement by charging the Loan Account as set forth below. In the event that the Administrative Agent does not charge the Loan Account, the Borrowers shall, upon demand by the Administrative Agent, immediately reimburse such disbursement to the Administrative Agent by paying to it an amount equal to such disbursement not later than 12:00 noon (New York City time) on the date that such disbursement is made, if the Borrowers (or the Administrative Borrower on behalf of the Borrowers) shall have received written or telephone notice of such disbursement prior to 11:00 a.m. (New York City time) on such date, or, if such notice has not been received by the Borrowers (or the Administrative Borrower on behalf of the Borrowers) prior to such time on such date, then no later than 12:00 noon (New York City time) on the Business Day that the Borrowers (or the Administrative Borrower on behalf of the Borrowers) receives such notice, if such notice is received prior to 11:00 a.m. (New York City time) on the date of receipt. In the absence of such reimbursement, the Administrative Agent shall have the right, without notice to the Borrowers, to charge the Loan Account with the amount of

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

such disbursement and the Administrative Agent shall have the right, without notice to the Borrowers, to charge the Loan Account with the amount of any and all other Indebtedness, liabilities and obligations of any kind (including indemnification for breakage costs, capital adequacy and reserve requirement charges) incurred by the Administrative Agent or the Revolving A Lenders under the Letter of Credit Guaranty or incurred by the L/C Issuer with respect to a Letter of Credit Accommodation at the earlier of (i) payment by the Administrative Agent or the Revolving A Lenders under the Letter of Credit Guaranty or (ii) the occurrence of any Default or Event of Default. Any amount charged to the Loan Account shall be deemed a Revolving A Loan hereunder made by the Revolving A Lenders to the Borrowers, funded by the Administrative Agent on behalf of the Revolving A Lenders and subject to
Section 2.02. Any charges, fees, commissions, costs and expenses charged to the Administrative Agent for the Borrowers' account by the L/C Issuer in connection with or arising out of Letter of Credit Accommodations or transactions relating thereto will be charged to the Loan Account in full when charged to or paid by the Administrative Agent and, when charged, shall be conclusive on the Borrowers absent manifest error. Each of the Revolving A Lenders and the Borrowers agree that the Administrative Agent shall have the right to make such charges regardless of whether any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. If any such reimbursement of disbursements made by the Administrative Agent is not made by the Administrative Agent by charging the Loan Account and the Borrowers (or the Administrative Borrower on behalf of the Borrowers) request and are entitled to obtain a Revolving A Loan to reimburse such disbursements on the date such reimbursement is due, such reimbursement shall be made no later than the time that the Administrative Agent makes the proceeds of the Revolving A Loan available to the Borrowers.

                           (d) The Borrowers understand that the Letter of
Credit Guaranties may require the Administrative Agent and/or the Lenders to indemnify the L/C Issuer for certain costs or liabilities arising out of claims by the Borrowers against such L/C Issuer. The Borrowers unconditionally and jointly and severally indemnify each Agent and each Lender and holds each Agent and each Lender harmless from any and all loss, claim or liability incurred by any Agent or any Lender arising from any transaction or occurrences relating to Letter of Credit Accommodations, any drafts or acceptances thereunder, the Collateral relating thereof, and all Obligations in respect thereto, including any such loss or claim due to any action taken by the L/C Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the L/C Issuer, any Agent or any Lender as determined by a final judgment of a court of competent jurisdiction. The Borrowers further agree to jointly and severally hold each Agent and each Lender harmless from any errors of omission, negligence or misconduct by the L/C Issuer. The Borrowers agree to be bound by the L/C Issuer's regulations and interpretations of any Letter of Credit Accommodation that is the subject of a Letter of Credit Guaranty and opened to or for the Borrowers' account or by the Administrative Agent's interpretations of any Letter of Credit Accommodation issued for the Borrowers' account, even though such interpretation may be different from the Borrowers' own, and the Borrowers understand and agree that the Lenders, the Agents and the L/C Issuer shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following the Borrowers' instructions or those contained in the Letter of Credit Accommodation or any modifications, amendments, or supplements thereto. The Borrowers' unconditional obligations to each Agent, each Lender and the L/C Issuer with respect to Letter of Credit Accommodations hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of such Agent's, such Lender's or the L/C Issuer's

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

gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Borrowers agree that any charges incurred by the Administrative Agent or the L/C Issuer for the Borrowers' account hereunder may be charged to the Loan Account.

                           (e) Upon any payments made to the L/C Issuer
under the Letter of Credit Guaranty, the Administrative Agent or the Revolving A Lenders, as the case may be, shall, without prejudice to their rights under this Agreement (including that such unreimbursed amounts shall constitute Revolving A Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrowers in favor of the L/C Issuer in any application for Letter of Credit Accommodations, any standing agreement relating to Letter of Credit Accommodations or otherwise, all of which shall be deemed to have been granted to the Administrative Agent and the Revolving A Lenders and apply in all respects to the Administrative Agent and the Revolving A Lenders and shall be in addition to any rights, remedies, duties or obligations contained herein.

                  Section 3.02 Participations.
                               --------------

                           (a) Immediately upon issuance by the L/C Issuer
of any Letter of Credit Accommodation pursuant to this Agreement, each Revolving A Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Administrative Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Revolving A Lender's Pro Rata Share, in all obligations of the Administrative Agent in such Letter of Credit Accommodation including, without limitation, all Reimbursement Obligations of the Borrowers with respect thereto pursuant to the Letter of Credit Guaranty or otherwise.

                           (b) In the event that the Administrative Agent
makes any payment in respect of the Letter of Credit Guaranty and the Borrowers shall not have repaid such amounts to the Administrative Agent, the Administrative Agent shall charge the Loan Account in the amount of the Reimbursement Obligation, in accordance with Section 3.01(c) and Section
4.02 of this Agreement.

                           (c) The obligations of a Revolving A Lender to
make payments to the Administrative Agent for the account of the Administrative Agent, the Revolving A Lenders or the L/C Issuer with respect to a Letter of Credit Accommodation shall be irrevocable, without any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                                    (i) any lack of validity or
enforceability of this Agreement or any of the other Loan Documents;

                                    (ii) the existence of any claim, setoff,
defense or other right which the Borrowers or any other Loan Party may have at any time against a beneficiary named in such Letter of Credit Accommodation or any transferee of such Letter of Credit Accommodation (or any Person for whom any such transferee may be acting), any Agent, any Lender, or any other Person, whether in connection with this Agreement, such Letter of Credit Accommodation, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrowers or any other Loan Party or any other party and the beneficiary named in such Letter of Credit Accommodation;

                                    (iii) any draft, certificate or any
other document presented under such Letter of Credit Accommodation proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                    (iv) the surrender or impairment of any
security for the performance or observance of any of the terms of any of the Loan Documents;

                                    (v) any failure by any Agent to provide
any notices required pursuant to his Agreement relating to such Letter of Credit Accommodation;

                                    (vi) any payment by the L/C Issuer under
such Letter of Credit Accommodation against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit Accommodation; or

                                    (vii) the occurrence of any Default or
Event of Default.

                  Section 3.03 Letter of Credit Accommodations.
                               -------------------------------

                           (a) The Administrative Borrower may, upon
reasonable notice in advance of such issuance but, in any event, not later than 12:00 noon, New York City time, at least two (2) Business Days in advance of the issuance thereof (except that no advance notice shall be required in the case of Letter of Credit Accommodations to be issued on the Effective Date), request the Administrative Agent to assist the Borrowers in establishing or opening a Letter of Credit by delivering to the Administrative Agent, with a copy to the L/C Issuer, a Letter of Credit Application, together with any necessary related documents. The Administrative Agent shall not provide support, pursuant to the Letter of Credit Guaranty, if the Administrative Agent shall have received written notice from the Collateral Agent or the Required Lenders on the Business Day immediately preceding the proposed issuance date for such Letter of Credit that one or more of the conditions precedent in Section 5.02 will not have been satisfied on such date, and the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.02 have been satisfied.

                           (b) (i) The Borrowers shall pay to the
Administrative Agent for the account of the Lenders in accordance with a written agreement among the Agents and the Lenders (A) for any Letter of Credit Accommodation issued hereunder, a non-refundable fee equal to 6.00% per annum of the stated amount of such Letter of Credit Accommodation, payable, annually in advance, on the date such Letter of Credit Accommodation is issued and (B) for any amendment to an existing Letter of Credit Accommodation that increases the stated amount of such Letter of Credit Accommodation, a non-refundable fee equal to 6.00% per annum of the increase in the stated amount of such Letter of Credit Accommodation, payable on the date of such increase (the "Letter of Credit Fees"), except
                                           ---------------------
that (x) the Administrative Agent may, and upon the written direction of the Required A Lenders shall, require the Borrowers to pay the Administrative Agent such Letter of Credit Fee, at a rate equal to 3.0% plus the per annum rate otherwise applicable thereto on such daily outstanding balance for: (I) the period from and after the date of termination hereof until all Obligations shall have been Paid in Full (notwithstanding entry of a judgment against any Borrower) and (II) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by the Collateral Agent and the Administrative Agent, and (y) the Borrowers shall not be obligated to pay any Letter of Credit Fees for any Letter of Credit Accommodation issued during the 90-day period after the Effective Date to replace a letter of credit of the Borrowers supported by a Letter of Credit Accommodation issued on the Effective Date for the benefit of the Existing Agent, except for such Letter of Credit Fees that accrue during the period after the original expiration date of such Letter of Credit Accommodation issued for the benefit of the Existing Agent.

                                    (ii) L/C Issuer Charges. The Borrowers
                                         ------------------
shall pay to the Administrative Agent any and all customary charges assessed by the L/C Issuer in connection with the issuance, administration, amendment, payment or cancellation of Letter of Credit Accommodations.

                           (c) Charges to the Loan Account. The Borrowers
                               ---------------------------
hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 3.01(c) and Section 4.02 of this Agreement with the amount of any Letter of Credit Accommodation fees or charges due under this Section 3.03.

                                 ARTICLE IV

                    FEES, PAYMENTS AND OTHER COMPENSATION

                  Section 4.01 Audit and Collateral Monitoring Fees. The
                               ------------------------------------
Borrowers acknowledge that pursuant to Section 7.01(f), representatives of the Agents may visit any or all of the Loan Parties and/or conduct audits, inspections, valuations and/or field examinations of any or all of the Loan Parties at any time and from time to time in a manner so as not to unduly disrupt the business of the Loan Parties. The Borrowers agree to pay (a) $1,500 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, audits, inspections, valuations and field examinations and (b) the cost of all visits, audits, inspections, valuations and field examinations conducted by a third party on behalf of the Agents; provided, that, in the absence of a
                                       --------
Default or Event of Default, the Borrowers shall not be obligated to pay for more than (x) four financial audits in any 12 month period, (y) four inventory appraisals and one real property and fixed assets appraisal in any 12 month period, and (z) one enterprise valuation in any 12 month period, and, after the occurrence and during the continuance of a Default or Event of Default, the Borrowers shall pay for all audits, appraisals and enterprise valuations.

                  Section 4.02 Payments; Computations and Statements. (a)
                               -------------------------------------
The Borrowers will make each payment under this Agreement not later than 12:00 noon on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent's Account. All payments received by the Administrative Agent after 12:00 noon on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without set-off, counterclaim, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.02(c), after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like

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

funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Administrative Agent will cause to be
           --------
distributed all interest and fees received from or for the account of the Borrowers not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of the Borrowers with any amount due and payable by the Borrowers under any Loan Document. Each of the Lenders and the Borrowers agrees that the Administrative Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in
Section 5.02 have been satisfied. Any amount charged to the Loan Account of the Borrowers shall be deemed a Revolving A Loan hereunder made by the Revolving A Lenders to the Borrowers, funded by the Administrative Agent on behalf of the Lenders and subject to Section 2.02(c). The Lenders and the Borrowers confirm that any charges which the Administrative Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Administrative Agent's discretion, provided that the Administrative Agent shall from time to time
            --------
upon the request of the Collateral Agent (to the extent there exists no Event of Default and such charge does not exceed the then current Availability) or the Documentation Agent, charge the Loan Account of the Borrowers with any amount due and payable under any Loan Document. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

                           (b) The Administrative Agent shall provide the
Administrative Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Administrative Agent) of the opening and closing daily balances in the Loan Account of the Borrowers during such month, the amounts and dates of all Loans made to the Borrowers during such month, the amounts and dates of all payments on account of the Loans to the Borrowers during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrowers during such month, any Letter of Credit Accommodations issued by the L/C Issuer for the account of the Borrowers during such month, specifying the face amount thereof, the amount of charges to the Loan Account and/or Loans made to the Borrowers during such month to reimburse the Lenders for drawings made under Letter of Credit Accommodations, and the amount and nature of any charges to the Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall be presumed to be correct and, thirty (30) days after the same is sent, shall be final and conclusive absent manifest error.

                  Section 4.03 Sharing of Payments, Etc. Except as provided
                               -------------------------
in Section 2.02(c), if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its share of payments in accordance with the terms of this Agreement, such Lender shall forthwith purchase from the

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

other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment with the other Lenders in accordance with and to the extent required by the terms of this Agreement; provided, however, that if all or any
                                --------  -------
portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all of its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

                  Section 4.04 Apportionment of Payments. Subject to Section
                               -------------------------
2.02(c) and to the written agreement among the Agents and the Lenders:

                           (a) All payments of principal and interest in
respect of outstanding Loans, all payments in respect of the Letter of Credit Obligations, all payments of fees (other than the fees set forth in Section 2.06 hereof and the Fee Letter, Letter of Credit Fees provided for in Section 3.03(b) and the audit and collateral monitoring fee provided for in Section 4.01, in each case, to the extent set forth in a written agreement among the Agents and the Lenders) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans or Letter of Credit Obligations, as designated by the Person making payment when the payment is made.

                           (b) After the occurrence and during the
continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Documentation Agent or the Required A Lenders shall, apply all payments in respect of any Obligations and all proceeds of the
Collateral: (i) first, ratably to pay the Obligations in respect of any fees
                -----
(including any fees or charges assessed by the L/C Issuer), expense reimbursements, indemnities and other amounts then due to the Agents or the L/C Issuer until paid in full; (ii) second, ratably to pay the Obligations
                                    ------
in respect of any fees (including Letter of Credit Fees payable to the Revolving A Lenders), expense reimbursements and indemnities then due to the Revolving A Lenders until paid in full; (iii) third, ratably to pay interest
                                              -----
due in respect of the Agent Advances until paid in full; (iv) fourth,
                                                              ------
ratably to pay principal of the Agent Advances until paid in full; (v) fifth, ratably to pay interest due in respect of the Revolving A Loans and
-----
Letter of Credit Obligations until paid in full; (vi) sixth, ratably to pay
                                                      -----
principal of the Revolving A Loans and Letter of Credit Obligations (or, to the extent such Letter of Credit Obligations are contingent, to provide cash collateral in an amount equal to 105% of such Letter of Credit Obligations) until paid in full; (vii) seventh, ratably to pay the Obligations in respect
                          -------
of any fees, expense reimbursements and indemnities then due to the Revolving B Lenders and Revolving C Lenders until paid in full; (viii) eighth, ratably to pay interest due in respect of the Revolving B Loans and
------
the Revolving C Loans until paid in full; (ix) ninth, ratably to pay
                                               -----
principal of the Revolving B Loans and the Revolving C Loans until paid in full; and (x) tenth, to the ratable payment of all other Obligations then
              -----
due and payable.

                           (c) In each instance, so long as no Event of
Default has occurred and is continuing, Section 4.04(b) shall not be deemed to apply to any payment by the Borrowers specified by the Administrative Borrower to the Administrative Agent to be for the payment of the principal of or interest on the Revolving B Loans or the Revolving C Loans or other related Obligations then due and payable under any provision of this Agreement or the payment of all or part of the principal of the Revolving B Loans or the Revolving C Loans in accordance with the terms and conditions of Section 2.05(d).

                           (d) For purposes of Section 4.04(b) (other than
clause (x) of Section 4.04(b)), "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, except to the extent that default or overdue interest (but not any other interest), loan fees, service fees, professional fees, expense reimbursements, or other fees and expenses, each arising from or related to a default are disallowed in any Insolvency Proceeding, and, for purposes of clause (x) of Section 4.04(b), "paid in full" means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding

                  Section 4.05 Increased Costs and Reduced Return. (a) If
                               ----------------------------------
any Lender, any Agent or the L/C Issuer shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in, the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer with any directive of, or guideline from, any central bank or other Governmental Authority or the introduction of, or change in, any accounting principles applicable to any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer (in each case, whether or not having the force of law), shall
(i) subject any Lender, any Agent or the L/C Issuer, or any Person controlling any such Lender, any such Agent or the L/C Issuer to any tax, duty or other charge with respect to this Agreement or any Loan made by such Lender or such Agent or any Letter of Credit Accommodation issued by the L/C Issuer, or change the basis of taxation of payments to any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer of any amounts payable hereunder (except for taxes on the overall net income of any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan, any Letter of Credit Accommodation or against assets of or held by, or deposits with or for the account of, or credit extended by, any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer or (iii) impose on any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer any other condition regarding this Agreement or any Loan or Letter of Credit Accommodation, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to any Lender, any Agent or the L/C Issuer of making any Loan, issuing, guaranteeing or

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

participating in any Letter of Credit Accommodation, or agreeing to make any Loan or issue, guaranty or participate in any Letter of Credit Accommodation, or to reduce any amount received or receivable by any Lender, any Agent or the L/C Issuer hereunder, then, upon demand by any such Lender, any such Agent or the L/C Issuer, the Borrowers shall pay to such Lender, such Agent or the L/C Issuer such additional amounts as will compensate such Lender, such Agent or the L/C Issuer for such increased costs or reductions in amount; provided, that the Borrowers shall not be required to compensate
           --------
any Lender, any Agent or the L/C Issuer for any amounts incurred more than 180 days prior to the date such Person notifies the Administrative Borrower that it intends to claim such compensation therefor.

                           (b) If any Lender, any Agent or the L/C Issuer
shall have determined that any Capital Guideline or the adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender, any Agent or the L/C Issuer or any Person controlling such Lender, such Agent or the L/C Issuer with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender, any Agent or the L/C Issuer or any Person controlling such Lender, such Agent or the L/C Issuer, and any Lender, any Agent or the L/C Issuer determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, Letter of Credit Accommodations issued or any guaranty or participation with respect thereto, any Lender's, any Agent's or the L/C Issuer's or any such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on any Lender's, any Agent's or the L/C Issuer's any such other controlling Person's capital to a level below that which such Lender, such Agent or the L/C Issuer or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, Letter of Credit Accommodations issued, or any guaranty or participation with respect thereto or any agreement to make Loans, to issue Letter of Credit Accommodations or such Lender's, such Agent's or the L/C Issuer's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Lender's, such Agent's or the L/C Issuer's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by any Lender, any Agent or the L/C Issuer, the Borrowers shall pay to such Lender, such Agent or the L/C Issuer from time to time such additional amounts as will compensate such Lender, such Agent or the L/C Issuer for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's, such Agent's or the L/C Issuer's or such other controlling Person's capital; provided, that the Borrowers shall not be required to compensate any Lender,
--------
any Agent or the L/C Issuer for any amounts incurred more than 180 days prior to the date such Person notifies the Administrative Borrower that it intends to claim such compensation therefor.

                           (c) All amounts payable under this Section 4.05
shall bear interest from the date that is ten (10) days after the date of demand by any Lender, any Agent or the L/C Issuer until payment in full to such Lender, such Agent or the L/C Issuer at the Reference Rate. A certificate of such Lender, such Agent or the L/C Issuer claiming compensation under this Section 4.05, specifying the event herein above described and the nature of such event shall be submitted by such Lender, such Agent or the L/C Issuer to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Lender's, such

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

Agent's or the L/C Issuer's reasons for invoking the provisions of this
Section 4.05, and shall be final and conclusive absent manifest error.

                  Section 4.06 Joint and Several Liability of the Borrowers.
                               --------------------------------------------
(a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agents and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.06), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.06 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers, enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

                           (b) The provisions of this Section 4.06 are made
for the benefit of the Agents, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agents, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any other Borrower or to exhaust any remedies available to it or them against any other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 4.06 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

                           (c) Each of the Borrowers hereby agrees that it
will not enforce any of its rights of contribution or subrogation against the other Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agents or the Lenders with respect to any of the Obligations or any Collateral, until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agents or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

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

                                 ARTICLE V

                             CONDITIONS TO LOANS

                  Section 5.01 Conditions Precedent to Effectiveness. This
                               -------------------------------------
Agreement shall become effective as of the Business Day (the "Effective
                                                              ---------
Date") when each of the following conditions precedent shall have been
----
satisfied in a manner satisfactory to the Administrative Agent and the Collateral Agent:

                           (a) Payment of Fees, Etc. The Borrowers shall
                               ---------------------
have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Section 2.06, the Fee Letter and Section 12.04.

                           (b) Representations and Warranties; No Event of
                               -------------------------------------------
Default. The following statements shall be true and correct: (i) the
-------
representations and warranties contained in ARTICLE VI and in each other Loan Document, certificate or other writing delivered to any Agent, any Lender or the L/C Issuer pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

                           (c) Legality. The making of the initial Loans or
                               --------
the issuance of any Letter of Credit Accommodations shall not contravene any law, rule or regulation applicable to any Agent, any Lender or the L/C Issuer.

                           (d) Delivery of Documents. The Collateral Agent
                               ---------------------
shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Effective Date:

                                    (i) a Security Agreement, duly executed
by each Loan Party (which shall include a grant of a Lien on all of the Parent's equity interest in Astaris LLC, Flexsys America LP, and on all of the Loan Parties' other joint venture, partnership or limited liability company interests or other similar interests of such Loan Party in Persons that are not its Subsidiaries directly owned by such Loan Party, in each case to the extent such Lien may be granted under Section 9-408 of the Uniform Commercial Code);

                                    (ii) (A) a Pledge Agreement, duly
executed by each Loan Party, together with the original stock certificates representing (x) all of the Capital Stock of such Loan Party's directly owned Domestic Subsidiaries and (y) all of the non-voting Capital Stock and 65% of the voting Capital Stock of such Loan Party's directly owned Foreign Subsidiaries (other than Vianova Resins Canada Inc., Solutia Colombia Ltd., Solutia GOM India Coatings Materials Pty. Ltd. and Solutia China Ltd.), and all intercompany promissory notes evidencing Indebtedness owing to such Loan Parties (other than in the case of the intercompany convertible bond made by Solutia Europe to Solutia Investments LLC and Monchem International, Inc., which shall be limited to 65% of the interest of Solutia Investments LLC and Monchem International, Inc. in such convertible bond), accompanied by undated stock powers executed in

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

blank and other proper instruments of transfer, and (B) Pledge Agreements, duly executed by (I) Monchem International, Inc. in respect of its pledge of all of the non-voting Capital Stock and 65% of the voting Capital Stock of each of Solutia Europe and Solutia Dutch Newco, and (II) Solutia Dutch Newco in respect of its hypothetication of all of the non-voting Capital Stock and 65% of the voting Capital Stock of Solutia UK Holdings, which, in the case of clauses (I) and (II) above complies with the requirements of law of Belgium and England and Wales, respectively, in each case, to the extent that the granting of such Lien pursuant to such Pledge Agreement may be effected without requiring that such Lien be granted to, and shared equally and ratably with, the 2009 Note Trustee, for the benefit of the 2009 Note Holders (other than a junior and subordinate Lien pursuant to the 2009 Note Subordination Agreement), the 1997 Trustee, for the benefit of the holders of the 1997 Debentures and/or with any agent under the Euro Indenture, for the benefit of the holders of the Euro Notes;

                                    (iii) a Mortgage, duly executed by the
applicable Loan Party, with respect to each Facility (which Facilities shall include, among others, the properties located at Martinsville, Virginia, Indian Orchard (Springfield), Massachusetts, Trenton, Michigan and Chocolate Bayou (Alvin), Texas), to the extent that the granting of such Mortgage may be effected without requiring that such Mortgage be granted to, and shared equally and ratably with, the 2009 Note Trustee, for the benefit of the 2009 Note Holders (other than a junior and subordinate Lien pursuant to the 2009 Note Subordination Agreement), the 1997 Trustee, for the benefit of the holders of the 1997 Debentures and/or with any agent under the Euro Indenture, for the benefit of the holders of the Euro Notes;

                                    (iv) evidence of the recording of each
Mortgage in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Collateral Agent and the Lenders thereunder;

                                    (v) a Title Insurance Policy with
respect to each Principal Property constituting a Facility, dated as of the Effective Date;

                                    (vi) a survey of each Facility that is a
Principal Property subject to a Mortgage, in form and substance satisfactory to the Collateral Agent;

                                    (vii) appropriate financing statements
on Form UCC-1 (or similar Financing Statements or filings in any foreign jurisdiction) duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Agreement, each Pledge Agreement and each Mortgage;

                                    (viii) certified copies of request for
copies of information, listing all effective financing statements which name as debtor any Loan Party and which are filed in the offices referred to in paragraph (vii) above, together with copies of such financing statements (or similar filings in any foreign jurisdiction), none of which, except as otherwise agreed in writing by the Collateral Agent, shall cover any of the Collateral (other than Liens in favor of the 2009 Note Trustee for the benefit of the 2009 Note Holders) and the results of searches for any

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

tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent, shall not show any such Liens;

                                    (ix) a copy of the resolutions of each
Loan Party, certified as of the Effective Date by a Secretary or an Assistant Secretary thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

                                    (x) a certificate of a Secretary or an
Assistant Secretary of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

                                    (xi) a certificate of the appropriate
official(s) of the state or other applicable jurisdiction of organization and each state of foreign qualification of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states or other applicable jurisdiction and certified as of a recent date not more than 30 days prior to the Effective Date, together, if requested by the Collateral Agent, with confirmation by telephone or telecopy (where available) on the Effective Date from such official(s) as to such matters; provided, that, tax payment certifications shall be limited to
              --------
each Loan Party's state of organization and any state or other jurisdiction where any Loan Party owns any Principal Properties or has any other material properties or assets or conducts any material business or operations;

                                    (xii) a true and complete copy of the
charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party and Solutia Europe, Solutia UK Holdings and Solutia Dutch Newco certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the state or other applicable jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Person as is set forth herein and the organizational number of such Person, if an organizational number is issued in such jurisdiction;

                                    (xiii) a copy of the charter and
by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by a Secretary or an Assistant Secretary of such Loan Party;

                                    (xiv) (A) an opinion of Gibson, Dunn &
Crutcher LLP, counsel to the Loan Parties, substantially in the form of Exhibit F, (B) an opinion of local counsel to the applicable Loan Parties, in the local jurisdictions where the Facilities are located and (C) an opinion of Belgium, Dutch and English counsel to the applicable Loan Parties in respect of the Pledge Agreements to be executed and delivered pursuant to
Section 5.01(d)(ii)(B), in each case as to such other matters as the Collateral Agent may reasonably request;

                                    (xv) a certificate of an Authorized
Officer of each Loan Party, certifying as to the matters set forth in subsection (b) of this Section 5.01;

                                    (xvi) a copy of the Financial Statements
and the financial projections described in Section 6.01(g)(ii) hereof, certified as of the Effective Date as true and correct by an Authorized Officer of the Parent, which certification, in the case of the financial projections, shall certify that such projections have been prepared on a reasonable basis and in good faith and are based on assumptions believed by the Borrowers to be reasonable at the time made and from the best information then available to the Borrowers;

                                    (xvii) a certificate of the chief
financial officer of the Parent certifying (A) that the incurrence of the Indebtedness evidenced by this Agreement and the granting of the Liens in favor of the Collateral Agent to secure such Indebtedness shall not require the grant of an equal and ratable Lien in favor of the 2009 Note Trustee for the benefit of the 2009 Note Holders, the 1997 Trustee for the benefit of the holders of the 1997 Debentures and/or with any agent under the Euro Indenture for the benefit of the holders of the Euro Notes and (B) as to, and setting forth, the calculation of "Consolidated Net Tangible Assets" under each of the 2009 Note Indenture, the 1997 Indenture and the Euro Indenture, and indicating the aggregate amount of Indebtedness that may be secured by a Lien on the property of the Parent and its Subsidiaries without requiring that such Lien be shared equally and ratably with the security issued in connection with the 2009 Note Indenture, the 1997 Indenture and the Euro Indenture (the "Senior Lien Limit"), which amount on the Effective
                         -----------------
Date shall not be less than $269,100,000;

                                    (xviii) evidence of the insurance
coverage required by Section 7.01(h) and the terms of each Security Agreement and each Mortgage, in each case, where requested by the Collateral Agent, with such endorsements as to the named insureds or loss payees thereunder as the Collateral Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Collateral Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Collateral Agent may request;

                                    (xix) a certificate of a Secretary or an
Assistant Secretary of the Administrative Borrower, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowing and all other notices under this Agreement and the other Loan Documents;

                                    (xx) a Landlord Waiver, in form and
substance satisfactory to the Collateral Agent and the Administrative Agent and which may be included as a provision contained in the relevant Lease, executed by each landlord with respect to each of the Leases set forth on
Schedule 6.01(o) as may be required by the Collateral Agent and the Administrative Agent;

                                    (xxi) a Bailee Letter, in form and
substance satisfactory to the Collateral Agent and the Administrative Agent, executed by each Person who possesses

Inventory of any Loan Party as may be required by the Collateral Agent and the Administrative Agent;

                                    (xxii) copies of the Settlement
Agreement, 2009 Note Indenture, 2009 Note Security Documents, 1997 Indenture and the Euro Indenture, Astaris Credit Agreement, Astaris Guaranty and the other Material Contracts as in effect on the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Administrative Borrower, together with a certificate of an Authorized Officer of the Administrative Borrower stating that such agreements remain in full force and effect, except as provided to the Agents, have not been otherwise amended or modified, and that none of the Loan Parties is in breach or default in any of its obligations under such agreements in any material respects;

                                    (xxiii) a termination and release
agreement with respect to the Existing Credit Facility and all related documents, duly executed by the Parent, the Existing Agent and the Existing Non-Sharing Secured Party Collateral Agent, on behalf of itself and the Existing Non-Sharing Secured Parties, in each case, together with a satisfaction of mortgage filed by the Existing Non-Sharing Secured Party Collateral Agent, on behalf of the Existing Non-Sharing Secured Parties, on each Facility and UCC-3 termination statements for all UCC-1 financing statements filed by the Existing Non-Sharing Secured Party Collateral Agent, on behalf of the Existing Non-Sharing Secured Parties, and covering any portion of the Collateral;

                                    (xxiv) a written direction, duly
executed by the Existing Non-Sharing Secured Party Collateral Agent, directing the Existing Sharing Secured Party Collateral Trustee to release the Liens in favor of the Existing Sharing Secured Party Collateral Trustee, on behalf of the Existing Sharing Secured Parties, together with a release agreement with respect to the Existing Sharing Security Documents, duly executed by the Parent and the Existing Sharing Secured Party Collateral Trustee terminating and releasing all Liens against any Loan Party in favor of the Existing Sharing Secured Party Collateral Trustee, on behalf of the Existing Sharing Secured Parties, and a satisfaction of mortgage for each mortgage filed by the Existing Sharing Secured Party Collateral Trustee, on behalf of the Existing Sharing Secured Parties, on each Facility and UCC-3 termination statements for all UCC-1 financing statements filed by the Existing Sharing Secured Party Collateral Trustee, on behalf of the Existing Sharing Secured Parties, and covering any portion of the Collateral;

                                    (xxv) the 2009 Note Subordination
Agreement, duly executed by the Agents, the 2009 Note Trustee and the Loan Parties;

                                    (xxvi) the Concentration Account
Agreement, duly executed by the Concentration Account Bank and the Loan
Parties;

                                    (xxvii) such Cash Management Agreements
and depository account, blocked account, lockbox account and similar agreements and other documents, each in form and substance satisfactory to the Collateral Agent and the Administrative Agent, as the Collateral Agent and the Administrative Agent may request with respect to the Loan Parties' cash management system;


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

                                    (xxviii) the Contribution Agreement,
duly executed by each Loan Party;

                                    (xxix) the Intercompany Subordination
Agreement, duly executed by each Loan Party and its Subsidiaries;

                                    (xxx) replacements of each of the 2009
Note Security Documents, in each case in form and substance satisfactory to the Collateral Agent and the Administrative Agent; and

                                    (xxxi) such other agreements,
instruments, approvals, opinions and other documents, each satisfactory to the Collateral Agent in form and substance, as the Collateral Agent may reasonably request.

                           (e) Material Adverse Effect. The Collateral Agent
                               -----------------------
shall have determined, in its sole judgment, that, except as disclosed in the Parent's public filings with the SEC prior to the Effective Date, no event or development shall have occurred since June 30, 2003 which could have a Material Adverse Effect.

                           (f) Approvals. All consents, authorizations and
                               ---------
approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans shall have been obtained and shall be in full force and effect.

                           (g) Proceedings; Receipt of Documents. All
                               ---------------------------------
proceedings in connection with the making of the initial Loans or the issuance of the initial Letter of Credit Accommodations and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Collateral Agent and its counsel, and the Collateral Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Collateral Agent or such counsel may reasonably request.

                           (h) Due Diligence. The Agents shall have
                               -------------
completed their business, legal and collateral due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Administrative Agent and the Collateral Agent, in their sole and absolute discretion. Without limiting the foregoing, the Administrative Agent and the Collateral Agent shall have received a Field Survey and Audit, dated not earlier than 30 days prior to the Effective Date, and such Field Survey and Audit and the results thereof shall be acceptable to the Administrative Agent and the Collateral Agent, in their sole and absolute discretion.

                           (i) Availability. After giving effect to all
                               ------------
Loans to be made on the Effective Date and the Letter of Credit Accommodations to be issued on the Effective Date, (i) the Availability shall not be less than $50,000,000 (calculated without giving effect to any cash of any Loan Party unless such cash has been delivered to the Administrative Agent) and (ii) all liabilities of the Loan Parties shall be in accordance with recent historical standards. The Administrative Borrower shall deliver to the Collateral Agent a certificate of the chief financial officer of the Administrative Borrower certifying as to the matters set forth in clauses (i) and (ii) above and containing the calculation of Availability.

                  Section 5.02 Conditions Precedent to All Loans and Letter
                               --------------------------------------------
of Credit Accommodations. The obligation of any Agent or any Lender to make
------------------------
any Loan or of the Administrative Agent to assist the Borrowers in establishing or opening any Letter of Credit Accommodation on or after the Effective Date is subject to the fulfillment, in a manner satisfactory to the Administrative Agent, of each of the following conditions precedent:

                           (a) Payment of Fees, Etc. The Borrowers shall
                               ---------------------
have paid all fees, costs, expenses and taxes then payable by the Borrowers pursuant to this Agreement and the other Loan Documents, including, without limitation, Section 2.06 and Section 12.04 hereof and the Fee Letter.

                           (b) Representations and Warranties; No Event of
                               -------------------------------------------
Default. The following statements shall be true and correct, and the
-------
submission by the Administrative Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such Loan, and the Borrowers' acceptance of the proceeds of such Loan, and the issuance of each Letter of Credit Accommodation, shall each be deemed to be a representation and warranty by each Loan Party on the date of such Loan or the date of issuance of such Letter of Credit Accommodation that: (i) the representations and warranties contained in ARTICLE VI and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the date of such Loan or such Letter of Credit Accommodation are true and correct on and as of such date as though made on and as of such date, (ii) at the time of and after giving effect to the making of such Loan and the application of the proceeds thereof or at the time of issuance of such Letter of Credit Accommodation, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made, or the issuance of such Letter of Credit Accommodation to be issued, on such date and (iii) the conditions set forth in this Section 5.02 have been satisfied as of the date of such request.

                           (c) Legality. The making of such Loan or the
                               --------
issuance of such Letter of Credit Accommodation shall not contravene any law, rule or regulation applicable to any Agent, any Lender or the L/C Issuer.

                           (d) Notices. The Administrative Agent shall have
                               -------
received a Notice of Borrowing pursuant to Section 2.02 hereof.

                           (e) Delivery of Documents. The Administrative
                               ---------------------
Agent and the Collateral Agent shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to such Agents, as any such Agent may reasonably request.

                           (f) Proceedings; Receipt of Documents. All
                               ---------------------------------
proceedings in connection with the making of such Loan or the issuance of such Letter of Credit Accommodation and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Administrative Agent and the Collateral Agent and their counsel, and the Administrative Agent and the Collateral Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents, in form and substance satisfactory to the Administrative Agent and the Collateral Agent, as such Agents or such counsel may reasonably request.


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

                                 ARTICLE VI

                       REPRESENTATIONS AND WARRANTIES

                  Section 6.01 Representations and Warranties. Each Loan
                               ------------------------------
Party hereby represents and warrants to the Agents, the Lenders and the L/C Issuer as follows:

                           (a) Organization, Good Standing, Etc. Each Loan
                               ---------------------------------
Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province or other applicable jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except to the extent that the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

                           (b) Authorization, Etc. The execution, delivery
                               -------------------
and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (including, without limitation, the 2009 Note Indenture, the 1997 Indenture or the Euro Indenture), (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document and the 2009 Note Indenture) upon or with respect to any of its material properties, and (iv) do not and will not result in any material default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

                           (c) Governmental Approvals. No authorization or
                               ----------------------
approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

                           (d) Enforceability of Loan Documents. This
                               --------------------------------
Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                           (e) Subsidiaries. Schedule 6.01(e) is a complete
                               ------------
and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of the Subsidiaries of the Parent in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, on the Effective Date all such Capital Stock

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

is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens. Except as set forth on Schedule 6.01(e), there are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Parent.
Schedule 6.01(e) identifies, as of the Effective Date, each Significant Subsidiary and each "Restricted Subsidiary" as such term is defined under each of the Euro Indenture, the 1997 Indenture and the 2009 Note Indenture.

                           (f) Litigation; Commercial Tort Claims. Except as
                               ----------------------------------
set forth in Schedule 6.01(f), (i) there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party or its properties before any court or other Governmental Authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby and (ii) as of the Effective Date, none of the Loan Parties holds any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

                           (g) Financial Condition.
                               -------------------

                                    (i) The Financial Statements, copies of
which have been delivered to each Agent and each Lender, fairly present, in all material respects, the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, other than with respect to interim Financial Statements, year end audit adjustments and the absence of footnotes and since June 30, 2003 no event or development has occurred that has had or could have a Material Adverse Effect, except as disclosed in the Parent's public filings with the SEC prior to the Effective Date.

                                    (ii) The Parent has heretofore furnished
to each Agent and each Lender (A) projected monthly balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the period from October 2003 through October 2004, and (B) projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Years ending in 2004 through 2005, which projected financial statements shall be updated from time to time pursuant Section 7.01(a)(vii). Such projections, as so updated, shall be believed by the Parent at the time furnished to be reasonable, shall have been prepared on a reasonable basis and in good faith by the Parent, and shall have been based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent, and the Parent shall not be aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

                           (h) Compliance with Law, Etc. No Loan Party is in
                               -------------------------
violation of its organizational documents, any material law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or any material term of the 2009 Note Indenture, the 1997 Indenture, the Euro Indenture or any other Material Contract binding on or otherwise affecting it or any of its properties, and no Default or Event of Default has occurred and is continuing.

                           (i) ERISA. Except as set forth on Schedule
                               -----
6.01(i), (i) each Employee Plan is in compliance in all material respects with ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agents, is complete and correct in all material respects and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to the Agents, (v) no Employee Plan had an accumulated or waived funding deficiency or permitted decrease which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months, and (vi) no Lien imposed under the Internal Revenue Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Internal Revenue Code or Section 4068 of ERISA. Except as set forth on Schedule 6.01(i), no Loan Party or any of its ERISA Affiliates has incurred any withdrawal liability in excess of $1,000,000 under ERISA with respect to any Multiemployer Plan, or is aware of any facts indicating that it or any of its ERISA Affiliates may in the future incur any such withdrawal liability. No Loan Party or any of its ERISA Affiliates or any fiduciary of any Employee Plan has (A) engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code, (B) failed to pay any required installment or other payment required under Section 412 of the Internal Revenue Code on or before the due date for such required installment or payment, (C) engaged in a transaction within the meaning of Section 4069 of ERISA or (D) incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Except as set forth on Schedule 6.01(i), there are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (x) any Employee Plan or its assets,
(y) any fiduciary with respect to any Employee Plan, or (z) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan. Except as set forth on Schedule 6.01(i) and except as required by Section 4980B of the Internal Revenue Code, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant's termination of employment.

                           (j) Taxes, Etc. All Federal and foreign and all
                               -----------
material state and local tax returns and other material reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting

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

from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

                           (k) Regulations T, U and X. No Loan Party is or
                               ----------------------
will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                           (l) Nature of Business. No Loan Party is engaged
                               ------------------
in any business other than as described in the Parent's Form 10-K filed on March 6, 2003 with the SEC. With respect to the Domestic Subsidiaries that are not a Loan Party, (i) except as otherwise set forth in Schedule 6.01(l), no such Domestic Subsidiary conducts any business or engages in any operations, and (ii) except as otherwise set forth in Schedule 6.0(l), the aggregate book value of their assets and properties is not greater than $1,000,000, the aggregate amount of their liabilities (other than liabilities evidenced by intercompany promissory notes and environmental liabilities set forth on Schedule 6.01(r)) is not greater than $1,000,000 and the aggregate amount of their revenues for the four fiscal quarters ending immediately prior to the Effective Date is zero.

                           (m) Adverse Agreements, Etc. No Loan Party is a
                               ------------------------
party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could reasonably be expected to have, a Material Adverse Effect.

                           (n) Permits, Etc. Each Loan Party has, and is in
                               -------------
compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, which if not obtained, could reasonably be expected to have a Material Adverse Effect. No condition exists or event has occurred which, results in, or with the giving of notice or lapse of time or both, would result in, the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except, to the extent any such condition, event or claim could not reasonably be expected to have a Material Adverse Effect.

                           (o) Properties. (i) Each Loan Party has good and
                               ----------
marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens. All such properties and assets are in good working order and condition, ordinary wear and tear excepted.

                                    (ii) Schedule 6.01(o) sets forth a
complete and accurate list, as of the Effective Date, of the location, by state and street address, of all real property of each Loan Party with (A) a Current Value in excess of $1,000,000 in the case of a fee interest, or (B) requiring the payment of annual rent exceeding in the aggregate $100,000 in the case of leasehold interest. As of the Effective Date, each Loan Party has valid leasehold interests in the Leases described on Schedule 6.01(o) to which it is a party. Schedule 6.01(o) sets forth with

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

respect to each such Lease, the commencement date, termination date, renewal options (if any) and annual base rents. Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. No consent or approval of any landlord or other third party in connection with any such Lease is necessary for any Loan Party to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 6.01(o). To the best knowledge of any Loan Party, no other party to any such Lease is in default of its material obligations thereunder, and no Loan Party (or any other party to any such Lease) has at any time delivered or received any notice of default which remains uncured under any such Lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any such Lease.

                           (p) Full Disclosure. Each Loan Party has
                               ---------------
disclosed to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agents in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, each Loan
--------
Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no contingent liability or fact that could reasonably be expected to have a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto.

                           (q) Operating Lease Obligations. On the Effective
                               ---------------------------
Date, none of the Loan Parties has any Operating Lease Obligations with annual payments in excess of $100,000 other than the Operating Lease Obligations set forth on Schedule 6.01(q).

                           (r) Environmental Matters.
                               ---------------------

                                    (i) except as set forth on Part A of
Schedule 6.01(r), each Loan Party's businesses, Facilities, operations, properties and assets are in material compliance with all Environmental Laws applicable thereto;

                                    (ii) except as set forth on Part A of
Schedule 6.01(r), each Loan Party has obtained and is in compliance with all material Environmental Permits necessary to operate, use or occupy all of such Loan Party's businesses, Facilities, operations, properties and assets;

                                    (iii) except as set forth on Part A of
Schedule 6.01(r), each Loan Party has obtained and is in compliance with all material Environmental Permits necessary to operate, use or occupy all of such Loan Party's businesses, Facilities, operations, properties and assets;

                                    (iv) except as set forth on Part A of
Schedule 6.01(r), each Loan Party is in material compliance with all applicable writs, orders, consent decrees, judgments, and


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

injunctions by any Governmental Authority, and all decrees, informational requests or demands issued pursuant to any Environmental Laws, and any Loan Party's failure to comply has not resulted in any Governmental Authority seeking to enforce the terms and conditions of said writ, order, consent decrees, judgments and injunctions;

                                    (v) there are no Environmental Liens
associated or, to the best knowledge of each Loan Party, threatened to be associated with any Loan Parties' businesses, Facilities, operations, properties and assets;

                                    (vi) all representations, including,
without limitation, applications, warranty statements and accompanying materials provided in support of such representations, provided by any Loan Party to obtain insurance, are truthful and complete in all respects, and the Loan Parties have done nothing to prejudice their rights to obtain the benefits of their insurance by failing to comply with any of the provisions, conditions or requirements of their policies of insurance;

                                    (vii) except as set forth on Part B of
Schedule 6.01(r), there has been no Release at any of the properties currently or previously owned or operated by any Loan Party or a corporate predecessor that may result in any Environmental Liabilities and Costs in excess of $100,000 related to any individual property;

                                    (viii) except as set forth on Part B of
Schedule 6.01(r), there have been no Releases at any disposal or treatment facility which received Hazardous Materials Handled by any Loan Party or any corporate predecessor that resulted in any Environmental Liabilities and Costs in excess of $100,000 at any individual facility;

                                    (ix) except as set forth on Schedule
6.01(f) and Part B of Schedule 6.01(r), no Environmental Action has been asserted against any Loan Party or any corporate predecessor nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any corporate predecessor that may result in Environmental Liabilities and Costs in excess of $100,000;

                                    (x) except as set forth on Schedule
6.01(f) and Part B of Schedule 6.01(r), no Environmental Action has been asserted against any facilities that may have received Hazardous Materials Handled by any Loan Party or any corporate predecessor that resulted in Environmental Liabilities and Costs in excess of $100,000;

                                    (xi) except as set forth on Part B of
Schedule 6.01(r), no property now or formerly owned or operated by a Loan Party has been used as a treatment, storage or disposal site by a Loan Party for any Hazardous Material that may result in Environmental Liabilities and Costs in excess of $100,000;

                                    (xii) no Loan Party has failed to report
to the proper Governmental Authority any Release which is required to be so reported by any Environmental Laws;

                                    (xiii) except as set forth on Part A of
Schedule 6.01(r), no Loan Party has received any written notification pursuant to any Environmental Laws that (A) any


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

work, repairs, construction or Capital Expenditures are required to be made in respect as a condition of continued compliance with any Environmental Law or Environmental Permit or (B) any Environmental Permit referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated;

                                    (xiv) except as set forth on Part A of
Schedule 6.01(r), no Governmental Authority has asserted any monetary obligations, losses, liabilities, damages or costs and expenses incurred as a result of any Remedial Action performed or to be performed at any of the Facilities currently operated by the Loan Parties, that have not been reimbursed or otherwise paid;

                                    (xv) the Environmental Liabilities and
Costs set forth on Part B of Schedule 6.01(r) have been calculated in accordance with Generally Accepted Accounting Principles;

                                    (xvi) based upon the best information
available to the Loan Parties on the Effective Date, the Loan Parties have a good faith belief that they will not exceed by ten percent (10%) any of the annual or aggregate Environmental Liabilities and Costs for each of the "Operating Facilities" set forth on Part B of Schedule 6.01(r); and

                                    (xvii) based upon the best information
available to the Loan Parties on the Effective Date, the Loan Parties have a good faith belief that they will not exceed by ten percent (10%) any of the annual or aggregate Environmental Liabilities and Costs for all of "Non-Operating Facilities and Superfund Sites" as set forth on Part B of
Schedule 6.01(r).

                           (s) Insurance. Each Loan Party keeps its property
                               ---------
adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary for companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Collateral Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 6.01(s) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

                           (t) Use of Proceeds. The proceeds of the Loans
                               ---------------
shall be used to (i) refinance existing indebtedness of the Borrowers in the principal amount of up to $116,000,000, (ii) pay fees and expenses in connection with the transactions contemplated hereby, and (iii) fund working capital of the Borrowers. The Letter of Credit Accommodations will be used to support the Loan Parties' obligations under the Astaris Guaranty and for other general corporate and working capital purposes.

                           (u) Location of Bank Accounts. Schedule 6.01(u)
                               -------------------------
sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by



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

each Loan Party, together with a description thereof (i.e., the bank or
                                                      ----
broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

                           (v) Intellectual Property. Except as set forth on
                               ---------------------
Schedule 6.01(v), each Loan Party owns or licenses or otherwise has the right to use all licenses, service marks, tradenames, patents, patent applications, trademarks, trademark applications, copyrights, copyright applications and other intellectual property rights that are necessary for the operation of its business, without infringement or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on
Schedule 6.01(v) is a complete and accurate list as of the Effective Date of all such licenses (other than such licenses having a value of less than $1,000,000 or involving aggregate consideration payable by or to any Loan Party which is less than $1,000,000), tradenames, patents, patent applications, registered trademarks and service marks, trademark and service mark applications, registered copyrights, copyright applications, internet domain names and other intellectual property rights of each Loan Party, in each case, to the extent such intellectual property rights or other rights are necessary for the operation of its business. No slogan or other advertising device, product, process, method, substance, part or other material now employed by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                           (w) Material Contracts. Set forth on Schedule
                               ------------------
6.01(w) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party, showing the parties and subject matter thereof and amendments and modifications thereto. As of the Effective Date, each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of any Loan Party or, to the best knowledge of any Loan Party, any other party thereto.

                           (x) Holding Company and Investment Company Acts.
                               -------------------------------------------
None of the Loan Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                           (y) Employee and Labor Matters. Except as set
                               --------------------------
forth on Schedule 6.01(y), there is (i) no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party before any Governmental Authority and no grievance that would be material to the business of any Loan Party or arbitration proceeding pending or, to the best knowledge of any Loan Party, threatened against any Loan Party which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or, to the best knowledge of any Loan Party, threatened against any Loan Party (that would be material to the business of any Loan Party) or
(iii) to the best knowledge of any Loan Party, no union representation question existing with respect to the employees of any


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

Loan Party and no union organizing activity taking place with respect to any of the employees of any Loan Party. Except as set forth on Schedule 6.01(y), no Loan Party or any of its ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state or foreign law, which remains unpaid or
  ----
unsatisfied. Except as set forth on Schedule 6.01(y), the hours worked and payments made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements other than violations of immaterial obligations of any Loan Party resulting in immaterial liabilities incurred by any Loan Party. All material payments due from any Loan Party on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party.

                           (z) Customers and Suppliers. There exists no
                               -----------------------
actual or threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of such Loan Party, or (ii) any Loan Party, on the one hand, and any material supplier thereof, on the other hand, which, in any such case, could reasonably be expected to have a Material Adverse Effect; and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change.

                           (aa) Name; Jurisdiction of Organization;
                                -----------------------------------
Organizational ID Number; Chief Place of Business; Chief Executive Office;
--------------------------------------------------------------------------
FEIN. Schedule 6.01(aa) sets forth a complete and accurate list as of the
----
date hereof of (i) the exact legal name of each Loan Party, (ii) the jurisdiction of organization of each Loan Party, (iii) the organizational identification number of each Loan Party (or indicates that such Loan Party has no organizational identification number), (iv) each place of business of each Loan Party, (v) the chief executive office of each Loan Party and (vi) the federal employer identification number of each Loan Party.

                           (bb) Locations of Collateral. There is no
                                -----------------------
location at which any Loan Party has any Collateral (except for Inventory in transit) with an aggregate Book Value in excess of $500,000 other than (i) those locations listed on Schedule 6.01(bb) and (ii) any other locations approved in writing by the Collateral Agent (and, with respect to Inventory, the Administrative Agent) from time to time. Schedule 6.01(bb) hereto contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each warehouse at which Collateral of each Loan Party is stored. None of the receipts received by any Loan Party from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns.

                           (cc) Security Interests. (i) Each Security
                                ------------------
Agreement creates in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby. Upon the filing of the UCC-1 financing statements described in Section 5.01(d)(vii) and the recording of the Collateral Assignments for Security referred to in each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, such security interests in and Liens on the Collateral granted thereby shall be perfected, first priority security interests to the extent a security interest may be perfected by filing UCC-1 financing statements or collateral assignments for


                                   - 74 -

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

security (subject in priority to Permitted Liens), and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than
(A) the filing of continuation statements in accordance with applicable law,
(B) the recording of the Collateral Assignments for Security pursuant to each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, with respect to after-acquired U.S. patent and trademark applications and registrations and U.S. copyrights and (C) the recordation of appropriate evidence of the security interest in the appropriate foreign registry with respect to all foreign intellectual property.

                           (dd) 2009 Note Indenture. All Obligations,
                                -------------------
including, without limitation, those to pay principal of and interest on the Revolving Loans and the Letter of Credit Obligations and fees and expenses in connection therewith, constitute Indebtedness (as defined in the 2009
Note Indenture) which the Parent and its Subsidiaries are permitted to incur pursuant to clauses (i) and (xvi) of the second paragraph of Sections 4.09 of the 2009 Note Indenture (or are not otherwise prohibited by the 2009 Note Indenture), and this Agreement and the other Loan Documents constitute the Credit Facility (as defined in the 2009 Note Indenture). Other than the Indebtedness incurred by the Parent and its Subsidiaries under the Existing Credit Facility, which is being refinanced with the initial proceeds of the Revolving Loans, the Parent and its Subsidiaries have incurred no other Indebtedness under clauses (i) and (xvi) of the second paragraph of Section
4.09 of the 2009 Note Indenture.

                           (ee) Schedules. All of the information which is
                                ---------
required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

                                ARTICLE VII

                        COVENANTS OF THE LOAN PARTIES

                  Section 7.01 Affirmative Covenants. So long as any
                               ---------------------
principal of or interest on any Loan, Letter of Credit Obligation or any other Obligation (whether or not due), other than indemnification obligations for which no claim has been asserted, shall remain unpaid or any Lender shall have any Revolving Credit Commitment hereunder, each Loan Party will, unless the Required Lenders shall otherwise consent in writing:

                           (a) Reporting Requirements. Furnish to each Agent
                               ----------------------
and each Lender:

                                    (i) upon the earlier of (A) the public
filing with the SEC of the Parent's SEC Form 10-Q and (B) 45 days after the end of each fiscal quarter of the Parent and its Subsidiaries, commencing with the first fiscal quarter of the Parent and its Subsidiaries ending after the Effective Date, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Parent and its Subsidiaries and of the Designated A Business Segment and the Designated B Business Segment, each as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by


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

an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries and of the Designated A Business Segment and the Designated B Business Segment, each as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries and of the Designated A Business Segment and the Designated B Business Segment for such quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Parent and its Subsidiaries furnished to the Agents and the Lenders, subject to normal year-end audit adjustments and the absence of footnotes;

                                    (ii) upon the earlier of (A) the public
filing with the SEC of the Parent's SEC Form 10-K and (B) 90 days after the end of each Fiscal Year of the Parent and its Subsidiaries, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Parent and its Subsidiaries and of the Designated A Business Segment and the Designated B Business Segment, each as at the end of such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and in the case of the Parent and its Subsidiaries, accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Parent and satisfactory to the Administrative Agent and the Collateral Agent (which opinion shall be without (A) a "going concern" or like qualification or exception, (B) any qualification or exception as to the scope of such audit, or (C) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03), together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

                                    (iii) as soon as available, and in any
event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, internally prepared consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries and of the Designated A Business Segment and the Designated B Business Segment, each as at the end of such fiscal month and the results of operations, retained earnings and cash flows of the Parent and its Subsidiaries and of the Designated A Business Segment and the Designated B Business Segment, each for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders, subject to normal quarterly or year-end adjustments, including audit adjustments (which include restructuring actions, pension and other post-employment benefit true-ups, asset impairment or manufacturing facility shut-down charges, environmental remediation reserve true-ups, incentive compensation


                                   - 76 -

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

accruals, significant litigation activity and gains and losses on significant asset dispositions and divestitures) and the absence of footnotes;

                                    (iv) simultaneously with the delivery of
the financial statements of the Parent and its Subsidiaries required by (A) clauses (i), (ii) and (iii) of this Section 7.01(a), a certificate of an Authorized Officer of the Parent (I) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto, and (II) attaching a schedule showing the calculations specified in Section 7.03; and (B) clauses (i) and (ii) of this Section 7.01(a), a certificate of the Chief Financial Officer or Treasurer of the Parent certifying as to, and setting forth, the calculation of "Consolidated Net Tangible Assets" under each of the 2009 Note Indenture, the 1997 Indenture and the Euro Indenture indicating the aggregate amount of the Indebtedness that may be secured by property of the Parent and its Subsidiaries without requiring that such security be shared equally and ratably with the security issued under the 2009 Note Indenture, the 1997 Indenture and the Euro Indenture;

                                    (v) as soon as available and in any
event within 10 days after the end of each fiscal month of the Parent and its Subsidiaries commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date, (A) reports as required by
Section 8.03(a)(ii), in form and detail satisfactory to the Agents and certified by an Authorized Officer of the Administrative Borrower as being accurate and complete, (B) a discussion of any reduction of the federal net operating losses of the Parent and its Subsidiaries, as a result of any dividends or other distributions from the Foreign Subsidiaries to the Loan Parties or any Domestic Subsidiaries during such month, and (C) a report on any United States taxes (including, without limitation, real estate or excise taxes) due and payable during such period and evidence of payment of any such taxes;

                                    (vi) as soon as available and in any
event within 3 Business Days after the end of each week commencing with the first week ending after the Effective Date, a Borrowing Base Certificate, current as of the close of business on the Friday of the immediately preceding week, supported by schedules showing the derivation thereof and containing such detail and other information as any Agent may request from time to time, provided that (A) the Borrowing Base set forth in the
              --------
Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Agents but not including the date on which a subsequent Borrowing Base Certificate is received by the Agents, unless the Administrative Agent disputes the eligibility of any property included in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to the Administrative Borrower and (B) in the event of any dispute about the eligibility of any property included in the calculation of the Borrowing Base or the valuation thereof, the Administrative Agent's good faith judgment shall control;


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                                    (vii) as soon as available and in any
event not later than 45 days prior to the end of each Fiscal Year, financial projections, supplementing and superseding the financial projections referred to in Section 6.01(g)(ii), prepared on a monthly basis and otherwise in form and substance satisfactory to the Agents, for the immediately succeeding Fiscal Year for the Parent and its Subsidiaries and for the Designated A Business Segment and the Designated B Business Segment, such financial projections to be reasonable, to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent;

                                    (viii) promptly after submission to any
Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party (unless, in the written opinion of counsel of such Loan Party, such disclosure would be unlawful) other than routine or non-material inquiries by such Governmental Authority;

                                    (ix) as soon as possible, and in any
event within 3 Business Days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of the Administrative Borrower setting forth the details of such Event of Default or Default or such other event or development and the action which the affected Loan Party proposes to take with respect thereto;

                                    (x) (A) as soon as possible and in any
event within 15 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that (1) any Reportable Event with respect to any Employee Plan has occurred, (2) any other Termination Event with respect to any Employee Plan has occurred, or (3) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of an Authorized Officer of the Administrative Borrower setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within three days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by any Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Internal Revenue Code has not been made when due with respect to an Employee Plan,
(E) promptly and in any event within 3 days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof


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

sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

                                    (xi) promptly after the commencement
thereof but in any event not later than 5 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                                    (xii) as soon as possible and in any
event within 5 Business Days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with any Material Contract;

                                    (xiii) as soon as possible and in any
event within 5 Business Days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with any Designated Disposition or the sale or other Disposition of the Capital Stock of, or all or substantially all of the assets of, any Loan Party;

                                    (xiv) promptly, and in any event within
5 Business Days after the sending or filing thereof, copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness (including, without limitation, any 2009 Note Holder, any holder of the 1997 Debentures or the Euro Notes and any agent or trustee in connection therewith) or its securities or files with the SEC or any national (domestic or foreign) securities exchange, except filings on SEC Form S-8;

                                    (xv) promptly, and in any event within 5
Business Days upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof;

                                    (xvi) not less than 10 Business Days
prior to the occurrence of an "Asset Sale Offer Trigger Date" (as such term is defined in the 2009 Note Indenture), written notice to the Collateral Agent describing the events requiring the making of an "Asset Sale Offer" (as such term is defined in the 2009 Note Indenture), setting forth the Asset Sale Offer Trigger Date and the amount of "Excess Proceeds" (as such term is defined the 2009 Note Indenture) subject to such "Asset Sale Offer";

                                    (xvii) not later than Friday of every
other calendar week, an updated 13 week cash flow projection, supplementing and superseding the most recent cash flow projections delivered hereunder, with a comparison of budget to actual and an explanation of any changes thereto, together with appropriate supporting details and a statement of underlying assumptions, such projections to be prepared on a reasonable basis and in good faith and to be based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent; and

                                    (xviii) promptly upon request, such
other information concerning the condition or operations, financial or otherwise, of any Loan Party as any Agent may from time to time may reasonably request.

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

                           (b) Additional Guaranties and Collateral
                               ------------------------------------
Security. Cause:
--------

                                    (i) each Domestic Subsidiary of any Loan
Party not in existence on the Effective Date, to execute and deliver to the Collateral Agent promptly and in any event within 10 Business Days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, (C) if such Domestic Subsidiary has any Subsidiaries, a Pledge Agreement together with (x) certificates evidencing all of the Capital Stock of any Person directly owned by such Subsidiary (other than a Foreign Subsidiary) and, in the case of a directly owned Foreign Subsidiary, all of the non-voting Capital Stock and 65% of the voting Capital Stock of such Foreign Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares,
(D) one or more Mortgages creating on the real property of such Subsidiary a perfected, first priority Lien (except as to priority solely in respect of any Permitted Lien) on such real property, a Title Insurance Policy covering such real property, a current ALTA survey thereof and a surveyor's certificate, each in form and substance satisfactory to the Collateral Agent, together with such other agreements, instruments and documents as the Collateral Agent may require whether comparable to the documents required under Section 7.01(n) or otherwise, and (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement, or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations, in each case, only to the extent that taking any such action may be effected without requiring that a Lien be granted to, and shared equally and ratably with, the 2009 Note Trustee, for the benefit of the 2009 Note Holders (other than a junior and subordinate Lien pursuant to the 2009 Note Subordination Agreement), the 1997 Trustee, for the benefit of the holders of the 1997 Debentures and/or any agent under the Euro Indenture, for the benefit of the holders of the Euro Notes; and

                                    (ii) each owner of the Capital Stock of
any such Subsidiary to execute and deliver promptly and in any event within 10 Business Days after the formation or acquisition of such Subsidiary a Pledge Agreement, together with (A) certificates evidencing, (x) in the case such Subsidiary is a directly owned Domestic Subsidiary, all of the Capital Stock of such Subsidiary, (y) in the case such Subsidiary is a directly owned Foreign Subsidiary, all of the non-voting Capital Stock and 65% of the voting Capital Stock of such Subsidiary, (B) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed, (C) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (D) such other agreements, instruments, approvals, legal opinions or other documents requested by the Collateral Agent, in each case, only to the extent that taking any such action may be effected without requiring that a Lien be granted to, and shared equally and ratably with, the 2009 Note Trustee, for the benefit of the 2009 Note Holders (other than a junior and subordinate Lien pursuant to the 2009 Note Subordination Agreement), the 1997 Trustee for the benefit of the holders of the 1997

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

Debentures and/or any agent under the Euro Indenture, for the benefit of the holders of the Euro Notes.

                           (c) Compliance with Laws, Etc. Comply, and cause
                               --------------------------
each of its Subsidiaries to comply, in all material respects with all applicable material laws, rules, regulations and orders (including, without limitation, all Environmental Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, other than, in the case of clauses (i) and (ii) above, taxes, assessments and governmental charges and levies and other claims the aggregate amount of which does not at any time exceed $1,000,000.

                           (d) Preservation of Existence, Etc. Maintain and
                               -------------------------------
preserve, and cause each of its Significant Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its material business makes such qualification necessary.

                           (e) Keeping of Records and Books of Account.
                               ---------------------------------------
Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

                           (f) Inspection Rights. Permit, and cause each of
                               -----------------
its Subsidiaries to permit, the agents and representatives of any Agent at any time and from time to time during normal business hours, at the expense of the Borrowers, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals, Phase I Environmental Site Assessments (and, after the occurrence and during the continuance of an Event of Default, if requested by the Collateral Agent based upon the results of any such Phase I Environmental Site Assessment, a Phase II Environmental Site Assessment) or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of any Agent in accordance with this
Section 7.01(f).

                           (g) Maintenance of Properties, Etc. Maintain and
                               -------------------------------
preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or used in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

                           (h) Maintenance of Insurance. Maintain, and cause
                               ------------------------
each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Collateral Agent, and shall not be less than the amount, adequacy and scope than the insurance maintained by the Parent and its Subsidiaries on the Effective Date. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Agents and the Lenders, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause. All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Collateral Agent and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days' prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrowers' expense and without any responsibility on the Collateral Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

                           (i) Obtaining of Permits, Etc. Obtain, maintain
                               --------------------------
and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary in the proper conduct of its business.

                           (j) Environmental. (i) Keep any property either
                               -------------
owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause each of its Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Collateral Agent any documentation of such compliance which the Collateral Agent may reasonably request; (iii) provide the Agents written notice within ten (10) days of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by it or any of its Subsidiaries and take any Remedial Actions required under Environmental Laws; (iv) promptly, and in any event before any Governmental Authority exercises its statutory right to file an Environmental Lien, pay or reimburse any monetary obligations, losses, liabilities, damages or costs and expenses incurred by any Governmental Authority as a result of any Remedial Action performed at the Facilities operated by any Loan Party; (v) provide the Collateral Agent prompt written notice if the Loan Parties will exceed by ten percent (10%) any of the annual or aggregate Environmental Liabilities and Costs for each of the "Operating Facilities" set forth on Part B of Schedule 6.01(r); (vi) provide the Collateral Agent prompt written notice if the Loan Parties will exceed by ten percent (10%) any of the annual or aggregate Environmental Liabilities and Costs for all of "Non-Operating Facilities and Superfund Sites" as set forth on Part B of Schedule 6.01(r); (vii) provide the Agents with written notice within ten (10) days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action (other than notices of violation or citations that are provided for in (C)) or notice that an Environmental Action (other than notices of violation or citations that are provided for in (C)) will be filed against any Loan Party or any of its Subsidiaries; (C) notice of a violation, citation or other administrative order which could cause any of the Loan Parties to incur more than $500,000 individually or $3,000,000 in the aggregate; and (D) written or oral notification that a Governmental Authority has incurred over $100,000 in monetary obligations, losses, liabilities, damages or costs and expenses as a result of any Remedial Action performed at any Facility operated by the Loan Parties; (viii) defend, indemnify and hold harmless the Agents and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the Handling, presence, disposal, Release or threatened Release of any Hazardous Materials on, under, in, originating or emanating from any property at any time owned or operated by any Loan Party or any of its Subsidiaries (or its predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the presence, Handling, or Release of such Hazardous Materials, (C) any request for information, investigation, lawsuit brought or threatened, settlement reached or order by a Governmental Authority relating to the presence, Handling, or Release of such Hazardous Materials, (D) any violation of any Environmental Law and/or (E) any Environmental Action filed against any Agent or any Lender; (ix) maintain and preserve all Environmental Permits necessary to operate, use or occupy each of the Loan Parties' material businesses, Facilities, operations, properties and assets; (x) maintain and comply with all financial assurance requirements under RCRA and any similar Environmental Law, as specifically set forth but not limited to 40 C.F.R. 264 and 265, necessary to operate, use or occupy each of the Loan Parties' businesses, Facilities, operations, properties and assets; (xi) comply with all applicable writs, orders, consent decrees, judgments, injunctions, written communications by any Governmental Authority, decrees, informational requests or demands issued pursuant to, or arising under, any Environmental Laws; (xii) provide the Collateral Agent with prompt written notice in the event the Loan Parties is required to spend more than $500,000 individually or $3,000,000 in the aggregate to comply with any Environmental Laws that have been promulgated and enacted by a Governmental Authority throughout the term of this Agreement; and (xiii) file and submit truthful and complete representations, including, without limitation, applications, warranty statements and accompanying materials provided in support of such representations, submitted by the Loan Parties to obtain insurance.

                  Without limiting the generality of the foregoing, whenever the Agents reasonably determine that there is non-compliance, or any condition which requires any action by or on behalf of any Loan Party in order to avoid any material non-compliance, with any Environmental Law which could result in the imposition of substantial fines or penalties or otherwise materially and adversely affect the business, assets or prospects of the Loan Parties on a consolidated basis, the Loan Parties shall, at the Collateral Agent's request and Borrowers' expense: (i) cause an independent environmental engineer acceptable to the Collateral Agent to conduct such assessments, investigations or tests of the site where any Loan Party's non-compliance or alleged non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to the Collateral Agent a report as to such non-compliance setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to the Collateral Agent a supplemental report of such engineer whenever the scope of such non-compliance, or the applicable Loan Party's response thereto or the estimated costs thereof, shall change in any material respect.

                  The Loan Parties acknowledge and agree that neither the Loan Documents or the actions of any Agent or any Lender pursuant thereto shall operate or be deemed (i) to place upon any Agent or any Lender any responsibility for the operation, control, care, service, management, maintenance or repair of property or facilities of the Loan Parties (except in cases where an Agent or Lender has taken possession or control of any property, either through foreclosure or alternative legal means) or (ii) to make any Agent or any Lender the "owner" or "operator" of any property or facilities of the Loan Parties or a "responsible party" within the meaning of applicable Environmental Laws. The indemnification provisions of this
Section 7.01(j) shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

                           (k) Further Assurances. Take such action and
                               ------------------
execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Administrative Agent or the Collateral Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected, first priority Liens any of the Collateral or any other property of any Loan Party and its Domestic Subsidiaries, but, in the case of the Capital Stock of a directly owned Foreign Subsidiary, such Liens shall be limited to all of the non-voting Capital Stock and 65% of the voting Capital Stock of such Foreign Subsidiary, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and
(iv) to better assure, convey, grant, assign, transfer and confirm unto each Agent, each Lender and the L/C Issuer the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes the Administrative Agent and the Collateral Agent to execute any such agreements, instruments or other documents in such Loan Party's name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes the Collateral Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party (including, without limitation, any such financing statements that indicate the Collateral as "all assets" or words of similar import), and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof. Any Loan Party that commences an Insolvency Proceeding under Chapter 11 of the Bankruptcy Code, shall commence such Insolvency Proceeding in the United States Bankruptcy Court for the Southern District of New York.

                           (l) Change in Collateral; Collateral Records. (i)
                               ----------------------------------------
Give the Collateral Agent not less than 10 Business Days' prior written notice of any change in the location of any Collateral


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

with a book value in excess of $1,000,000 (when aggregated with all other Collateral at the same location), and, in the case of the relocation of Equipment for purposes of repairs in the ordinary course of business, prompt (but in any event no more than 5 Business Days') written notice after such relocation of Equipment with a book value in excess of $5,000,000 (when aggregated with all other Collateral at the same location), in each case, other than to locations set forth on Schedule 6.01(bb) and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, (ii) advise the Collateral Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon, and (iii) execute and deliver, and cause each of its Domestic Subsidiaries to execute and deliver, to the Administrative Agent or the Collateral Agent for the benefit of the Agents and the Lenders from time to time, solely for convenience in maintaining a record of Collateral, such written statements and schedules as the Administrative Agent or the Collateral Agent may reasonably require, designating, identifying or describing the Collateral.

                           (m) Landlord Waivers; Collateral Access
                               -----------------------------------
Agreements. (i) At any time any Collateral with a book value in excess of
----------
$500,000 (when aggregated with all other Collateral at the same location) is located on any real property of a Loan Party (whether such real property is now existing or acquired after the Effective Date) which is not owned by a Loan Party, use commercially reasonable efforts to obtain a Landlord Waiver; provided, that in the event the Loan Parties are unable to obtain any such
--------
Landlord Waiver the Administrative Agent may, in its reasonable discretion, establish such reserves to the Borrowing Base as it deems necessary with respect to any such Collateral; and

                                    (ii) Use commercially reasonable efforts
to obtain Bailee Letters or similar collateral access agreements, in form and substance satisfactory to the Administrative Agent and the Collateral Agent, providing access to Collateral located on any premises not owned by a Loan Party in order to remove such Collateral from such premises during an Event of Default; provided, that in the event the Loan Parties are unable to
                  --------
obtain any such written access agreements, the Administrative Agent may, in its reasonable discretion, establish such reserves to the Borrowing Base as it deems necessary with respect to any such Collateral; provided, further,
                                                        --------  -------
that the Loan Parties may consign Inventory to a third party, whether or not such third party has entered into a Bailee Letter, with an aggregate Book Value of all such consigned Inventory not at any time exceeding $1,000,000.

                           (n) After Acquired Real Property. Upon the
                               ----------------------------
acquisition by it or any of its Domestic Subsidiaries after the date hereof of any interest (whether fee or leasehold) in any real property (wherever located) (each such interest being an "After Acquired Property") (x) with a
                                       -----------------------
Current Value in excess of $5,000,000 in the case of a fee interest, or (y) requiring the payment of annual rent exceeding in the aggregate $2,500,000 in the case of a leasehold interest, immediately so notify the Collateral Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party's good-faith estimate of the current value of such real property (the "Current Value"). The
                                              -------------
Collateral Agent shall notify such Loan Party whether it intends to require a Mortgage and the other documents referred to below or in the case of leasehold, a leasehold Mortgage or Landlord Waiver (pursuant to Section 7.01(m)). Upon receipt of such notice requesting a Mortgage, the Person which has acquired such After Acquired Property shall immediately furnish to the Collateral Agent the following, each in form and substance satisfactory


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

to the Collateral Agent: (i) a Mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form, (ii) evidence of the recording of the Mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Agents and the Lenders thereunder, (iii) a Title Insurance Policy, (iv) a survey of such real property, certified to the Collateral Agent and to the issuer of the Title Insurance Policy by a licensed professional surveyor reasonably satisfactory to the Collateral Agent, (v) Phase I Environmental Site Assessments with respect to such real property, certified to the Collateral Agent by a company reasonably satisfactory to the Collateral Agent, (vi) in the case of a leasehold interest, a certified copy of the lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest, and the certificate of occupancy with respect thereto, (vii) in the case of a leasehold interest, an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) with respect to such real property and the Collateral Agent, and (viii) such other documents or instruments (including guarantees and opinions of counsel) as the Collateral Agent may reasonably require. The Borrowers shall pay all fees and expenses, including reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with each Loan Party's obligations under this Section 7.01(n).

                           (o) Fiscal Year. Cause the Fiscal Year of the
                               -----------
Parent and its Subsidiaries to end on December 31 of each calendar year unless the Administrative Agent and the Collateral Agent consent to a change in such Fiscal Year (and appropriate related changes to this Agreement).

                           (p) Borrowing Base. Maintain all Revolving A
                               --------------
Loans and Letter of Credit Obligations in compliance with the then current Borrowing Base.

                           (q) Use of Proceeds. Use the proceeds of the
                               ---------------
Loans and the Letters of Credit Accommodations in accordance with Section
6.01(t).

                           (r) Senior Lien Limit. If, following the delivery
                               -----------------
of the most recent certificate required by Section 7.01(a)(iv)(B) (such certificate, the "Most Recent Senior Lien Limit Certificate"), the aggregate
                  -----------------------------------------
amount of Obligations that may be secured by a Lien on the property and assets of the Parent and its Subsidiaries without requiring that such Lien be shared equally and ratably with a Lien which may be granted under the 2009 Note Indenture, the 1997 Indenture and the Euro Indenture, shall exceed by more than $5,000,000 the Senior Lien Limit in effect on the later of the Effective Date and the date on which the certificate required by Section 7.01(a)(iv)(B) for the period immediately prior to the period covered by the Most Recent Senior Lien Limit Certificate shall have been delivered, the Collateral Agent, at its option, may require the applicable Loan Parties to execute and deliver such supplements to the applicable Mortgages, Pledge Agreement or other Loan Documents, and take such other actions as shall be necessary to modify the Senior Lien Limit set forth in such Mortgages, Pledge Agreement or other Loan Documents so that the aggregate amount of Obligations entitled to the benefits of the Liens of the Collateral Agent created therein is equal to the then applicable Senior Lien Limit.

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

                           (s) Post-Closing Deliveries. Cause the following
                               -----------------------
to occur:

                                    (i) within 60 days after the Effective
Date (or such longer period as may be agreed upon by the Collateral Agent in its sole discretion), delivery of an ALTA survey or such other survey, in form and substance acceptable to the Collateral Agent in its sole discretion, exercised reasonably and, in each case, a surveyor's certificate for each of the Principal Properties (other than the Principal Property located at Martinsville, Virginia),

                                    (ii) within 30 days after the Effective
Date (or such longer period as may be agreed upon by the Collateral Agent in its sole discretion), delivery of a Title Insurance Policy with respect to each Facility that is not a Principal Property, in each case, in form and substance satisfactory to the Collateral Agent,

                                    (iii) within the periods set forth in
Schedule 7.01(s), delivery of charters or other publicly filed organizational documents of the Subsidiaries of the Parent set forth on such Schedule and delivery of good standing certificates and tax payment certificates set forth in Schedule 7.01(s),

                                    (iv) within 10 Business Days after the
Effective Date, delivery of projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Year ending in 2006, which shall be in form and substance satisfactory to the Collateral Agent.

                                    (v) within 5 Business Days after the
Effective Date, delivery of a pledge agreement under the laws of The Netherlands made by Solutia Dutch Newco pledging 65% of the interest of Solutia Netherlands Holding B.V. and such other documents as the Collateral Agent may request in its sole discretion, exercised reasonably, each in form and substance satisfactory to the Collateral Agent,

                                    (vi) within 10 Business Days after the
Effective Date, delivery of joinder agreements to the Intercompany Subordination Agreement, joining each of the Subsidiaries of the Parent to which any Loan Party owes indebtedness that is not a party to such agreement on the Effective Date,

                                    (vii) within 30 days after the Effective
Date take all necessary action that is within the control of the Loan Parties to, and otherwise continue to use best efforts to, cause the perfection of the Liens of the Collateral Agent in the intellectual property of the Loan Parties in the foreign jurisdictions where such intellectual property is subject to the Liens of the 2009 Note Holders,

                                    (viii) on or prior to October 20, 2003,
delivery of satisfactory evidence that Citibank, N.A. has been directed solely to transfer funds in the Concentration Account to the Administrative Agent's Account, and

                                    (ix) use best efforts to cause the
delivery of Landlord Waivers and Bailee Letters executed by the landlord or bailee, respectively, to the extent such waivers or letters were not delivered on or prior to the Effective Date.

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

                  Section 7.02 Negative Covenants. So long as any principal
                               ------------------
of or interest on any Loan, Letter of Credit Obligation or any other Obligation (whether or not due), other than indemnification obligations for which no claim has been asserted, shall remain unpaid or any Lender shall have any Revolving Credit Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

                           (a) Liens, Etc. Create, incur, assume or suffer
                               -----------
to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof); sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of Accounts) with recourse to it or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens; provided, that, no Liens (other than a Permitted Lien that is an inchoate
--------
Lien securing obligations for the payment of money not overdue or not otherwise due and payable) shall be permitted on any assets included in the Borrowing Base other than the Liens of the Collateral Agent for the benefit of the Agents and the Lenders and Liens in favor of the 2009 Note Trustee, for benefit of the 2009 Note Holders.

                           (b) Indebtedness. Create, incur, assume,
                               ------------
guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

                           (c) Fundamental Changes; Dispositions. Wind-up,
                               ---------------------------------
liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that:
                         --------  -------

                                    (i) any Loan Party and its Subsidiaries
may (A) sell Inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment or equipment no longer used in the ordinary course of business, (C) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, (D) enter into licensing arrangements entered into in the ordinary course of business, (E) sell or otherwise dispose of its properties or assets to any Loan Party; (F) sell or otherwise dispose of the Capital Stock or all or substantially all of the assets of the Designated Subsidiaries to a third party (the "Designated Subsidiaries
                                               -----------------------
Disposition"); (G) sell or otherwise dispose of their properties and assets
-----------
related to the Designated Business of such Persons to a third party (the "Designated Business Disposition"); (H) in the case of any Domestic
 -------------------------------
Subsidiary that is not a Loan Party, sell or otherwise dispose of its properties or assets; and (I) sell or otherwise dispose of the assets described on Part C of Schedule 7.02(c)(i); provided that the
                                                          --------
Net Cash Proceeds of such Dispositions (x) in the case of clauses (B) and
(C) above, do not exceed $5,000,000 in the aggregate in any 12-month period,
(y) in the case of clause (H) above, do not exceed $50,000 in the aggregate in any 12-month period, and (z) in all cases, are paid to the Administrative Agent for the benefit of the Lenders pursuant to the terms of Section 2.05(c); provided, further, that other than parcels of real property
         --------  -------
constituting an immaterial portion of any Principal Property and set forth on Part C of Schedule 7.02(c)(i), no Loan Party may sell or otherwise dispose of any Principal Property;

                                    (ii) any wholly-owned Domestic
Subsidiary of any Guarantor may be merged into such Guarantor or another wholly-owned Domestic Subsidiary of such Guarantor, or may be consolidated or amalgamated with another wholly-owned Domestic Subsidiary of such Guarantor, so long as (A) no other provision of this Agreement would be violated thereby, (B) such Guarantor gives the Agents at least 60 days' prior written notice of such merger, consolidation or amalgamation, (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Agents' and the Lenders' rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, consolidation or amalgamation, and (E) the surviving Domestic Subsidiary, if any, to the extent such Domestic Subsidiary is a Significant Subsidiary, is joined as a Loan Party hereunder and is a party to a Guaranty and a Security Agreement and the Capital Stock of such Domestic Subsidiary is the subject of a Pledge Agreement, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation;

                                    (iii) any Foreign Subsidiary (other than
Solutia Europe and Solutia Dutch Newco and it Subsidiaries organized in the United Kingdom) (x) may be merged into any other Foreign Subsidiary, or may be consolidated or amalgamated with another Foreign Subsidiary, so long as
(A) no other provision of this Agreement would be violated thereby, (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and (C) to the extent such Foreign Subsidiary is owned by a Loan Party, all of the non-voting Capital Stock and 65% of the voting Capital Stock of the surviving Foreign Subsidiary is the subject of a Pledge Agreement, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation, or (y) may sell or otherwise dispose of, all or any part of its business, property or assets, whether now owned or hereafter acquired, to any other Foreign Subsidiary so long as (A) no other provision of this Agreement would be violated thereby, and (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction;

                                    (iv) any Subsidiary that is not a
Significant Subsidiary may wind-up its business and operations, liquidate or dissolve so long as (A) no other provision of this Agreement would be violated thereby, and (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction; and

                                    (v) any Subsidiary of Solutia Dutch
Newco organized in the United Kingdom (x) may be merged into any other Foreign Subsidiary of Solutia Dutch Newco organized in the United Kingdom and wholly owned, directly or indirectly, by Solutia Dutch

Newco, or may be consolidated or amalgamated with another Foreign Subsidiary of Solutia Dutch Newco organized in the United Kingdom and wholly owned, directly or indirectly, by Solutia Dutch Newco, so long as (A) no other provision of this Agreement would be violated thereby, (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and (C) to the extent such Foreign Subsidiary is owned by a Loan Party or Solutia Dutch Newco, all of the non-voting Capital Stock and 65% of the voting Capital Stock of the surviving Foreign Subsidiary is the subject of a Pledge Agreement, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation, or (y) may sell or otherwise dispose of, all or any part of its business, property or assets, whether now owned or hereafter acquired, to any other Foreign Subsidiary of Solutia Dutch Newco organized in the United Kingdom and wholly owned, directly or indirectly, by Solutia Dutch Newco so long as (A) no other provision of this Agreement would be violated thereby, and (B) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction.

                           (d) Change in Nature of Business. Make, or permit
                               ----------------------------
any of its Subsidiaries to make, any change in the nature of its business as described in Section 6.01(l).

                           (e) Loans, Advances, Investments, Etc. Make or
                               ----------------------------------
commit or agree to make any loan, advance, guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for:

                                    (i) investments existing on the date
hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof,

                                    (ii) loans and advances by such
Subsidiaries to any Loan Party,

                                    (iii) loans, advances and other
extensions of credit, capital contributions or investments by any Loan Party to its Domestic Subsidiaries that are not Loan Parties, made in the ordinary course of business and not exceeding in the aggregate for all Loan Parties at any one time outstanding $1,000,000,

                                    (iv) Permitted Investments,

                                    (v) Hedging Agreements entered into in
the ordinary course of business and not for speculative purposes,

                                    (vi) loans and advances to employees of
the Loan Parties in the ordinary course of business and not exceeding in the aggregate amount at any one time outstanding $500,000,

                                    (vii) investments received in connection
with an Insolvency Proceeding of any supplier, customer or other Person having an obligation in favor of any Loan Party as a result of a settlement of delinquent obligations of, or other disputes with, such customer, supplier or such other Person arising in the ordinary course of business,

                                    (viii) investments not constituting
loans or advances by any Loan Party in any other Loan Party,

                                    (ix) investments permitted under clause
(h) of the definition of "Permitted Indebtedness",

                                    (x) investments in deposit accounts in
the ordinary course of business,

                                    (xi) security deposits required by
utility companies or other Persons in a similar line of business made in the ordinary course of business,

                                    (xii) loans and advances to the Loan
Parties' employees to purchase shares of the Parent's common stock solely in connection with the employee stock purchase program of the Loan Parties to the extent (A) the aggregate loans and advances made by the Parent and its Subsidiaries for such investments in any Fiscal Year does not, when aggregated with the aggregate amount of investments made pursuant to clause
(xiv) below during any such Fiscal Year, exceed $3,000,000, (B) both immediately before and after the making of any such loans and advances, no Default or Event of Default has occurred or is continuing, and (C) immediately after the making of any such loans and advances Availability exceeds $20,000,000,

                                    (xiii) investments in respect of
payments made pursuant to the Astaris Guaranty in an aggregate amount equal to and made with the proceeds of draws under, the Letter of Credit Accommodation issued on the Effective Date to support the Astaris Guaranty, and

                                    (xiv) investments by Solutia Greater
China, Inc. and Solutia Chemical Co. Ltd. Suzhou into Solutia Therminol Co. Ltd. Suzhou, provided, that (A) the aggregate amount of such investments
             --------
does not, when aggregated with the aggregate amount of loans and advances made pursuant to clause (xii) above during any such Fiscal Year, exceed $3,000,000, (B) both immediately before and after the making of any such investment, no Default or Event of Default has occurred or is continuing, and (C) immediately after the making of any such investment Availability exceeds $20,000,000.

                           (f) Lease Obligations. Create, incur or suffer to
                               -----------------
exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or
(ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by all Loan Parties and their Subsidiaries in any Fiscal Year to exceed the amounts set forth in subsection (g) of this Section 7.02, and (B) Operating Lease Obligations which would not cause the aggregate amount of all

Operating Lease Obligations with respect to leases entered into after the Effective Date owing by all Loan Parties and their Subsidiaries in any Fiscal Year to exceed $5,000,000.

                           (g) Capital Expenditures. Make or commit or agree
                               --------------------
to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all Capital Expenditures made by the Loan Parties and their Subsidiaries to exceed $84,000,000 in Fiscal Year 2003, $72,200,000 in Fiscal Year 2004, and $96,000,000 in Fiscal Year 2005,
provided that, upon receipt of the financial projections required to be
--------
delivered to the Lenders pursuant to Section 7.01(a)(vii) for Fiscal Year
                                     --------------------
2006, Parent, on the one hand, and the Administrative Agent and the Collateral Agent, on the other hand, shall negotiate in good faith to determine the maximum amount of Capital Expenditures for Fiscal Year 2006 and, in the event that Parent, on the one hand, and the Administrative Agent, the Collateral Agent and the Required Lenders, on the other hand, are unable to agree upon such maximum amount, the maximum amount of Capital Expenditures for Fiscal Year 2006 shall not exceed $96,000,000.

                           (h) Restricted Payments. (i) Declare or pay any
                               -------------------
dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (iv) return any Capital Stock to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party; provided, however, (A) dividends or other distribution
                   --------  -------
may be made by any Loan Party to the Parent and by any Subsidiary of a Loan Party to any Loan Party, (B) the Parent may pay dividends in the form of common Capital Stock, (C) Solutia Europe may repurchase the Capital Stock of CPFilms Vertriebs GmBH to the extent (I) the aggregate purchase price of all such purchases does not exceed (euro)150,000, and (II) both before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing, (D) Solutia Management may pay dividends to holders of its Class B Capital Stock in an aggregate amount not to exceed $10,500 per year, and (E) subject to the requirements of Section 2.05(c)(ix), the Parent may repurchase the Class B shares of Capital Stock of Solutia Management for an aggregate consideration not exceeding $1,500,000.

                           (i) Federal Reserve Regulations. Permit any Loan
                               ---------------------------
or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

                           (j) Transactions with Affiliates. Enter into,
                               ----------------------------
renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, (ii) transactions with another Loan Party, and (iii) transactions permitted by
Section 7.02(e).

                           (k) Limitations on Dividends and Other Payment
                               ------------------------------------------
Restrictions Affecting Subsidiaries. Create or otherwise cause, incur,
-----------------------------------
assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided,
                                                              --------
however, that nothing in any of clauses (i) through (iv) of this Section
-------
7.02(k) shall prohibit or restrict compliance with:

                                    (A) this Agreement and the other Loan
Documents;

                                    (B) any agreements in effect on the date
of this Agreement and described on Schedule 7.02(k);

                                    (C) any applicable law, rule or
regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

                                    (D) in the case of clause (iv) any
agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

                                    (E) in the case of clause (iv) any
agreement, instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

                           (l) Limitation on Issuance of Capital Stock.
                               ---------------------------------------
Issue or sell or enter into any agreement or arrangement for the issuance and sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants, other than issuances of common Capital Stock of the Parent or warrants or options to acquire any such common Capital Stock (including such common Capital Stock of the Parent or issuances of warrants for common Capital Stock of the Parent to the Parent's pension plans, issuances of options or other securities solely exercisable or convertible into the Parent's common Capital Stock to the Loan Parties' employees or directors in accordance with the existing benefit plans of the Loan Parties or issuances of warrants for the Parent's common Capital Stock to Pharmacia Corporation pursuant to the Settlement Agreement) to the extent such issuances are not effected pursuant to a transaction prohibited by Section 7.02(m)(iv).

                           (m) Modifications of Indebtedness, Organizational
                               ---------------------------------------------
Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise
--------------------------------------------
change (or permit the amendment, modification or other change in any manner
of) any of the provisions of any of its or its Subsidiaries' Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement, guaranty or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Agents or the Lenders or the issuer of such Indebtedness in any respect, provided that, in the case
                                                --------
of the 2009 Note Indenture, the 2009 Notes, the 1997 Indenture, the 1997 Debentures, the Euro Indenture, the Euro Notes and the Astaris Guaranty, no amendment, modification or change shall be made to any of such documents, except as otherwise permitted under the definition of Permitted Indebtedness, (ii) except for the Obligations and intercompany indebtedness between or among Loan Parties or between or among non-Loan Parties, make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries' Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent any such optional payment, prepayment, redemption, defeasance, sinking fund payment, acquisition, refund, refinancing, replacement or exchange is otherwise expressly permitted by the definition of Permitted Indebtedness), or, make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Indebtedness as a result of any issuance and sale of debt or equity securities or similar event, (iii) except as permitted by Section 7.02(c), amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN or (iv) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iv) that either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                           (n) Investment Company Act of 1940. Engage in any
                               ------------------------------
business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

                           (o) Compromise of Accounts. Compromise or adjust
                               ----------------------
any Account (or extend the time of payment thereof) or grant any discounts, allowances or credits or permit any of its Subsidiaries to do so other than in the ordinary course of its business; provided during the existence of an Event of Default, no such compromises,
--------
adjustments or grants may be given, except as otherwise agreed to by the Administrative Agent, provided, however, in no event shall all such
                      --------  -------
discounts, allowances and credits exceed $1,000,000 and no such extension of the time for payment extend beyond 30 days from the original due date thereof.

                           (p) ERISA. (i) Engage, or permit any ERISA
                               -----
Affiliate to engage, in any transaction described in Section 4069 of ERISA;
(ii) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not previously been obtained from the U.S. Department of Labor; (iii) adopt or permit any ERISA Affiliate to adopt any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or applicable law; (iv) fail to make any contribution or payment in excess of $1,000,000 to any Multiemployer Plan which it or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or (v) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment.

                           (q) Environmental. Permit the Handling or Release
                               -------------
of Hazardous Materials at any property owned or leased by it or any of its Subsidiaries, except in compliance in all material respects with Environmental Laws and so long as such Handling or Release disposal of Hazardous Materials does not result in a Material Adverse Effect.

                           (r) Certain Agreements. Agree to any material
                               ------------------
amendment or other material change to or material waiver of any of its rights under any Material Contract.

                  Section 7.03 Financial Covenants. So long as any principal
                               -------------------
of or interest on any Loan, Letter of Credit Obligation or any other Obligation (whether or not due), other than indemnification obligations for which no claim has been asserted, shall remain unpaid or any Lender shall have any Revolving Credit Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

                           (a) Consolidated EBITDA. Permit Consolidated
                               -------------------
EBITDA of the Parent and its Subsidiaries at the end of each twelve month period ended on a date set forth below to be less than the amount corresponding to such period set forth below:

                  Twelve-Month Period Ended                 Consolidated EBITDA
                  -------------------------                 -------------------

                  October 31, 2003                          $101,700,000

                  November 30, 2003                         $108,100,000

                  December 31, 2003                         $98,700,000

                  January 31, 2004                          $93,600,000

                  February 28, 2004                         $101,700,000

                  March 31, 2004                            $103,600,000

                  April 30, 2004                            $109,500,000

                  May 31, 2004                              $112,000,000

                  June 30, 2004                             $114,300,000

                  July 31, 2004                             $115,000,000

                  August 31, 2004                           $122,800,000

                  September 30, 2004                        $134,000,000

                  October 31, 2004                          $141,700,000

                  November 30, 2004                         $142,200,000

                  December 31, 2004                         $146,200,000

                  January 31, 2005                          $146,700,000

                  February 28, 2005                         $147,900,00

                  March 31, 2005                            $145,500,000

                  April 30, 2005                            $152,400,000

                  May 31, 2005                              $155,000,000

                  June 30, 2005                             $157,600,000

                  July 31, 2005                             $160,900,000

                  August 31, 2005                           $164,400,000

                  September 30, 2005                        $168,000,000

                  October 31, 2005                          $171,600,000

                  November 30, 2005                         $175,400,000

                  December 31, 2005                         $180,600,000
provided that, upon receipt of the financial projections required to be
--------
delivered to the Lenders pursuant to Section 7.01(a)(vii) for Fiscal Year
                                     --------------------
2006, Parent, on the one hand, and the Administrative Agent and the Collateral Agent, on the other hand, shall negotiate in good faith to determine the minimum Consolidated EBITDA for each twelve-month period ending at the end of each month in Fiscal Year 2006 and, in the event that Parent, on the one hand, and the Administrative Agent, the Collateral Agent and the Required Lenders, on the other hand, are unable to agree upon the minimum Consolidated EBITDA for each such period, the minimum Consolidated EBITDA for each twelve-month period ending at the end of each month in Fiscal Year 2006 shall be the same as the minimum Consolidated EBITDA for each corresponding twelve-month period in Fiscal Year 2005.

                           (b) Designated A Business Segment. Permit
                               -----------------------------
Consolidated EBITDA of the Designated A Business Segment at the end of each twelve month period ended on a date set forth in Part A of Schedule 7.03 to be less than the amount corresponding to such period set forth in Part A of
Schedule 7.03.

                           (c) Designated B Business Segment. Permit
                               -----------------------------
Consolidated EBITDA of the Designated B Business Segment at the end of each twelve month period ended on a date set forth in Part B of Schedule 7.03 to be less than the amount corresponding to such period set forth in Part B of
Schedule 7.03.

                           (d) Fixed Charge Coverage Ratio. Permit the Fixed
                               ---------------------------
Charge Coverage Ratio of the Parent and its Subsidiaries at the end of each twelve-month period ended on the date set forth below to be less than the ratio set forth opposite such date:

                  Twelve-Month Period Ended         Fixed Charge Coverage Ratio
                  -------------------------         ---------------------------

                  October 31, 2003                  0.25 to 1.0

                  November 30, 2003                 0.28 to 1.0

                  December 31, 2003                 0.18 to 1.0

                  January 31, 2004                  0.41 to 1.0

                  February 28, 2004                 0.44 to 1.0

                  March 31, 2004                    0.41 to 1.0

                  April 30, 2004                    0.42 to 1.0

                  May 31, 2004                      0.39 to 1.0

                  June 30, 2004                     0.37 to 1.0

                  July 31, 2004                     0.35 to 1.0

                  August 31, 2004                   0.42 to 1.0

                  September 30, 2004                0.50 to 1.0

                  October 31, 2004                  0.56 to 1.0

                  November 30, 2004                 0.57 to 1.0

                  December 31, 2004                 0.60 to 1.0

                  January 31, 2005                  0.59 to 1.0

                  February 28, 2005                 0.58 to 1.0

                  March 31, 2005                    0.54 to 1.0

                  April 30, 2005                    0.58 to 1.0

                  May 31, 2005                      0.58 to 1.0

                  June 30, 2005                     0.58 to 1.0

                  July 31, 2005                     0.58 to 1.0

                  August 31, 2005                   0.58 to 1.0

                  September 30, 2005                0.58 to 1.0

                  October 31, 2005                  0.58 to 1.0

                  November 30, 2005                 0.58 to 1.0

                  December 31, 2005                 0.59 to 1.0

provided that, upon receipt of the financial projections required to be
--------
delivered to the Lenders pursuant to Section 7.01(a)(vii) for Fiscal Year
                                     --------------------
2006, Parent, on the one hand, and the Administrative Agent and the Collateral Agent, on the other hand, shall negotiate in good faith to determine the minimum Fixed Charge Coverage Ratio for each twelve-month period ending at the end of each month in Fiscal Year 2006 and, in the event that Parent, on the one hand, and the Administrative Agent, the Collateral Agent and the Required Lenders, on the other hand, are unable to agree upon the minimum ratio for each such period, the minimum Fixed Charge Coverage Ratio for each twelve-month period ending at the end of each month in Fiscal Year 2006 shall be the same as the ratio for each corresponding twelve-month period in Fiscal Year 2005.

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

                                ARTICLE VIII

                    MANAGEMENT, COLLECTION AND STATUS OF
                        ACCOUNTS AND OTHER COLLATERAL

                  Section 8.01 Collection of Accounts; Management of
                               -------------------------------------
Collateral. The Loan Parties shall (i) establish and maintain cash
----------
management services of a type and on terms satisfactory to the Administrative Agent at one or more of the banks set forth on Schedule 8.01 (each a "Cash Management Bank"), and shall take such reasonable steps to
         --------------------
enforce, collect and receive all amounts owing on the Accounts of the Loan Parties or any of their Domestic Subsidiaries, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all proceeds in respect of any Collateral and all Collections and other amounts received by any Loan Party (including payments made by the Account Debtors directly to any Loan Party) into a Cash Management Account (other than an operating/check disbursement account) or the Concentration Accounts. On the Effective Date, the Loan Parties shall deliver to the Administrative Agent (x) a Cash Management Agreement with respect to each Cash Management Account and (y) a Concentration Account Agreement with respect to each Concentration Account. Each Cash Management Bank shall have irrevocable directions to send all funds on deposit in the applicable Cash Management Accounts (other than operating/check disbursement accounts) by electronic funds transfer (including, but not limited to, ACH transfers) on each Business Day to the applicable Concentration Account at such Cash Management Bank, or, in the case of the accounts at Bank of America, N.A., directly to the Solutia Business Concentration Account, it being understood that the operating/check disbursement accounts of the Loan Parties identified on Schedule 8.01 shall be subject to a Cash Management Agreement, but shall not be subject to such irrevocable directions until the Administrative Agent shall have provided notice to such Cash Management Bank as described in the Cash Management Agreements. Notwithstanding the foregoing, promptly upon the request of Administrative Agent, each Loan Party shall deliver a Cash Management Agreement to the Administrative Agent with respect to any Cash Management Account identified by the Administrative Agent.

                           (b) The Concentration Account Banks shall have
irrevocable directions to send all funds received in the applicable Concentration Account into the Solutia Business Concentration Account by electronic funds transfer (including, but not limited to, ACH transfers); provided, that, in the case of the Concentration Account at Citibank, N.A.,
--------
the Loan Parties shall direct such bank to transfer the funds in its Concentration Accounts at the end of each Business Day to the Solutia Business Concentration Account, and all funds received in the Solutia Business Concentration Account shall be subject to irrevocable directions to be sent by electronic funds transfer (including, but not limited to, ACH transfers) to the Administrative Agent's Account to be credited to the Administrative Agent's Account for application at the end of each Business Day on which such funds are received in the Administrative Agent's Account in accordance with Section 2.05(c)(ii) to reduce the then principal balance of the Revolving Loans, conditional upon final payment to the Administrative Agent. The Administrative Agent shall charge the Loan Account on the last day of each month with 2 Business Days of "clearance" or "float" at the rate applicable to the Revolving A Loans set forth in Section 2.04(a)(i) for all Collections that are received by the Administrative Agent (regardless of whether forwarded by a Cash Management Bank to the Administrative Agent, whether provisionally applied to reduce the Obligations under the Loan

Documents, or otherwise), for the account of the Agents and the Lenders, in accordance with a written agreement among the Agents and the Lenders. This across-the-board 2 Business Days clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of the Lenders' financing of the Borrowers, and shall apply irrespective of the characterization of whether receipts are owned by the Borrowers or the Lenders, and whether or not there are any outstanding Revolving Loans, the effect of such clearance or float charge being the equivalent of charging interest on such funds in the Concentration Account through the completion of a period ending 2 Business Days after the receipt thereof. No checks, drafts or other instruments received by the Administrative Agent shall constitute final payment to the Administrative Agent unless and until such checks, drafts or instruments have actually been collected.

                           (c) So long as no Default or Event of Default has
occurred and is continuing, the Administrative Borrower may amend Schedule
8.01 to add or replace a Cash Management Account Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank
         --------  -------
shall be reasonably satisfactory to the Administrative Agent and the Administrative Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, each Loan Party and such prospective Cash Management Bank shall have executed and delivered to the Administrative Agent a Cash Management Agreement. Each Loan Party shall close any of its Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from the Administrative Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in the Administrative Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from the Administrative Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or the Administrative Agent's liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in the Administrative Agent's reasonable judgment.

                           (d) The Cash Management Accounts shall be cash
collateral accounts, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which the Loan Parties are hereby deemed to have granted a Lien to the Administrative Agent for the benefit of the Agents and the Lenders. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received directly by any Loan Party as proceeds of any Collateral shall be held by such Loan Party in trust for the Agents and the Lenders and upon receipt be deposited by such Loan Party in original form and no later than the next Business Day after receipt thereof into the Concentration Accounts or the Solutia Business Concentration Account, as applicable; provided, however,
                                                       --------  -------
all Net Cash Proceeds or cash received directly by such Loan Party pursuant to an event described in Section 2.05(c)(iii) or Section 2.05(c)(iv) or (v), shall be held by such Loan Party in trust for the Agents and the Lenders and upon receipt be deposited by the Loan Party in original form and no later than the next Business Day after receipt thereof into the Administrative Agent's Account. A Loan Party shall not commingle such collections with such Loan Party's own funds or the funds of any Subsidiary or Affiliate of such Loan Party or with the proceeds of any assets not included in the Collateral.

                           (e) After the occurrence and during the
continuance of an Event of Default, the Collateral Agent may send a notice of assignment and/or notice of the Lenders' security interest to any and all Account Debtors or third parties holding or otherwise concerned with any of the Collateral, and thereafter the Collateral Agent shall have the sole right to collect the Accounts and/or take possession of the Collateral and the books and records relating thereto. The Loan Parties shall not, without prior written consent of the Collateral Agent, grant any extension of time of payment of any Account, compromise or settle any Account for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except, in the absence of a continuing Event of Default, as permitted by Section 7.02(o).

                           (f) Each Loan Party hereby appoints each Agent or
its designee on behalf of such Agent as the Loan Parties' attorney-in-fact with power exercisable during the continuance of an Event of Default to endorse any Loan Party's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Accounts, to sign any Loan Party's name on any invoice or bill of lading relating to any of the Accounts, drafts against Account Debtors with respect to Accounts, assignments and verifications of Accounts and notices to Account Debtors with respect to Accounts, to send verification of Accounts, and to notify the Postal Service authorities to change the address for delivery of mail addressed to any Loan Party to such address as such Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans, Letter of Credit Obligations and other Obligations under the Loan Documents are Paid in Full and all of the Loan Documents are terminated.

                           (g) Nothing herein contained shall be construed
to constitute any Agent as agent of any Loan Party for any purpose whatsoever, and the Agents shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agents shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts or any instrument received in payment thereof or for any damage resulting therefrom (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agents, by anything herein or in any assignment or otherwise, do not assume any of the obligations under any contract or agreement assigned to any Agent and shall not be responsible in any way for the performance by any Loan Party of any of the terms and conditions thereof.

                           (h) If any Account includes a charge for any tax
payable to any Governmental Authority, each Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Loan Parties' account and to charge the Loan Parties therefor. The Borrowers shall notify the Administrative Agent if any

Account includes any taxes due to any such Governmental Authority and, in the absence of such notice, the Administrative Agent shall have the right to retain the full proceeds of such Account and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Account.

                           (i) Notwithstanding any other terms set forth in
the Loan Documents, the rights and remedies of the Agents and the Lenders herein provided, and the obligations of the Loan Parties set forth herein, are cumulative of, may be exercised singly or concurrently with, and are not exclusive of, any other rights, remedies or obligations set forth in any other Loan Document or as provided by law.

                  Section 8.02 Collateral Custodian. Upon the occurrence and
                               --------------------
during the continuance of any Default or Event of Default, the Collateral Agent may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Collateral Agent who shall have full authority to do all acts necessary to protect the Agents' and the Lenders' interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Collateral Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Collateral Agent by reason of the employment of the custodian shall be the responsibility of the Borrowers and charged to the Loan Account.

                  Section 8.03 Collateral Reporting.
                               --------------------

                           (a) The Borrowers shall provide the
Administrative Agent and the Documentation Agent with the following documents in a form satisfactory to the Administrative Agent and the Documentation Agent:

                                    (i) on a regular basis as required by
the Administrative Agent or the Documentation Agent, schedules of sales made, credits issued and cash received;

                                    (ii) as soon as possible after the end
of each fiscal month (but in any event within ten (10) days after the end thereof), on a monthly basis or more frequently as the Administrative Agent or the Documentation Agent may request: (A) perpetual inventory reports, (B) inventory reports by location and category (and including the amounts of Inventory and the value thereof at any leased locations and at premises of warehouses, processors or other third parties), (C) agings of Accounts (together with a reconciliation to the previous month's aging and general ledger), (D) agings of accounts payable (and including information indicating the amounts owing to owners and lessors of leased premises, warehouses, processors and other third parties from time to time in possession of any Collateral) and (E) a report setting forth all issued and outstanding letters of credit;

                                    (iii) upon the Administrative Agent's or
the Documentation Agent's request, (A) copies of customer statements, purchase orders, sales invoices, credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (B) copies of shipping and delivery documents, and (C) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by any Borrower or Guarantor; and

                                    (iv) such other reports as to the
portion of the Collateral comprised of Inventory, Accounts and Receivables as the Administrative Agent or the Documentation Agent shall reasonably request from time to time.

                           (b) If any Loan Party's records or reports of the
Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, such Loan Party hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to the Administrative Agent and the Documentation Agent and to follow the Administrative Agent's or the Documentation Agent's instructions with respect to further services at any time that an Event of Default has occurred and is continuing.

                  Section 8.04 Accounts Covenants.
                               ------------------

                           (a) The Borrowers shall notify the Administrative
Agent and the Documentation Agent promptly of: (i) any material delay in any Loan Party's performance of any of its material obligations to any Account Debtor or the assertion of any material claims, offsets, defenses or counterclaims by any Account Debtor, or any material disputes with Account Debtors, or any settlement, adjustment or compromise thereof, (ii) all material adverse information known to any Borrower or Guarantor relating to the financial condition of any Account Debtor to the extent the aggregate outstanding amount of Accounts of such Account Debtor exceeds $1,000,000 and
(iii) any event or circumstance which, to the best of any Loan Party's knowledge, would cause the Administrative Agent to consider any then existing Accounts as no longer constituting Eligible Accounts. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any Account Debtor without the Administrative Agent's consent, except in the ordinary course of a Loan Party's business in accordance with practices and policies previously disclosed in writing to the Administrative Agent and the Documentation Agent. Subject to Section 7.02(o), as long as no Event of Default has occurred and is continuing, Loan Parties may settle, adjust or compromise any claim, offset, counterclaim or dispute with any Account Debtor. At any time that an Event of Default has occurred and is continuing, the Administrative Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with Account Debtors or grant any credits, discounts or allowances.

                           (b) With respect to each Account: (i) the amounts
shown on any invoice delivered to the Administrative Agent or the Documentation Agent or schedule thereof delivered to the Administrative Agent or the Documentation Agent shall be true and complete, (ii) no payments shall be made thereon except payments immediately delivered to the Administrative Agent pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any Account Debtor except as reported to the Administrative Agent and the Documentation Agent in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of each Loan Party's business in accordance with practices and policies previously disclosed to the Administrative Agent and the Documentation Agent, (iv) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to the Administrative Agent and the Documentation Agent in accordance with the terms of this Agreement, (v) none of the transactions giving rise thereto will violate any applicable foreign, Federal, state or local laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

                           (c) The Administrative Agent shall have the right
at any time or times, in the Administrative Agent's name or in the name of a nominee of the Administrative Agent, to verify the validity, amount or any other matter relating to any Receivables, Inventory or Accounts, by mail, telephone, facsimile transmission or otherwise.

                  Section 8.05 Inventory Covenants. With respect to the
                               -------------------
Inventory: (a) each Loan Party shall at all times maintain inventory records reasonably satisfactory to the Administrative Agent and the Documentation Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, such Loan Party's cost therefor and daily withdrawals therefrom and additions thereto; (b) Loan Parties shall conduct a physical count of the Inventory at any time the Administrative Agent or the Documentation Agent may request on or after an Event of Default, and promptly following such physical inventory shall supply the Administrative Agent and the Documentation Agent with a report in the form and with such specificity as may be satisfactory to the Administrative Agent or the Documentation Agent concerning such physical count; (c) Loan Parties shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of the Administrative Agent and the Collateral Agent, except for sales of Inventory in the ordinary course of its business and except to move Inventory directly from one location set forth or permitted herein to another such location and except for Inventory shipped from the manufacturer thereof to such Loan Party which is in transit to the locations set forth or permitted herein;
(d) upon the Administrative Agent's or the Documentation Agent's request, the Borrowers shall, at their expense, but at any time or times as the Administrative Agent or the Documentation Agent may request on or after an Event of Default, deliver or cause to be delivered to the Administrative Agent and the Documentation Agent written appraisals as to the Inventory in form, scope and methodology acceptable to the Administrative Agent and the Documentation Agent and by an appraiser acceptable to the Administrative Agent and the Documentation Agent, addressed to Agents and Lenders and upon which Agents and Lenders are expressly permitted to rely; (e) the Loan Parties shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) none of the Inventory or other Collateral constitutes farm products or the proceeds thereof; (g) each Loan Party assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (h) the Loan Parties shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate any Loan Party to repurchase such Inventory; (i) the Loan Parties shall keep the Inventory in good and marketable condition; and
(j) the Loan Parties shall not, without prior written notice to the Administrative Agent and the Documentation Agent or the specific identification of such Inventory in a report with respect thereto provided by the Administrative Borrower to the Administrative Agent and the Documentation Agent pursuant to Section 8.03(a) hereof, acquire or accept any Inventory on consignment or approval.

                                 ARTICLE IX

                              EVENTS OF DEFAULT

                  Section 9.01 Events of Default. If any of the following
                               -----------------
Events of Default shall occur and be continuing:

                           (a) any Borrower shall fail to pay any principal
of or interest on any Loan, any Reimbursement Obligation, any Agent Advance or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

                           (b) any representation or warranty made or deemed
made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to any Agent, any Lender or the L/C Issuer pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

                           (c) any Loan Party shall fail to perform or
comply with any covenant or agreement contained in (i) clauses (b), (c),
(d), (f), (h), (j), (k), (l), (m), (n), (o), (p), (q) or (r) of Section
7.01, Section 7.02 or Section 7.03 or ARTICLE VIII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in any Security Agreement to which it is a party, any Pledge Agreement to which it is a party, or any Mortgage to which it is a party, (ii) clauses (e), (g), and (i) of Section 7.01 and such failure, if capable of being remedied, shall remain unremedied for 5 days, after the earlier of the date a senior officer of any Loan Party shall become aware of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party, (iii) clauses (a)(i), (a)(ii), (a)(iii), (a)(iv) or (a)(vii) of
Section 7.01 and such failure shall remain unremedied for 5 days, (iv) clauses (a)(v), (a)(x), (a)(xvii) and (a)(xviii) of Section 7.01 and such failure shall remain unremedied for 3 days, and (v) clauses (a)(vi),
(a)(viii), (a)(ix), (a)(xi), (a)(xii), (a)(xiii), (a)(xiv), (a)(xv) and
(a)(xvi) of Section 7.01 and such failure shall remain unremedied for 1 day;

                           (d) any Loan Party shall fail to perform or
comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party;

                           (e) the Parent or any of its Significant
Subsidiaries shall fail to pay any principal of or interest on any of its Indebtedness in excess of $5,000,000 (excluding Indebtedness evidenced by this Agreement and excluding the Excluded Material Contracts), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

                           (f) the Parent or any of its Significant
Subsidiaries (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

                           (g) any proceeding shall be instituted against
the Parent or any of its Significant Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

                           (h) any provision of any Loan Document shall at
any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

                           (i) any Security Agreement, any Pledge Agreement,
any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Lenders on any Collateral purported to be covered thereby;

                           (j) on or after August 15, 2004, the holders of
any of the 1997 Debentures shall have a right to require the Parent or any of its Subsidiaries to purchase any such debentures on a date prior to a date after the Final Maturity Date that is acceptable to the Collateral Agent in its sole discretion;

                           (k) one or more judgments or orders for the
payment of money exceeding $5,000,000 in the aggregate shall be rendered against the Parent or any of its Significant Subsidiaries and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be a period of 15 consecutive days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment
                                   --------  -------
or order shall not give rise to an Event of Default under this subsection
(k) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof (less any retention) and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

                           (l) the Parent or any of its Significant
Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business for more than fifteen (15) consecutive days which could reasonably be expected to have a Material Adverse Effect;

                           (m) any material damage to, or loss, theft or
destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Loan Party, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect;

                           (n) any cessation of a substantial part of the
business of the Parent or any of its Significant Subsidiaries for a period which materially and adversely affects the ability of such Person to continue its business on a profitable basis which could reasonably be expected to have a Material Adverse Effect;

                           (o) the loss, suspension or revocation of, or
failure to renew, any license or permit now held or hereafter acquired by the Parent or any of its Significant Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

                           (p) the indictment, or the written threatened
indictment of the Parent or any of its Significant Subsidiaries under any criminal statute, or commencement or written threatened commencement of criminal or civil proceedings against any Loan Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

                           (q) any Loan Party or any of its ERISA Affiliates
shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, any Loan Party or any of its ERISA Affiliates incurs a withdrawal liability in an annual amount exceeding $5,000,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof any Loan Party's or any of its ERISA Affiliates' annual contribution requirements with respect to such Multiemployer Plan increases in an annual amount exceeding $5,000,000;

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

                           (r) (i) any Termination Event with respect to any
Employee Plan shall have occurred which results in uninsured or unreimbursed liability, after exhausting all appeals (but not including payment of benefits by the PBGC) exceeding $5,000,000 or (ii) any of the events under
(iii), (iv) or (v) of the definition of "Temination Event" which could reasonably be expected to result in a Material Adverse Effect; provided
                                                               --------
that, with respect to both clause (i) and (ii), such Termination Event (if correctable) shall not have been corrected;

                           (s) the Parent or any of its Significant
Subsidiaries shall be liable for any Environmental Liabilities and Costs the payment of which has a Material Adverse Effect;

                           (t) a Change of Control shall have occurred;

                           (u) an event or development occurs which could
reasonably be expected to have a Material Adverse Effect;

                           (v) an "Event of Default" (or any similar defined
term or concept) under, and as defined in, any of the 2009 Note Indenture, the 2009 Notes, the 1997 Indenture, the 1997 Debentures, the Euro Notes or the Euro Indenture, shall exist; or

                           (w) the holder of the Specified Mechanics Lien
shall have exercised remedies or commenced any enforcement action in respect of such Specified Mechanics Lien and the obligations secured by such lien shall not have been satisfied in full or such action shall not otherwise be stayed or be covered by insurance covering the full payment thereof;

                  then, and in any such event, the Collateral Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate or reduce all Revolving Credit Commitments, whereupon all Revolving Credit Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Loans then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of all Loans and Reimbursement Obligations, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon
                                              --------  -------
the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, all Revolving Credit Commitments shall automatically terminate and all Loans and Reimbursement Obligations then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party. Upon demand by the Administrative Agent after the occurrence and during the continuation of any Event of Default, the Borrowers shall deposit with the Administrative Agent with respect to each Letter of Credit Accommodation then outstanding cash in an amount equal to 105% of the greatest amount for which such Letter of Credit Accommodation may be drawn. Such deposits shall be held by the Administrative Agent in the Letter of Credit Collateral Account as security for, and to provide for the payment of, the Letter of Credit Obligations.

                                 ARTICLE X

                                   AGENTS

                  Section 10.01 Appointment. Each Lender (and each
                                -----------
subsequent maker of any Loan by its making thereof) hereby irrevocably appoints and authorizes the Administrative Agent, the Documentation Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement including: (i) in the case of the Administrative Agent, to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.02(c), to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the
           --------
Lenders for any Agent's inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) in the case of the Administrative Agent and the Collateral Agent, to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) in the case of the Administrative Agent and the Collateral Agent, to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Loans and Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (viii) in the case of the Administrative Agent and the Collateral Agent, subject to Section 10.03 of this Agreement, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all makers of Loans; provided, however, that the L/C Issuer
                                 --------  -------
shall not be required to refuse to honor a drawing under any Letter of Credit Accommodation and the Agents shall not be required to take any action which, in the reasonable opinion of any Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

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

                  Section 10.02 Nature of Duties. The Agents shall have no
                                ----------------
duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided that,
                                                           --------
upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If any Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders have instructed such Agent to act or refrain from acting pursuant hereto.

                  Section 10.03 Rights, Exculpation, Etc. The Agents and
                                -------------------------
their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Loan as the owner thereof until the Collateral Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Collateral Agent; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Collateral Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agents shall not be liable for any apportionment or distribution of payments

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

made in good faith pursuant to Section 4.04, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

                  Section 10.04 Reliance. Each Agent shall be entitled to
                                --------
rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

                  Section 10.05 Indemnification. To the extent that any
                                ---------------
Agent or the L/C Issuer is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify such Agent and the L/C Issuer from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent or the L/C Issuer in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent or the L/C Issuer under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no
                                              --------  -------
Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such liability resulted from such Agent's or the L/C Issuer's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement.

                  Section 10.06 Agents Individually. With respect to its Pro
                                -------------------
Rata Share of each Revolving Credit Commitment and the Total Revolving Credit Commitment hereunder and the Loans made by it, each Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of a Loan. The terms "Lenders", "Required A Lenders", "Required B/C Lenders", "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required A Lenders, the Required B/C Lenders or the Required Lenders. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders.

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

                  Section 10.07 Successor Agent. (a) Each Agent may resign
                                ---------------
from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Administrative Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

                           (b) Upon any such notice of resignation, the
Required Lenders shall appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation hereunder as an Agent, the provisions of this ARTICLE X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.

                           (c) If a successor Agent shall not have been so
appointed within said thirty (30) Business Day period, the retiring Agent, with the consent of the other Agents, shall then appoint a successor Agent who shall serve as an Agent until such time, if any, as the Required Lenders, with the consent of the other Agents, appoint a successor Agent as provided above.

                  Section 10.08 Collateral Matters.
                                ------------------

                           (a) Subject to the terms of a separate written
agreement among the Agents and the Lenders, the Administrative Agent, the Collateral Agent and the Documentation Agent may from time to time make such disbursements and advances ("Agent Advances") which such Agent, in its sole
                             --------------
discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans, Letter of Credit Obligations and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Agent Advances shall bear interest at the maximum rate set forth in this Agreement and shall be repayable on demand and be secured by the Collateral. The Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.02. Any Agent making an Agent Advance shall notify each Lender and the Administrative Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, making the Agent Advance upon such Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent making an Agent Advance by such Lender, such Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to such Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

                           (b) The Lenders hereby irrevocably authorize the
Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any

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

Collateral upon termination of the Total Revolving Credit Commitment and payment and satisfaction of all Loans, Letter of Credit Obligations, and all other Obligations which have matured and which the Collateral Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the requisite Lenders. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

                           (c) Without in any manner limiting the Collateral
Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under
Section 10.08(b). Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Agents and the Lenders upon such Collateral; provided, however, that (i) the Collateral
                              --------  -------
Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

                           (d) The Collateral Agent shall have no obligation
whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

                  Section 10.09 Agency for Perfection. Each Agent and each
                                ---------------------
Lender hereby appoints each other Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agents and the Lenders as secured party. Should the Administrative Agent or any Lender obtain

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

possession or control of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent's request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent's instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

                                 ARTICLE XI

                                  GUARANTY

                  Section 11.01 Guaranty. Each Guarantor hereby jointly and
                                --------
severally and unconditionally and irrevocably guarantees the punctual payment when due, whether by scheduled maturity, required prepayment, acceleration, demand or otherwise, of all Obligations of the Borrowers now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), Letter of Credit Obligations, fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrowers, being the "Guaranteed Obligations"), and agrees to pay any
                          ----------------------
and all expenses (including reasonable counsel fees and expenses) incurred by the Agents, the Lenders and the L/C Issuer in enforcing any rights under the guaranty set forth in this ARTICLE XI. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Agents, the Lenders and the L/C Issuer under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower.

                  Section 11.02 Guaranty Absolute. Each Guarantor, jointly
                                -----------------
and severally, guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents, the Lenders or the L/C Issuer with respect thereto. Each Guarantor agrees that this ARTICLE XI constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this ARTICLE XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this ARTICLE XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                           (a) any lack of validity or enforceability of any
Loan Document or any agreement or instrument relating thereto;

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

                           (b) any change in the time, manner or place of
payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

                           (c) any taking, exchange, release or
non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                           (d) the existence of any claim, set-off, defense
or other right that the Guarantors may have at any time against any Person, including, without limitation, any Agent, any Lender or the L/C Issuer.

                           (e) any change, restructuring or termination of
the corporate, limited liability company or partnership structure or existence of any Loan Party; or

                           (f) any other circumstance (including, without
limitation, any statute of limitations) or any existence of or reliance on any representation by the Agents, the Lenders or the L/C Issuer that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This ARTICLE XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agents, the Lenders, the L/C Issuer or any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

                  Section 11.03 Waiver. Each Guarantor hereby waives (i)
                                ------
promptness, diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this ARTICLE XI and any requirement that the Agents, the Lenders or the L/C Issuer exhaust any right or take any action against any Loan Party or any other Person or any Collateral, (iii) any right to compel or direct any Agent, any Lender or the L/C Issuer to seek payment or recovery of any amounts owed under this
ARTICLE XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party or any other Person or any Collateral, (iv) any requirement that any Agent, any Lender or the L/C Issuer protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral, and (v) any other defense available to the Guarantors. The Guarantors agree that the Agents, the Lenders and the L/C Issuer shall have no obligation to marshall any assets in favor of the Guarantors or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this ARTICLE XI, and acknowledges that this ARTICLE XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.


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

                  Section 11.04 Continuing Guaranty; Assignments. This
                                --------------------------------
ARTICLE XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the date on which all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall have been Paid in Full in cash and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agents, the Lenders and the L/C Issuer and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Revolving Credit Commitments, its Loans and the Letter of Credit Obligations owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 12.07.

                  Section 11.05 Subrogation. No Guarantor will exercise any
                                -----------
rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this ARTICLE XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agents, the Lenders and the L/C Issuer against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall have been Paid in Full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the date on which all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall have been Paid in Full in cash and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agents, the Lenders and the L/C Issuer and shall forthwith be paid to the Agents, the Lenders and the L/C Issuer to be credited and applied to the Guaranteed Obligations and all other amounts payable under this ARTICLE XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this ARTICLE XI thereafter arising. If (i) any Guarantor shall make payment to the Agents, the Lenders and the L/C Issuer of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall be Paid in Full in cash and (iii) the Final Maturity Date shall have occurred, the Agents, the Lenders and the L/C Issuer will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                                ARTICLE XII

                                MISCELLANEOUS

                  Section 12.01 Notices, Etc. All notices and other
                                -------------
communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

                  Solutia Inc.
                  575 Maryville Centre Drive
                  P.O. Box 66760
                  St. Louis, Missouri 63166-6760
                  (courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri 63141)
                  Attention: Jeffrey N. Quinn
                  Telephone: 314-674-1000
                  Telecopier: 314-674-2721

                  with a copy to:

                  Winston & Strawn LLP
                  35 West Wacker Drive
                  Chicago, Illinois 60601
                  Attention: Gregory S. Murray
                  Telephone: 312-558-5669
                  Telecopier: 312-558-5700

                  and

                  Gibson, Dunn & Crutcher LLP
                  Post Montgomery Center, 26th Floor
                  San Francisco, California 94104
                  Attention: Kathryn A. Coleman
                  Telephone: 415-393-8265
                  Telecopier: 415-374-8417

                  if to the Administrative Agent, to it at the following address:

                  Wells Fargo Foothill, Inc.
                  400 North Park Town Center
                  1000 Abernathy Road
                  Atlanta, Georgia 30328
                  Attention: Business Finance Division Manager
                  Telephone: 770-508-1300
                  Telecopier: 770-508-1375
                  and

                  Wells Fargo Foothill, Inc.
                  2450 Colorado Avenue
                  Santa Monica, California 90404
                  Attention: Business Finance Division Manager
                  Telephone: 310-453-7300
                  Telecopier: 310-453-7442

                  if to the Documentation Agent, to it at the following address:

                  Congress Financial Corporation (Central)
                  150 South Wacker Drive
                  Chicago, Illinois 60606
                  Attention: Portfolio Manager
                  Telephone: 312-332-0420
                  Telecopier: 312-332-0424

                  if to the Collateral Agent, to it at the following address:

                  Ableco Finance LLC
                  299 Park Avenue, 23rd Floor
                  New York, New York 10171
                  Attention: Kevin P. Genda
                  Telephone: 212-891-2117
                  Telecopier: 212-891-1541

                  in each case, with a copy to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention: Frederic L. Ragucci, Esq.
                  Telephone: 212-756-2000
                  Telecopier: 212-593-5955

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if mailed, when received or three Business Days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to any Agent or the L/C Issuer pursuant to
ARTICLE II and ARTICLE III shall not be effective until received by such Agent or the L/C Issuer, as the case may be.

                  Section 12.02 Amendments, Etc. No amendment or waiver of
                                ----------------
any provision of this Agreement, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders or by the Collateral Agent with the consent of the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall
             --------  -------
(i) increase the Revolving A Credit Commitment, the Revolving B Credit Commitment or the Revolving C Credit Commitment of any Lender, reduce the principal of, or interest on, the Loans or the Letter of Credit Obligations payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Loans or Letter of Credit Obligations payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Revolving A Credit Commitment, the Total Revolving B Credit Commitment or the Total Revolving C Credit Commitment without the written consent of each Lender affected thereby, (iii) change the percentage of the Revolving Credit Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender, (iv) amend the definition of "Required A Lenders", "Required B/C Lenders", "Required Lenders" or "Pro Rata Share" without the written consent of each Lender, (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders, or release any Borrower or any Guarantor, in each case, without the written consent of each Lender,
(vi) amend, modify or waive Section 4.04 or this Section 12.02 of this Agreement without the written consent of each Lender, (vii) amend, modify or waive Section 2.05(a)(iii) without the written consent of all of the Revolving B Lenders or all of the Revolving C Lenders, as applicable, or
(vii) amend the definition of "Book Value", "Borrowing Base", "Eligible Accounts", "Eligible Inventory", "Net Amount of Eligible Accounts" or "Total Revolving Credit Commitment", without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

                  Section 12.03 No Waiver; Remedies, Etc. No failure on the
                                -------------------------
part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

                  Section 12.04 Expenses; Taxes; Attorneys' Fees. The
                                --------------------------------
Borrowers will pay on demand, all costs and expenses incurred by or on behalf of each Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for each Agent (and, in the case of clauses
(b) through (m) below, each Lender), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals (subject, in the case of costs and expenses in connection with visits, audits, inspections, valuations and field examinations, to the limitations set forth in Section 4.01), arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Agents' or the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents' or the Lenders' claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention or participation in, any court or judicial proceeding arising from or related to this Agreement or any other Loan Document, including, without limitation, in connection with any Insolvency Proceeding related to any Loan Party or the Collateral, including in any adversary proceeding or contested matter commenced or continued by, on behalf of, or against any Loan Party or its estate, and any appeal or review thereof, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (k) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Loan Party, (l) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien, or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by any Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrowers agree to save each Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents, and (z) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers.

            Section 12.05 Right of Set-off. Upon the occurrence and during
                          ----------------
the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Each Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender, provided
                                                                    --------
that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and the Lenders under this
Section 12.05 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents, in law or otherwise.

                  Section 12.06 Severability. Any provision of this
                                ------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 12.07 Assignments and Participations. (a) This
                                ------------------------------
Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan
                                   --------  -------
Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

                           (b) Each Lender may, (x) with the written consent
of the Collateral Agent, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Revolving B Commitment and the Revolving B Loans made by it or its Revolving C Commitment and the Revolving C Loans made by it and (y) with the written consent of the Collateral Agent and the Administrative Agent, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Revolving A Credit Commitment, the Revolving A Loans made by it and its Pro Rata Share of Letter of Credit Obligations, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitments, the Loans made by it and its Pro Rata Share of Letter of Credit Obligations); provided, however, that (i) such assignment is in an amount
              --------  -------
which is at least $10,000,000 or a multiple of $500,000 in excess thereof (or the remainder of such Lender's Revolving Credit Commitment) (except such minimum amount shall not apply to an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender), (ii) the parties to each such assignment shall execute and deliver to the Collateral Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Collateral Agent a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender), (iii) no written consent of the Collateral Agent shall be required in connection with any assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate

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

of such Lender, and (iv) any assignment with respect to the Revolving B Credit Commitments or the Revolving C Credit Commitments (including, the Revolving B Loans or the Revolving C Loans), shall be pro rata in respect of such Lender's Revolving B Credit Commitment and Revolving C Credit Commitment (except in the case of any assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender). The Borrowers and the Agents may continue to deal solely and directly with an assigning Lender in connection with the interest so assigned until such Lender and its assignee shall have executed and delivered to the Administrative Borrower and the Collateral Agent, and the Collateral Agent shall have accepted, an Assignment and Acceptance. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Collateral Agent (or such shorter period as shall be agreed to by the Collateral Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                                    (i) By executing and delivering an
Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

                                    (ii) The Collateral Agent shall, on
behalf of the Borrowers, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and

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

Acceptance delivered to and accepted by it and a register (the "Register")
                                                                --------
for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments of, and principal amount of the Loans (the "Registered Loans") and Letter of Credit Obligations owing to each Lender
 ----------------
from time to time. Other than in connection with an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender, the entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. In the case of any assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender, and which assignment is not recorded in the Register, the assigning Lender shall maintain a comparable register to the Register.

                                    (iii) Upon its receipt of an Assignment
and Acceptance executed by an assigning Lender and an assignee, together with any promissory notes subject to such assignment, the Collateral Agent shall, if the Collateral Agent consents to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.

                                    (iv) A Registered Loan (and the
registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agents shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                                    (v) In the event that any Lender sells
participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the registered
            --------------------
note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                                    (vi) Any foreign Person who purchases or
is assigned or participates in any portion of such Registered Loan shall provide the Agents and the Lender with a completed Internal Revenue Service Form W-8BEN (Certificate of Foreign Status) or a

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

substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Loan.

                           (c) Each Lender may sell participations to one or
more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitments, the Loans made by it and its Pro Rata Share of the Letter of Credit Obligations); provided, that (i) such Lender's obligations under this
              --------
Agreement (including without limitation, its Revolving Credit Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except
(A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans or Letter of Credit Obligations, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document). The Loan Parties agree that each participant shall be entitled to the benefits of
Section 2.07 and Section 4.05 of this Agreement with respect to its participation in any portion of the Revolving Credit Commitments and the Loans as if it were a Lender; provided, however, that the amount of any such
                              --------  -------
benefit shall be limited to the amount that would otherwise be payable to the Lender selling the participation with respect to the portion of the Loan in which the participation was so sold.

                  Section 12.08 Counterparts. This Agreement may be executed
                                ------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

                  Section 12.09 GOVERNING LAW. THIS AGREEMENT AND THE OTHER
                                -------------
LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

                  Section 12.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS
                                -------------------------------------------
AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR
---------
ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK,


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

AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY HEREBY IRREVOCABLY APPOINTS CT CORPORATION AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01 AND TO CT CORPORATION AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  Section 12.11 WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY,
                                --------------------------
EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

                  Section 12.12 Consent by the Agents and Lenders. Except as
                                ---------------------------------
otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of any Agent or any Lender shall be permitted or
            ------
required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

                  Section 12.13 No Party Deemed Drafter. Each of the parties
                                -----------------------
hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

                  Section 12.14 Reinstatement; Certain Payments. If any
                                -------------------------------
claim is ever made upon any Agent, any Lender or the L/C Issuer for repayment or recovery of any amount or amounts received by such Agent, such Lender or the L/C Issuer in payment or on account of any of the Obligations, such Agent, such Lender or the L/C Issuer shall give prompt notice of such claim to each other Agent and Lender and the Administrative Borrower, and if such Agent, such Lender or the L/C Issuer repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Agent, such Lender or the L/C Issuer or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Agent, such Lender or the L/C Issuer with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Agent, such Lender or the L/C Issuer hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Agent, such Lender or the L/C Issuer.

                  Section 12.15 Indemnification.
                                ---------------

                           (a) General Indemnity. In addition to each Loan
                               -----------------
Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Agent, each Lender and the L/C Issuer and all of their respective officers, directors, members, partners, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses,
                          -----------
damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent's or any Lender's furnishing of funds to the Borrowers or the L/C Issuer's issuing of Letter of Credit Accommodations for the account of the Borrowers under this Agreement or the other Loan Documents, including, without limitation, the management of any such Loans or the Letter of Credit Obligations, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not
 -------------------    --------  -------
have any obligation under this subsection (a) for any Indemnified Matter (x) to any Indemnitee caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction or (y) to any Lender or its Indemnitees arising directly from any action solely between or among the Lenders.

                           (b) Environmental Indemnity. Without limiting
                               -----------------------
Section 12.15(a) hereof, each Loan Party agrees to, jointly and severally, defend, indemnify, and hold harmless the Indemnitees against any and all Environmental Liabilities and Costs and all other claims, demands, penalties, fines, liability (including strict liability), losses, damages, costs and expenses (including without limitation, reasonable legal fees and expenses, consultant fees and laboratory fees), arising out of (i) any Releases or threatened Releases (x) at any property presently or formerly owned or operated by any Loan Party or any Subsidiary of any Loan Party, or any corporate predecessor, or (y) of any Hazardous Materials Handled by any Loan Party or any Subsidiary of any Loan Party, or any corporate predecessor; (ii) any violations of Environmental Laws; (iii) any Environmental Action relating to any Loan Party or any Subsidiary of any Loan Party, or any corporate predecessor; (iv) any personal injury (including wrongful death) or property damage (real or personal) arising out of exposure to Hazardous Materials Handled by any Loan Party or any Subsidiary of any Loan Party, or any corporate predecessor; and (v) any breach of any warranty or representation regarding environmental matters made by the Loan Parties in Section 6.01(r) or the breach of any covenant made by the Loan Parties in Section 7.01(j). Notwithstanding the foregoing, the Loan Parties shall not have any obligation to any Indemnitee under this subsection (b) regarding any and all Environmental Liabilities and Costs and all other claims, demands, penalties, fines, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable legal fees and expenses, consultant fees and laboratory fees) covered hereunder which is caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

                           (c) The indemnification for all of the foregoing
losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The indemnities set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

                  Section 12.16 Parent as Agent for Borrowers. Each Borrower
                                -----------------------------
hereby irrevocably appoints the Parent as the borrowing agent and attorney-in-fact for the Borrowers (the "Administrative Borrower") which
                                         -----------------------
appointment shall remain in full force and effect unless and until the Agents shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide to the Agents and receive from the Agents all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under the Loan Documents and (ii) to take such action as the Administrative

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

Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agents nor the Lenders shall incur liability to the Borrowers as a result hereof. Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Agents and the Lenders to do so, and in consideration thereof, each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnitees and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of the Borrowers as herein provided, (b) the Agents and the Lenders relying on any instructions of the Administrative Borrower, or (c) any other action taken by any Agent or any Lender hereunder or under the other Loan Documents.

                  Section 12.17 Records. The unpaid principal of and
                                -------
interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Revolving Credit Commitments, and the accrued and unpaid fees (including, without limitation, the Unused Line Fee and Letter of Credit Fee) payable pursuant to the terms hereof and the Fee Letter, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error.

                  Section 12.18 Binding Effect. This Agreement shall become
                                --------------
effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

                  Section 12.19 Interest. It is the intention of the parties
                                --------
hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be Paid in Full, refunded by such Agent or such Lender, as applicable, to the Borrowers); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be Paid in Full, refunded by such Agent or such Lender to the Borrowers). All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time
(x) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.19 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would be less than the amount of interest payable to such Agent or such Lender computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this
Section 12.19.

                  For purposes of this Section 12.19, the term "applicable law" shall mean that law in effect from time to time and applicable to the loan transaction between the Borrowers, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

                  The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

                  Section 12.20 Confidentiality. Each Agent and each Lender
                                ---------------
agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties on and after the Effective Date pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein
                                               --------
shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any Agent or any Lender, (iii) to examiners, auditors, accountants or Securitization Parties, (iv) in connection with any litigation to which any Agent or any Lender is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section
12.20. Each Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; provided that each Loan Party acknowledges
                                --------
that (x) each Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that each Agent and each Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information, and (y) the provisions of this
Section 12.20 shall not apply to the federal tax structure or federal tax treatment of such transactions, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all Persons, without limitation, the federal tax structure and federal tax treatment of such transactions (including all written materials related to such tax structure and tax treatment), the intent of which is to cause the transactions contemplated hereby not to be treated as having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under
Section 6011 of the Internal Revenue Code, and shall be construed in a manner consistent with such purpose.

                  Section 12.21 Integration. This Agreement, together with
                                -----------
the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                  Section 12.22 Intercreditor Agreement. EACH AGENT AND
                                -----------------------
LENDER HEREBY GRANTS TO THE COLLATERAL AGENT ALL REQUISITE AUTHORITY TO ENTER INTO OR OTHERWISE BECOME BOUND BY THE 2009 NOTE SUBORDINATION AGREEMENT AND TO BIND THE AGENTS AND LENDERS THERETO BY THE COLLATERAL AGENT'S ENTERING INTO OR OTHERWISE BECOMING BOUND THEREBY, AND NO FURTHER CONSENT OR APPROVAL ON THE PART OF THE AGENTS OR LENDERS IS OR WILL BE REQUIRED IN CONNECTION WITH THE PERFORMANCE OF THE 2009 NOTE SUBORDINATION AGREEMENT.

                  Section 12.23 Dutch Security Agreement. Notwithstanding
                                ------------------------
anything contained in this Agreement and the other Loan Documents and solely for the purpose of ensuring and preserving the validity and continuity of the security rights granted and to be granted under or pursuant to the security agreements governed by the laws of The Netherlands (the "Dutch
                                                                  -----
Security Agreements"), (i) each of the Loan Parties hereby irrevocably and
-------------------
unconditionally undertakes to pay to the Collateral Agent an amount equal to the aggregate amount of the Principal Obligations as they may exist from time to time (the payment undertaking of the Loan Parties to the Collateral Agent under this
Section 12.23(a) is referred to as the "Parallel Debt"), and (ii) each of
                                        -------------
the Lenders and the other parties hereto hereby acknowledges and consents to
(x) the undertaking by the relevant Loan Party to the Collateral Agent, in its individual capacity and not as agent, representative or trustee, amounts which are equal to and in the currency of the Obligations from time to time due in accordance with the terms of the Obligations, and (y) the granting of the security rights contemplated by the Dutch Security Agreements in favor of the Collateral Agent in its individual capacity as security for its claims under the Parallel Debt.

                           (b) The Lenders and the other parties hereto
agree that the Parallel Debt is a claim of the Collateral Agent which is separate and independent from, and without prejudice to, the claims of the Lenders in respect of the Obligations, and neither such claim nor the security rights as contemplated by the Dutch Security Agreements are held jointly with the Lenders, provided that to the extent any amount is paid to
                          --------
and received by the Collateral Agent in payment of the Parallel Debt, the total amount due and payable in respect of the Obligations shall be decreased as if such amount were received by the Lenders or any of them in payment of the corresponding Obligations. The Collateral Agent, acting in its individual capacity, hereby agrees to apply all proceeds that it receives in connection with any enforcement action taken under or pursuant to the Dutch Security Agreements or otherwise in satisfaction in whole or in part of the Parallel Debt, mutatis mutandis, in accordance with the provisions of this Agreement and the other Loan Documents.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       BORROWERS:
                                       ----------

                                       SOLUTIA INC.

                                       By:   /s/ Kevin Wilson
                                             ----------------

                                       Name: C. Kevin Wilson
                                       Title: Vice President and Treasurer
                                        Solutia Inc.

                                       SOLUTIA BUSINESS ENTERPRISES, INC.


                                       By:   /s/ Kevin Wilson
                                             ----------------
                                             Name: C. Kevin Wilson
                                             Title: President

                                       GUARANTORS:
                                       -----------

                                       CPFILMS INC.

                                       By:    /s/ Kevin Wilson
                                              ----------------
                                              Name: C. Kevin Wilson
                                              Title: Vice President

                                       MONCHEM, INC.


                                       By:    /s/ Kevin Wilson
                                              ----------------
                                              Name: C. Kevin Wilson
                                              Title: President
                                                     Monchem, Inc.

                                       MONCHEM INTERNATIONAL, INC.


                                       By:    /s/ Kevin Wilson
                                              ----------------
                                              Name: C. Kevin Wilson
                                              Title: President
                                                     Monchem International, Inc.

                                       SOLUTIA INVESTMENTS, LLC

                                       By:    /s/ Kevin Wilson
                                              ----------------
                                              Name: C. Kevin Wilson
                                              Title:  President

                                       SOLUTIA SYSTEMS, INC.

                                       By:    /s/ Kevin Wilson
                                              ----------------
                                              Name: C. Kevin Wilson
                                              Title: President
                                                     Solutia Systems, Inc.

                                       COLLATERAL AGENT AND LENDER:
                                       ---------------------------

                                       ABLECO FINANCE LLC


                                       By:    /s/ Kevin Genda
                                              ---------------------------------
                                              Name: Kevin Genda
                                              Title: Senior Vice President and
                                                     Chief Credit Officer

                                       DOCUMENTATION AGENT AND LENDER:
                                       ------------------------------

                                       CONGRESS FINANCIAL CORPORATION
                                       (CENTRAL)


                                       By:    /s/ Richard K. Schultz
                                              ----------------------
                                              Name: Richard K. Schultz
                                              Title: Vice President

                                       ADMINISTRATIVE AGENT AND LENDER:
                                       -------------------------------

                                       WELLS FARGO FOOTHILL, INC.


                                       By:    /s/ Phyliss Hasen
                                              -----------------
                                              Name: Phyliss Hasen
                                              Title: Vice President

                              LENDERS:
                              -------

                              HIGHBRIDGE/ZWIRN SPECIAL
                              OPPORTUNITIES FUND, L.P.

                              By:    Highbridge/Zwirn Capital Management, LLC


                              By:    /s/ Daniel B. Zwirn
                                     -------------------
                                     Name: Daniel B. Zwirn
                                     Title: Managing Principal

                              LENDERS:
                              --------

                              FORTRESS CREDIT OPPORTUNITIES I LP

                              By:    FORTRESS CREDIT OPPORTUNITIES I
                                     GP LLC, its general partner


                              By:    /s/ Marc K. Furstein
                                     --------------------
                                     Name: Marc K. Furstein
                                     Title: Chief Operating Officer

                              LENDERS:
                              --------

                              UPPER COLUMBIA CAPITAL COMPANY, LLC


                              By:    /s/ Adrian Duffy
                                     ----------------
                                     Name: Adrian Duffy
                                     Title: Manager

                              LENDERS:
                              --------

                              TRS THEBE LLC


                              By:    /s/ John Pineiro
                                     ----------------
                                     Name: John Pineiro
                                     Title: Director